                          SECOND AMENDED AND RESTATED
                 REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

                           Dated as of June 3, 1997

                                 By And Among

                          ROTECH MEDICAL CORPORATION
                               (the "Borrower")

                                      and

             SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION,
                          individually and as Agent,
                              NATIONSBANK, N.A.,
                              BARNETT BANK, N.A.,
                             BANK OF AMERICA, FSB
                           AMSOUTH BANK OF FLORIDA,
             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,
                    "RABOBANK NEDERLAND", NEW YORK BRANCH,
                          THE SUMITOMO BANK, LIMITED,
                             MELLON BANK, N.A. and
                            BANK ONE KENTUCKY, N.A.
                         (collectively the "Lenders")

================================================================================

1. Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997, by and among the Borrower and the Lenders.

2. Revolving Credit Notes, from the Borrower, dated June 3, 1997, with attached acknowledgements and Affidavits of Out-of-State Delivery, in favor of each of the Lenders, as follows:

     (a) In favor of SunTrust Bank, Central Florida, National Association in the face amount of $65,000,000.00 (which renews and replaces that certain Revolving Credit Note dated December 29, 1995 in the face amount of $55,000,000.00);

     (b) In favor of NationsBank, N.A. in the face amount of $50,000,000.00 (which renews and replaces that certain Revolving Credit Note dated June 4, 1996 in the face amount of $40,000,000.00);

     (c) In favor of Barnett Bank, N.A., in the face amount of $50,000,000.00 (which renews and replaces that certain Revolving Credit Note dated June 4, 1996 in the face amount of $30,000.00);

          (d) In favor of Bank of America, FSB, in the face amount of $40,000,000.00;

          (e) In favor of AmSouth Bank of Florida, in the face amount of $25,000,000.00;

          (f) In favor of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, in the face amount of $20,000,000.00 (which renews and replaces that certain Revolving Credit Note dated June 4, 1996 in the face amount of $20,000.00);

          (g) In favor of The Sumitomo Bank, Limited, in the face amount of $15,000,000,000.00;

          (h) In favor of Mellon Bank, N.A., in the face amount of $15,000,000.00; and

          (i) In favor of Bank One Kentucky, N.A., in the face amount of $10,000,000.00.

     3. Line of Credit Note from the Borrower in favor of SunTrust in the face amount of $10,000,000.00 with attached acknowledgment and Affidavit of Out-of-State Delivery.

     4. Second Supplement to Contribution Agreement, dated as of June 3, 1997, by and among the Borrower, each of the subsidiaries of Borrower (the "Guarantors") and SunTrust Bank, Central Florida National Association, as Agent (the "Agent").

     5. Second Supplement to Guaranty Agreement, dated as of June 4, 1996, by and among the Additional Guarantors (as defined therein) and the Agent.

     6. Agreement Not to Sell or Encumber Assets, dated as of June 3, 1997, by and among the Companies (as defined therein) and the Agent.

     7.   Certificate of the Secretary of the Borrower, dated June 3, 1997.

     8. Certificate of the Secretary of the Subsidiaries of the Borrower, dated June 3, 1997. (NOTE: copies of Articles of Incorporation and Bylaws of the Additional Subsidiaries, as defined therein, are maintained in the Agent's file. )

     9.   Closing Certificate dated June 3, 1997.

     10.  Certificate of Good Standing of the Borrower.

     11. Opinion of Counsel of the Borrower and the Subsidiaries (as defined therein) dated as of June 3, 1997, issued by Winderweedle, Haines, Ward & Woodman, P.A.

================================================================================

                          SECOND AMENDED AND RESTATED
                 REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT

                           Dated as of June 3, 1997

                                 By And Among

                          ROTECH MEDICAL CORPORATION

                                      and


             SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION,
                          individually and as Agent,
                              NATIONSBANK, N.A.,
                              BARNETT BANK, N.A.,
                             BANK OF AMERICA, FSB
                           AMSOUTH BANK OF FLORIDA,
             COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANKB.A.,
                    "RABOBANK NEDERLAND", NEW YORK BRANCH,
                          THE SUMITOMO BANK, LIMITED,
                             MELLON BANK, N.A. and
                            BANK ONE KENTUCKY, N.A.

================================================================================

                                 TABLE OF CONTENTS
                                 -----------------

                                                                                            Page
                                                                                            ----
ARTICLE I

                    DEFINITIONS; CONSTRUCTION..............................................   2
     Section 1.1    Definitions............................................................   2
     Section 1.2    Accounting Terms and Determination.....................................  15
     Section 1.3    Other Definitional Provisions..........................................  15
     Section 1.4    Exhibits and Schedules.................................................  16

ARTICLE II               REVOLVING LOANS...................................................  16

     Section 2.1    Commitment; Use of Proceeds............................................  16
     Section 2.2    Notes; Repayment of Principal..........................................  17

     Section 2.3    Voluntary Reduction of Revolving Loan Commitments......................  17

ARTICLE III            LINE OF CREDIT LOANS................................................  17

     Section 3.1    Line of Credit Commitment; Use of Proceeds.............................  17
     Section 3.2    Notes; Repayment of Principal..........................................  18
     Section 3.3    Voluntary Reduction of Line of Credit Loan Commitment..................  18
     Section 3.4    Mandatory LIBOR Advance................................................  18

ARTICLE IV              GENERAL LOAN TERMS.................................................  19

     Section 4.1    Funding Notices........................................................  19
     Section 4.2    Disbursement of Funds..................................................  20
     Section 4.3    Interest...............................................................  21
     Section 4.4    Interest Periods.......................................................  22
     Section 4.5    Fees...................................................................  23
     Section 4.6    Voluntary Prepayments of Borrowings....................................  23
     Section 4.7    Payments, etc..........................................................  24
     Section 4.8    Interest Rate Not Ascertainable, etc...................................  26
     Section 4.9    Illegality.............................................................  26
     Section 4.10   Increased Costs........................................................  27
     Section 4.11   Lending Offices........................................................  29
     Section 4.12   Funding Losses.........................................................  29
     Section 4.13   Assumptions Concerning Funding of LIBOR Advances.......................  30
     Section 4.14   Apportionment of Payments..............................................  30
     Section 4.15   Sharing of Payments, Etc...............................................  30
     Section 4.16   Capital Adequacy.......................................................  30
     Section 4.17   Benefits to Guarantors.................................................  31
     Section 4.18   Return of Payments.....................................................  31

ARTICLE V            CONDITIONS TO BORROWINGS.............................................. 31

     Section 5.1     Conditions Precedent to Initial Loans................................. 31
     Section 5.2     Conditions to All Loans............................................... 34

ARTICLE VI        REPRESENTATIONS AND WARRANTIES........................................... 35

     Section 6.1     Organization and Qualification........................................ 35
     Section 6.2     Corporate Authority................................................... 35
     Section 6.3     Financial Statements.................................................. 36
     Section 6.4     Tax Returns........................................................... 36
     Section 6.5     Actions Pending....................................................... 36
     Section 6.6     Representations; No Defaults.......................................... 36
     Section 6.7     Title to Properties; Capitalized Leases............................... 37
     Section 6.8     Enforceability of Agreement........................................... 37
     Section 6.9     Consent............................................................... 38
     Section 6.10    Federal Reserve Regulations........................................... 38
     Section 6.11    ERISA................................................................. 38
     Section 6.12    Subsidiaries.......................................................... 39
     Section 6.13    Outstanding Debt...................................................... 39
     Section 6.14    Conflicting Agreements................................................ 39
     Section 6.15    Environmental Matters................................................. 40
     Section 6.16    Possession of Franchises, Licenses, Etc............................... 40
     Section 6.17    Patents, Trademarks, Etc.............................................. 41
     Section 6.18    Governmental Consent.................................................. 41
     Section 6.19    Disclosure............................................................ 42
     Section 6.20    Insurance Coverage.................................................... 42
     Section 6.21    Labor Matters......................................................... 42
     Section 6.22    Intercompany Loans; Dividends......................................... 42
     Section 6.23    Securities Acts....................................................... 43
     Section 6.24    Investment Company Act; Holding Company............................... 43
     Section 6.25    Regulation G, Etc..................................................... 43
     Section 6.26    Changes in Financial Condition; Adverse Developments.................. 43

ARTICLE VII           AFFIRMATIVE COVENANTS................................................ 43

     Section 7.1     Corporate Existence, Etc.............................................. 43
     Section 7.2     Compliance with Laws, Etc............................................. 44
     Section 7.3     Payment of Taxes and Claims, Etc...................................... 44
     Section 7.4     Keeping of Books...................................................... 44
     Section 7.5     Visitation, Inspection, Etc........................................... 44
     Section 7.6     Insurance; Maintenance of Properties.................................. 44
     Section 7.7     Reporting Covenants................................................... 45
     Section 7.8     Financial Covenants................................................... 49
     Section 7.9     Notices Under Certain Other Indebtedness.............................. 50
     Section 7.10    Additional Guarantors................................................. 51
     Section 7.11    Fiscal Year........................................................... 51
     Section 7.12    Ownership of Guarantors............................................... 51
     Section 7.13    Subordination of Intercompany Loans................................... 51

ARTICLE VIII            NEGATIVE COVENANTS................................................. 52

     Section 8.1     Indebtedness.......................................................... 52
     Section 8.2     Liens................................................................. 53
     Section 8.3     Mergers, Acquisitions, Sales, Etc..................................... 53
     Section 8.4     Investments, Loans, Etc............................................... 54
     Section 8.5     Sale and Leaseback Transactions....................................... 55
     Section 8.6     Transactions with Affiliates.......................................... 55
     Section 8.7     Optional Prepayments.................................................. 56
     Section 8.8     Changes in Business................................................... 56
     Section 8.9     ERISA................................................................. 56
     Section 8.10    Additional Negative Pledges........................................... 56
     Section 8.11    Limitation on Payment Restrictions Affecting
                     Consolidated Companies................................................ 56
     Section 8.12    Actions Under Certain Documents....................................... 57
     Section 8.13    Dividends............................................................. 57
     Section 8.14    Changes in Control or Ownership....................................... 57

ARTICLE IX              EVENTS OF DEFAULT.................................................. 57

     Section 9.1     Payments.............................................................. 57
     Section 9.2     Covenants Without Notice.............................................. 58
     Section 9.3     Other Covenants....................................................... 58
     Section 9.4     Representations....................................................... 58
     Section 9.5     Non-Payments of Other Indebtedness.................................... 58
     Section 9.6     Defaults Under Other Agreements....................................... 58
     Section 9.7     Bankruptcy............................................................ 58
     Section 9.8     ERISA................................................................. 59
     Section 9.9     Money Judgment........................................................ 60
     Section 9.10    Ownership of Credit Parties........................................... 60
     Section 9.11    Change in Control of Borrower......................................... 60
     Section 9.12    Default Under Other Credit Documents.................................. 60
     Section 9.13    Attachments........................................................... 60

ARTICLE X                   THE AGENT...................................................... 61

     Section 10.1    Appointment of Agent.................................................. 61
     Section 10.2    Nature of Duties of Agent............................................. 61
     Section 10.3    Lack of Reliance on the Agent......................................... 62
     Section 10.4    Certain Rights of the Agent........................................... 62
     Section 10.5    Reliance by Agent..................................................... 63
     Section 10.6    Indemnification of Agent.............................................. 63
     Section 10.7    The Agent in its Individual Capacity.................................. 63
     Section 10.8    Holders of Notes...................................................... 64
     Section 10.9    Successor Agent....................................................... 64

ARTICLE XI                MISCELLANEOUS.................................................... 65

     Section 11.1    Notices............................................................... 65
     Section 11.2    Amendments, Etc....................................................... 65
     Section 11.3    No Waiver; Remedies Cumulative........................................ 65
     Section 11.4    Payment of Expenses, Etc.............................................. 66
     Section 11.5    Right of Setoff....................................................... 68

     Section 11.6    Benefit of Agreement.................................................. 68
     Section 11.7    Governing Law; Submission to Jurisdiction............................. 71
     Section 11.8    Independent Nature of Lenders' Rights................................. 71
     Section 11.9    Counterparts.......................................................... 72
     Section 11.10   Effectiveness; Survival............................................... 72
     Section 11.11   Severability.......................................................... 72
     Section 11.12   Independence of Covenants............................................. 72
     Section 11.13   Change in Accounting Principles, Fiscal Year or Tax Laws.............. 72
     Section 11.14   Headings Descriptive; Entire Agreement................................ 73
     Section 11.15   Time is of the Essence................................................ 73
     Section 11.16   Usury................................................................. 73
     Section 11.17   Construction.......................................................... 73

                                   SCHEDULES
                                   ---------

Schedule  6.1       Organization and Ownership of Subsidiaries
Schedule  6.4       Tax Filings and Payments
Schedule  6.5       Certain Pending and Threatened Litigation
Schedule  6.7       Capitalized Lease Obligations
Schedule  6.11      Employee Benefit Matters
Schedule  6.13      Outstanding Debt, Defaults
Schedule  6.14      Conflicting Agreements
Schedule  6.15(a)   Environmental Compliance
Schedule  6.15(b)   Environmental Notices
Schedule  6.15(c)   Environmental Permits
Schedule  6.15(d)   Equal Employment and Employee Safety
Schedule  6.17      Patent, Trademark, License, and Other
                    Intellectual Property Matters
Schedule  6.21      Labor and Employment Matters
Schedule  6.22      Intercompany Loans
Schedule  8.1(b)    Existing Indebtedness
Schedule  8.2       Existing Liens


                                   EXHIBITS
                                   --------

Exhibit A           Form of Assignment and Acceptance
Exhibit B           Copy of Existing Subsidiary Guaranty Agreement,
                    together with First Supplement thereto
Exhibit C           Copy of Existing Contribution Agreement, together
                    with First Supplement thereto
Exhibit D           Form of Line of Credit Note
Exhibit E           Form of Revolving Credit Note
Exhibit F           Form of Closing Certificate
Exhibit G           Form of Opinion of Borrower's Counsel
Exhibit H           Form of Joinder to this Agreement
Exhibit I           Form of Supplement to Subsidiary Guaranty Agreement
Exhibit J           Form of Negative Pledge
Exhibit K           Form of Supplement to Contribution Agreement
Exhibit L           Description of Redeemable Common Stock

                          SECOND AMENDED AND RESTATED
                 REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT
                 ---------------------------------------------


     THIS SECOND AMENDED AND RESTATED REVOLVING CREDIT AND LINE OF CREDIT AGREEMENT, dated as of June 3, 1997 (the "Agreement") by and among ROTECH MEDICAL CORPORATION ("Borrower"), a Florida corporation, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, ("SunTrust") a national banking association, NATIONSBANK, N.A., BARNETT BANK, N.A., BANK OF AMERICA, FSB, AMSOUTH BANK OF FLORIDA, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, THE SUMITOMO BANK, LIMITED, MELLON BANK, N.A. AND BANK ONE KENTUCKY, N.A. (collectively, the "Lenders" and, individually, a "Lender"), and SunTrust as Agent for the Lenders.


                             W I T N E S S E T H:
                             -------------------


     THAT the Borrower, the Guarantors, the Lenders signatories thereto and the Agent previously entered into that certain Revolving Credit and Line of Credit Agreement dated as of December 29, 1995, which was amended and restated by that certain Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 4, 1996 (as amended and restated, the "Original Credit Agreement"); and

     THAT, the Borrower has requested that the total Commitment be increased by $100,000,000.00 to $300,000,000.00 (which requires the addition of other Lenders and the increase by certain of the original Lenders of the amounts of their original Revolving Loan Commitments) and that certain of the financial covenants and other terms and covenants of the Original Credit Agreement be revised; and

     THAT certain additional Lenders have agreed to extend Revolving Loans to the Borrower and certain of the original Lenders have agreed to increase the amounts of their original Revolving Loan Commitments; and

     THAT, the Lenders and the Agent have agreed to amend and restate the Original Credit Agreement to provide for the foregoing subject to the terms and condi tions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend and restate the Original Credit Agreement in its entirety and agree that the Original Credit Agreement shall be and hereby is superseded in its entirety by this Agreement and further covenant and agree as follows:


                                 ARTICLE I

                           DEFINITIONS; CONSTRUCTION
                           -------------------------


    SECTION 1.1 DEFINITIONS . As used in this Agreement, and in any instrument,
                -----------
certificate, document or report delivered pursuant thereto, the following terms shall have the following meanings (to be equally applicable to both the singular and plural forms of the term defined):


          "ADVANCE" shall mean any principal amount advanced and remaining
           -------
outstanding at any time under the Revolving Loans or the Line of Credit Loans, which Advance shall be made or outstanding as a Base Rate Advance or LIBOR Advance in the case of Revolving Loans.

          "AFFILIATE" of any Person means any other Person directly or
           ---------
indirectly controlling, controlled by, or under common control with, such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person.

          "AGENT" shall mean SunTrust Bank, Central Florida, National
           -----
Association, as agent for the Lenders hereunder and under the other Credit Documents, and each successor Agent.

          "AGREEMENT" shall mean this Second Amended and Restated Revolving
           ---------
Credit and Line of Credit Agreement, either as originally executed or as it may be from time to time supplemented, amended, restated, renewed or extended and in effect.

          "ASSET VALUE" shall mean, with respect to any property or asset of any
           -----------
Consolidated Company as of any particular date, an amount equal to the greater of (i) the then book value of such property or asset as established in accordance with GAAP, and (ii) the then fair market value of such property or asset as determined in good faith by the board of directors of such Consolidated Company.

          "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance
           -------------------------
entered into by a Lender and an Eligible Assignee in accordance with the terms of this Agreement and substantially in the form of Exhibit A.
                                                   ---------

          "BANKRUPTCY CODE" shall mean The Bankruptcy Code of 1978, as amended
           ---------------
and in effect from time to time (11 U.S.C. (S)5101 et seq.).
                                                   ------

          "BASE RATE" shall mean (with any change in the Base Rate to be
           ---------
effective as of the date of change of either of the following rates):


          with respect to the Revolving Loans the higher of (a) the rate which SunTrust Banks of Florida, Inc., ("SunTrust Banks") announces from time to time as its prime lending rate, as in effect from time to time (the "Prime Rate") or
          (b) the Federal Funds Rate, as in effect from time to time, plus one-half of one percent (0.50%) per annum. The Prime
          ----
          Rate is a reference rate and does not necessarily represent the lowest or best rate charged borrowing customers of any subsidiary bank of SunTrust Banks; any subsidiary of SunTrust Banks, including the Agent, may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.


          "BASE RATE ADVANCE" shall mean an Advance made or outstanding as a
           -----------------
Revolving and bearing interest based on the Base Rate.

          "BORROWING" shall mean the incurrence by Borrower under any Facility
           ---------
of Advances of one Type concurrently having the same Interest Period or the continuation or conversion of an existing Borrowing or Borrowings in whole or in part.

          "BUSINESS DAY" shall mean any day other than Saturday, Sunday and a
           ------------
day on which commercial banks are required to be closed for business in Orlando, Florida.

          "CAPITALIZED LEASE OBLIGATIONS" shall mean all lease obligations which
           -----------------------------
have been or are required to be, in accordance with GAAP, capitalized on the books of the lessee.

          "CERCLA" has the meaning set forth in Section 6.15 of this Agreement.
           ------

          "CLOSING DATE" shall mean the date on or before June 3, 1997, on which
           ------------
the initial Loans are made and the conditions set forth in Section 5.1 are satisfied or waived in accordance with Section 11.2.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "COMMITMENT" shall mean, for any Lender at any time, its Revolving
           ----------
Loan Commitment and, in addition, for SunTrust, it shall also mean its Line of Credit Commitment, as the case may be.

          "CONSOLIDATED COMPANIES" shall mean, collectively, Borrower and all of
           ----------------------
its Subsidiaries.

          "CONSOLIDATED EBIT" shall mean, for any fiscal period of the Borrower,
           -----------------
an amount equal to the sum of its Consolidated Net Income (Loss), plus, (i)
                                                           ----
Consolidated Interest Expense and (ii) Consolidated Income Tax Expense.

          "CONSOLIDATED EBITDA" shall mean, for any fiscal period of the
           -------------------
Borrower, an amount equal to the sum of its Consolidated EBIT, plus (i) depreciation and (ii) amortization, for such period.

          "CONSOLIDATED EBITR" shall mean, for any fiscal period of the
           ------------------
Borrower, an amount equal to the sum of its Consolidated EBIT plus Consolidated Rental Expense.

          "CONSOLIDATED FUNDED DEBT" shall mean the sum of Consolidated Senior
           ------------------------
 Funded Debt and Subordinated Debt .

          "CONSOLIDATED IR" shall mean, for any fiscal period of the Borrower,
           ---------------
an amount equal to the sum of its Consolidated Interest Expense plus
                                                                ----
Consolidated Rental Expense.

          "CONSOLIDATED INTEREST EXPENSE" shall mean, for any fiscal period of
           -----------------------------
Borrower, total interest expense (including without limitation, interest expense attributable to capitalized leases) of Borrower and its Subsidiaries on a consolidated basis.

          "CONSOLIDATED INCOME TAX EXPENSE" shall mean, for any fiscal period of
           -------------------------------
the Borrower, the aggregate of (i) all taxes based upon or measured by the income of the Borrower and its Subsidiaries on a consolidated basis and (ii) franchise taxes payable by the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP.

          "CONSOLIDATED NET INCOME (LOSS)" shall mean, for any fiscal period of
           ------------------------------
Borrower, the Consolidated Net Income (or loss) of Borrower and its Subsidiaries for such period (taken as a single accounting period); provided that there shall
                                                       -------- ----
be excluded therefrom (i) any items of gain or loss resulting from the sale of assets other than in the ordinary course of business; and (ii) the income (or loss) of any party accrued prior to the date such party becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries, or such party's assets are acquired by the Borrower or any of its Subsidiaries.

          "CONSOLIDATED NET WORTH" shall mean, for any period of determination,
           ----------------------
the net worth of the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP.

          "CONSOLIDATED RENTAL EXPENSE" shall mean for any fiscal period of
           ---------------------------
Borrower, total rental expense and operating lease expense of Borrower and its Subsidiaries on a consolidated basis.

          "CONSOLIDATED SENIOR FUNDED DEBT" shall mean, without duplication, all
           -------------------------------
Senior Funded Debt of the Borrower and its Subsidiaries on a consolidated basis.

          "CONTRACTUAL OBLIGATION" of any Person shall mean any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or undertaking under which such Person is obligated or by which it or any of the property owned by it is bound.

          "CREDIT DOCUMENTS" shall mean, collectively, the Agreement, as amended
           ----------------
from time to time, the Notes, the Guaranty Agreements, all other Guaranty Documents, and the Negative Pledges, together with all other documents, agreements, certificates, schedules, notes, statements and opinions, however described, referenced herein or delivered pursuant hereto or in connection with or arising out of the Loans or the transactions contemplated by this Agreement.

          "CREDIT PARTIES" shall mean, collectively, each of Borrower, the
           --------------
Guarantors, and every other Person who from time to time executes a Credit Document with respect to all or any portion of the Obligations.

          "DEFAULT" shall mean any condition or event which, with notice or
           -------
lapse of or both, would constitute an Event of Default.

          "DOLLAR" and the sign "$" shall mean lawful money of the United States
           ------
of America.

          "ELIGIBLE ASSIGNEE" shall mean (i) a commercial bank organized under
           -----------------
the laws the United States, or any state thereof, having total assets in excess of $1,000,000,000 or any commercial finance or asset based lending Affiliate of any such commercial bank and (ii) any Lender or any Affiliate of any Lender.

          "ENVIRONMENTAL LAWS" shall mean all federal, state, local and foreign
           ------------------
statutes and codes or regulations, rules or ordinances issued, promulgated, or approved thereunder, and having the force of laws, now or hereafter in effect (including, without limitation, those with respect to asbestos or asbestos containing material or exposure to asbestos or asbestos containing material), relating to pollution or protection of the environment and relating to public health and safety, including, without limitation, those imposing liability or standards of conduct concerning (i) emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial toxic or hazardous materials, substances or wastes, including without limitation, any Hazardous

Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law into the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of any Hazardous Substance, petroleum including crude oil or any fraction thereof, any petroleum product or other waste, chemicals or substances regulated by any Environmental Law, and (iii) underground storage tanks and related piping, and emissions, discharges and releases or threatened releases therefrom, such Environmental Laws to include, without limitation (i) the Clean Air Act (42 U.S.C. (S)7401 et seq.), (ii) the
                                                            ------
Clean Water Act (33 U.S.C. (S)1251 et sec.), (iii) the Resource Conservation and
                                   ------
Recovery Act (42 U.S.C. (S)6901 et seq.), (iv) the Toxic Substances Control Act
                                ------
(15 U.S.C. (S)2601 et seq.) and (v) the Comprehensive Environmental Response
                   ------
Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act (42 U.S.C. (S)9601 et seq.).
                                       ------

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
 1974, as amended and in effect from time to time.

          "ERISA AFFILIATE" shall mean, with respect to any Person, each trade
           ---------------
or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Tax Code.

          "EVENT OF DEFAULT" shall have the meaning set forth in Article IX.
           ----------------

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as
           ------------
amended from time to time, and any successor statute thereto.

          "EXECUTIVE OFFICER" shall mean with respect to any Person (other than
           -----------------
a Guarantor), the President, Vice Presidents, Chief Financial Officer, Treasurer, Secretary and any Person holding comparable offices or duties, and with respect to a Guarantor, the President, Chief Financial Officer or Treasurer and any Person holding comparable offices or duties.

          "EXTENSION OF CREDIT" shall mean the making of a Loan or the
           -------------------
conversion of a Loan of one Type into a Loan of another Type.

          "FACILITY" or "FACILITIES" shall mean the Revolving Loan Commitments
           --------      ----------
and Loans or the Line of Credit Commitment and Loans as the context may indicate.

          "FEDERAL FUNDS RATE" shall mean for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Atlanta, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

          "FEE LETTER" shall mean that certain engagement letter, dated May 8,
           ----------
1997, entered into by and among the Agent, the Borrower and SunTrust Capital Markets, Inc.

          "FINAL MATURITY DATE" shall mean the date on which all commitments
           -------------------
have been terminated and all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article IX.

          "FOREIGN SUBSIDIARY" shall mean a Subsidiary not organized under the
           ------------------
laws of any of the fifty (50) states of the United States of America or the District of Columbia, or that is operating entirely outside of the United States.

          "GAAP" shall mean generally accepted accounting principles set forth
           ----
in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GUARANTEED INDEBTEDNESS" shall mean, as to any Person, any obligation
           -----------------------
of such Per son guaranteeing any indebtedness, lease, dividend, or other obligatio ("primary obligation") of any other Person (the "primary obligor") in any manner including, without limitation, any obligation or arrangement of such Person (a) to purchase or repurchase any such primary obligation, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) to indemnify the owner of such primary obligation against loss in respect thereof.

          "GUARANTORS" shall mean each and all of the Borrower's Material
           ----------
Subsidiaries.

          "GUARANTY AGREEMENT" shall mean, collectively, (i) the Subsidiary
           ------------------
Guaranty Agreement, as supplemented by the First Supplement thereto, executed by each of the Guarantors in existence at the time of the Original Credit Agreement in favor of the Lenders and the Agent, copies of which are attached hereto as composite Exhibit B as the same may be amended, restated or supplemented from
          ---------
time to time, and (ii) the Contribution Agreement, as supplemented by the First Supplement thereto, executed by each of the Guarantors in existence at the time of the Original Credit Agreement, copies of which are attached hereto as composite Exhibit C, as the same may be amended, restated or supplemented from
          ---------
time to time.

          "GUARANTY DOCUMENTS" shall mean, collectively, the Guaranty
           ------------------
Agreements, and eac h other guaranty agreement, mortgage, deed of trust, security agreement, pledge agreement, or other security or collateral document guaranteeing or securing the Obligations, as the same may be amended, restated, or supplemented from time to time, and the Contribution Agreements executed by each of the Guarantors, as the same may be amended, restated or supplemented from time to time.

          "HAZARDOUS SUBSTANCES" has the meaning assigned to that term in
           --------------------
CERCLA.

          "INDEBTEDNESS" of any Person shall mean, without duplication (i) all
           ------------
obligations of such Person which in accordance with GAAP would be shown on the balance sheet of such Person as a liability (including, without limitation, obligations for borrowed money and for the deferred purchase price of property or services, and obligations evidenced by bonds, debentures, notes or other similar instruments); (ii) all rental obligations under leases required to be capitalized under GAAP; (iii) all Guaranteed Indebtedness of such Person (including contingent reimbursement obligations under undrawn letters of credit); (iv) Indebtedness of others secured by any Lien upon property owned by such Person, whether or not assumed; and (v) obligations or other liabilities under currency contracts, interest rate hedging contracts, or similar agreements or combinations thereof.

          "INTERCOMPANY LOANS" shall mean, collectively, (i) the loans more
           ------------------
particularly described on  Schedule 6.22 and (ii) those loans or other
                           -------------
extensions of credit made by any Consolidated Company to another Consolidated Company satisfying the terms and conditions set forth in Section 8.1 or as may otherwise be approved in writing by the Agent and the Required Lenders.

          "INTEREST PERIOD" shall mean (i) 1, 2, 3 or 6 months as selected by
           ---------------
the Borrower with respect to LIBOR Advances; (ii) thirty (30) days with respect to Base Rate Advances; and (iii) such periods as may be mutually agreed upon from time to time between the Borrower and SunTrust with respect to the Line of Credit Loans; provided, that (a) the first day of an Interest Period must be a Business Day, (b) any Interest Period that would otherwise end on a day that is not a Business Day for LIBOR Loans shall be extended to the next succeeding Business Day for LIBOR Loans, unless such Business Day falls in the next calendar month, in which case the Interest Period shall end on the next preceding Business Day for LIBOR Loans, and (c) Borrower may not elect an Interest Period which would extend beyond the Termination Date.

          "INVESTMENT" shall mean, when used with respect to any Person, any
           ----------
direct or indirect advance, loan or other extension of credit (other than the creation of receivables in the ordinary course of business) or capital contribution by such Person (by means of transfers of property to others or payments for property or services for the account or use of others, or otherwise) to any Person, or any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, capital stock, partnership interests, bonds, notes, debentures or other securities issued by any other Person.

          "LENDER" or "LENDERS" shall mean SunTrust, the other banks and lending
           ------      -------
institutions listed on the signature pages hereof, and each assignee thereof, if any, pursuant to Section 11.6.

          "LENDING OFFICE" shall mean for each Lender the office such Lender may
           --------------
designate in writing from time to time to Borrower and the Agent with respect to each Type of Loan.

          "LIBOR" shall mean, for any Interest Period, the offered rates for
           -----
deposits in U.S. dollars for a period comparable to the Interest Period appearing on the Reuters Screen LIBOR Page as of 11:00 a.m., London time, on the day that is two London banking days prior to the first day of the Interest Period. If at least two such rates appear on the Reuters Screen LIBOR Page, the rate for that Interest Period will be the arithmetic mean of such rates, rounded, if necessary, to the next higher 1/16 of 1.0%; and in either case as such rates may be adjusted for any applicable reserve requirements. If the foregoing rate is unavailable from the Reuters Screen for any reason, then such rate shall be determined by the Agent from Telerate or, if such rate is also unavailable on such service, then on any other interest rate reporting service of recognized standing designated in writing by the Agent to Borrower and the Lenders; in any such case rounded, if necessary, to the next higher 1/16 of 1.0%, if the rate is not such a multiple.

          "LIBOR ADVANCE" shall mean an Advance made or outstanding as a
           -------------
Revolving Loan and bearing interest based on LIBOR.

          "LIBOR LOAN" shall mean any Loan hereunder which bears interest at a
           ----------
rate based on LIBOR.

          "LIEN" shall mean Any mortgage, pledge, security interest,
           ----
encumbrance, lien or charge of any kind or description and shall include, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any capitalized lease in the nature thereof including any lease or similar arrangement with a public authority executed in connection with the issuance of industrial development revenue bonds or pollution control revenue bonds, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "LINE OF CREDIT COMMITMENT" shall mean at any time for SunTrust, Ten
           -------------------------
Million Dollars ($10,000,000.00), as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 4.6, any assignment thereof pursuant to Section 11.6, or any amendment thereof pursuant to Section 11.2.

          "LINE OF CREDIT LOANS" shall mean the line of credit loans made to
           --------------------
Borrower by SunTrust pursuant to Section 3.1.

          "LINE OF CREDIT NOTE" shall mean the promissory note issued by
           -------------------
Borrower to SunTrust in the form of Exhibit D, either as originally executed
                                    ---------
or as the same may from time to time be supplemented, modified, amended, renewed, extended or replaced.

          "LOANS" shall mean, collectively, the Revolving Loans and the Line of
           -----
Credit Loans.

          "MATERIAL SUBSIDIARY" shall mean (i) each Credit Party other than
           -------------------
Borrower and (ii ) each other Subsidiary of Borrower, now existing or hereafter established or acquired, that at any time prior to the Final Maturity Date, (A) has or acquires total assets in excess of $3,000,000.00 or (B) accounted for or produced more than 5% of the Consolidated EBITR of Borrower on a consolidated basis during any of the most recently completed fiscal years of the Borrower or
(C) for which the acquisition price paid or payable by or on behalf of the Borrower was in excess of $3,000,000.00.

          "MATERIALLY ADVERSE EFFECT" shall mean a material adverse effect upon,
           -------------------------
or a material adverse change in, any of the (i) business, results of operations, properties, or financial condition of the Consolidated Companies taken as a whole, (ii) legality, validity, binding effect or enforceability of any Credit Document, or (iii) ability of the Credit Parties to perform their obligations under the Credit Documents.

          "MONETARY DEFAULT RATE" shall mean the higher of (i) the Base Rate
           ---------------------
two plus percent (2%), or (ii) the interest rate(s) otherwise applicable to each particular Loan or other amount outstanding plus two percent (2%), but in no event shall such interest rate exceed the highest lawful rate.

          "MOODY'S" shall mean Moody's Investors Service, Inc. and its
           -------
successors and assigns.

          "MULTIEMPLOYER PLAN" shall have the meaning set forth in Section
           ------------------
4001(a)(3) of ERISA.

          "NEGATIVE PLEDGES" shall mean the Agreements Not to Sell or Encumber
           ----------------
Assets executed by the Borrower and each Subsidiary in favor of the Agent and the Lenders.

          "NON-MONETARY DEFAULT RATE" shall mean the interest rate(s) otherwise
           -------------------------
applicable to each particular Loan or other amount outstanding plus two percent (2%), but in no event shall such interest rate exceed the highest lawful rate.

          "NOTE" OR "NOTES" shall mean, individually, or collectively, as the
           ----      -----
context may require, any of the Revolving Credit Notes or the Line of Credit Note, either as originally executed or as the same may be from time to time supplemented, modified, amended, renewed, extended or replaced.

          "NOTICE OF BORROWING" shall have the meaning provided in Section 4.1.
           -------------------

          "NOTICE OF CONVERSION/CONTINUATION" shall have the meaning provided
           ---------------------------------
in Section 4.1.

          "OBLIGATIONS" shall mean all amounts owing to the Agent or any Lender
           -----------
pursuant to the terms of this Agreement or any other Credit Document, including without limitation, all Loans (including all principal and interest payments due thereunder), fees, expenses, indemnification and reimbursement payments, indebtedness, liabilities, and obligations of the Credit Parties, direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising, together with all renewals, extensions, modifications or refinancings thereof.

          "ORIGINAL CREDIT AGREEMENT" shall mean the Revolving Credit and Line
           -------------------------
of Credit Agreement dated as of December 29, 1995 by and among the Borrower, the Agent and the Lenders signatory thereto and joined in by the Guarantors in existence on the date thereof, as amended and restated by the Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 4, 1996, by and among the Borrower, the Agent and the Lenders signatory thereto and joined in by the Guarantors in existence on the date thereof.

          "PAYMENT OFFICE" shall mean the office of the Agent located at 200 S.
           --------------
Orange Avenue, Orlando, Florida; or such other location as may be designated by the Agent from time to time in writing.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation, and any
           ----
successor thereto.

          "PERSON" shall mean and shall include an individual, a partnership, a
           ------
joint venture, a corporation, a limited liability company, a trust, an unincorporated association, a government or any department or agency thereof and any other entity whatsoever.

          "PLAN" shall mean any employee benefit plan, program, arrangement,
           ----
practice or contract, maintained by or on behalf of the Borrower or an ERISA Affiliate, which provides benefits or compensation to or on behalf of employees or former employees, whether formal or informal, whether or not written, including but not limited to the following types of plans:

          (i)   Executive Arrangements - any bonus, incentive compensation,
                ----------------------
     stock option, deferred compensation, commission, severance, "golden parachute", "rabbi trust", or other executive compensation plan, program, contract, arrangement or practice;

          (ii)  ERISA Plans - any "employee benefit plan" as defined in Section
                -----------
     3(3) of ERISA), including, but not limited to, any defined benefit pension plan, sharing plan, money purchase pension plan, savings or thrift plan, stock bonus plan, employee stock ownership plan, Multiemployer Plan, or any plan, fund, program, arrangement or practice providing for medical (including post-retirement medical), hospitalization, accident, sickness, disability, or life insurance benefits;

          (iii) Other Employee Fringe Benefits - any stock purchase, vacation,
                ------------------------------
     scholarship, day care, prepaid legal services, severance pay or other fringe benefit plan, program, arrangement, contract or practice.

          "PRO RATA SHARE" shall mean, with respect to the Commitment of each
           --------------
Lender, each Loan to be made by and each payment (including, without limitation, any payment of principal, interest or fees) to be made to each Lender, the percentage designated as such Lender's Pro Rata Share of such Commitment, such Loans or such payments, as applicable, set forth under the name of such Lender on the respective signature page for such Lender, in each case as such Pro Rata Share may change from time to time as a result of assignments or amendments made pursuant to this Agreement.

          "REDEEMABLE COMMON STOCK" shall mean those shares of common stock of
           -----------------------
the Borrower legally issued and outstanding which
are subject to a put option(s) requiring the Borrower to repurchase such shares pursuant to various agreements entered into between the Borrower and the holders of such stock, subject to certain conditions, at specified prices and during specified time frames, all as set forth in such agreements, until such agreements expire, which stock is described on Exhibit L attached hereto.
                                               ---------

          "REGULATION D" shall mean Regulation D of the Board of Governors of
           ------------
the Federal Reserve System, as the same may be in effect from time to time.

          "REQUIRED LENDERS" shall mean, at any time, Lenders holding at least
           ----------------
fifty-one percent (51%) of the then aggregate amount of the Revolving Loan Commitments, and the Line of Credit Commitments.

          "REQUIREMENT OF LAW" for any Person shall mean the articles or
           ------------------
certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "REUTERS SCREEN" shall mean, when used in connection with any
           --------------
designated page and LIBOR, the display page so designated on the Reuter Monitor Money Rates Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to LIBOR).

          "REVOLVING CREDIT NOTES" shall mean, collectively, the promissory
           ----------------------
notes evidencing the Revolving Loans in substantially the form attached hereto as Exhibit E, either as originally executed or as the same may from time to time
   ---------
be supplemented, modified, amended, renewed, extended or replaced.

          "REVOLVING LOANS" shall mean, collectively, the revolving credit loan
           ---------------
made to Borrower by the Lenders pursuant to Section 2.1.

          "REVOLVING LOAN COMMITMENT" shall mean, at any time for any Lender,
           -------------------------
the amount of such commitment set forth opposite such Lender's name on the signature pages hereof, as the same may be increased or decreased from time to time as a result of any reduction thereof pursuant to Section 2.3, any assignment thereof pursuant to Section 11.6, or any amendment thereof pursuant to Section 11.2, which amount shall include such Lender's Revolving Loans.

          "REVOLVING PERIOD" shall mean the period during the term of the
           ----------------
Revolving Loans, commencing on the date hereof and ending on the occurrence of
(i) an Event of Default (unless waived or cured) or (ii) the Termination Date, whichever first occurs.

          "S & P" shall mean the Standard & Poor's Corporation and its
           -----
successors and assigns.

          "SENIOR FUNDED DEBT" shall mean, without duplication, all
           ------------------
Indebtedness, purchase money mortgages, capitalized leases, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness, plus the present value of future operating lease payments calculated using standard S&P methodology, plus the redemption amount with respect to any stock of the Borrower or any Subsidiaries required to be redeemed within the next twelve (12) months. Senior Funded Debt shall also include any Senior Funded Debt which has been guaranteed by the Borrower or any Subsidiary or which is supported by a letter of credit issued for the account of the Borrower or any Subsidiary. Senior Funded Debt shall not include Subordinated Debt.

          "SHAREHOLDERS' EQUITY" shall mean, with respect to any Person as at
           --------------------
any date of determination, the shareholders' equity of such Person, determined on a consolidated basis in conformity with GAAP.

          "SUBORDINATED DEBT" shall mean Indebtedness of Borrower and its
           -----------------
Subsidiaries subordinated to all obligations of Borrower and its Subsidiaries or any other Credit Party arising under this Agreement, the Notes, and the Guaranty Agreements on terms and conditions satisfactory in all respects to the Agent and the Required Lenders, including without limitation, with respect to interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, and subordination provisions, as evidenced by the written approval of the Agent and Required Lenders.

          "SUBSIDIARY" shall mean, with respect to any Person, any corporation
           ----------
or other entity (including, without limitation, partnerships, joint ventures, and associations) regardless of its jurisdiction of organization or formation, at least a majority of the total combined voting power of all classes of voting stock or other ownership interests of which shall, at the time as of which any determination is being made, be owned by such Person, either directly or indirectly through one or more other Subsidiaries.

          "SYNDICATE REVOLVING LOAN" shall mean, collectively, the Revolving
           ------------------------
Loans made to Borrower hereunder.

          "TAXES" shall mean any present or future taxes, levies, imposts,
           -----
duties, fees, assessments, deductions, withholdings or other charges of whatever nature, including without limitation, income, receipts, excise, property, sales, transfer, license, payroll, withholding, social security and franchise taxes now or hereafter imposed or levied by the United States, or any state, local or foreign government or by any department, agency or other political subdivision or taxing authority thereof or therein and all interest, penalties, additions to tax and similar liabilities with respect thereto.

          "TELERATE" shall mean, when used in connection with any designated
           --------
page and "LIBOR," the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying rates comparable to "LIBOR").

          "TERMINATION DATE" shall mean June 2, 1998 or such later date as may
           ----------------
be agreed to in writing by the Lenders in their absolute discretion.

          "TOTAL CAPITALIZATION" shall mean the sum of Funded Debt and
           --------------------
Shareholders' Equity, including Redeemable Common Stock.

          "TOTAL COMMITMENT" shall mean the sum of the Lenders' Commitments as
           ----------------
such Total Commitment may be reduced by voluntary reduction, prepayment or nonrenewal of a Lender's Commitment as provided herein.

          "TYPE" of Borrowing shall mean a Borrowing consisting of Base Rate
           ----
Advances or LIBOR Advances.

          "WHOLLY OWNED SUBSIDIARY" shall mean any Subsidiary, all the stock or
           -----------------------
ownership interest of every class of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by Borrower either directly or indirectly.

     SECTION 1.2    ACCOUNTING TERMS AND DETERMINATION. Unless otherwise defined
                    ----------------------------------
or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, all financial statements required to be delivered hereunder shall be prepared, and all financial records shall be maintained in accordance with GAAP.

     SECTION 1.3    OTHER DEFINITIONAL PROVISIONS.
                    -----------------------------

     (a) Except as otherwise specified herein, references herein to any agreement or contract defined or referred to herein shall be deemed a reference to any such agreement or contract (and in the case of any instrument, any other instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule, Exhibit and like references are to this Agreement unless otherwise specified.

     (c) The singular pronoun, when used in this Agreement, shall include the plural and neuter shall include the masculine and the feminine.

     (d) All terms defined in this Agreement shall have the defined meanings when used in any Note or, except as otherwise expressly stated herein, any certificate, opinion, or other document delivered pursuant hereto.

     SECTION 1.4    EXHIBITS AND SCHEDULES. All Exhibits and Schedules attached
                    ----------------------
hereto are by reference made a part hereof.


                                  ARTICLE II

                                REVOLVING LOANS
                                ---------------

     SECTION 2.1    COMMITMENT; USE OF PROCEEDS.
                    ---------------------------

          (a) Subject to and upon the terms and conditions herein set forth, each Lender severally agrees from time to time on and after the Closing Date, but during the Revolving Period, to make the Revolving Loans as provided in this Section 2.1. Borrower shall be entitled to repay and reborrow Revolving Loans in accordance with the provisions hereof.

          (b) The sum of the aggregate unpaid principal amount of any Lender's Revolving Loans outstanding shall not exceed at any time such Lender's Revolving Loan Commitment.

          (c) The sum of the aggregate unpaid principal amount of all Revolving Loans shall not exceed at any time the total Revolving Loan Commitment for all Lenders.

          (d) Each Revolving Loan shall, at the option of Borrower, be made or continued as, or converted into, part of one or more Borrowings that shall consist entirely of Syndicate Revolving Loans (as Base Rate Advances or LIBOR Advances). The aggregate principal amount of each Borrowing of Syndicate Revolving Loans comprised of Base Rate Advances and/or LIBOR Advances shall be not less than $5,000,000 or a greater integral multiple of $1,000,000. At no time shall the number of Borrowings of Syndicate Revolving Loans comprised of LIBOR Advances outstanding under this Article II exceed eight (8); provided that, for the purpose of determining the minimum amount for Borrowings resulting from conversions or continuations, all Borrowings of Base Rate Advances under this Facility shall be considered as one Borrowing. The parties hereto agree that (i) the aggregate principal balance of the Revolving Loans of the Lenders as a group shall not exceed the sum of the Revolving Loan Commitments for each Lender and (ii) no Lender shall be obligated to make Syndicate Revolving

     Loans in excess of the Revolving Loan Commitment of such Lender.

          (e) The proceeds of Revolving Loans shall be used for working capital and for other general corporate purposes, including acquisitions and capital expenditures of the Consolidated Companies; provided, however that
                                                         -----------------
     none of the proceeds of the Revolving Loans may be used to fund hostile takeovers.

     SECTION 2.2    NOTES; REPAYMENT OF PRINCIPAL.
                    -----------------------------

          (a) Borrower's obligations to pay the principal of, and interest on, the Revolving Loans to each Lender shall be evidenced by the records of the Agent and such Lender and by the Revolving Credit Note payable to such Lender (or the assignor of such Lender) completed in conformity with this Agreement.

          (b) All outstanding principal amounts under the Revolving Loans shall be due and payable in full on the Termination Date.

     SECTION 2.3    VOLUNTARY REDUCTION OF REVOLVING LOAN COMMITMENTS. Upon at
                    -------------------------------------------------
least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Agent, Borrower shall have the right, without premium or penalty, to terminate the Revolving Loan Commitments, in part or in whole, provided that (i) any such termination shall apply to proportionately and permanently reduce the Revolving Loan Commitments of each of the Lenders, (ii) any partial termination pursuant to this Section 2.3 shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000, and (iii) no such reduction shall be permitted if prohibited or without payment of all costs required to be paid hereunder with respect to a prepayment. If the aggregate outstanding amount of the Revolving Loans exceeds the amount of the Revolving Loan Commitments as so reduced, Borrower shall immediately repay the Revolving Loans for the ratable account of the Lenders by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount and any amounts due under Section 4.12 hereof.


                                  ARTICLE III

                             LINE OF CREDIT LOANS
                             --------------------

     SECTION 3.1    LINE OF CREDIT COMMITMENT; USE OF PROCEEDS.
                    ------------------------------------------

          (a) Subject to and upon the terms and conditions herein set forth, SunTrust agrees to make to Borrower from time to time on and after the Closing Date, but during the Line of Credit period, Line of Credit Loans in an aggregate amount outstanding at any time not to exceed SunTrust's Line of Credit Loan Commitment. Borrower shall be entitled to repay and reborrow Line of Credit Loans in accordance with the provisions hereof.

          (b) Each Borrowing in respect of the Line of Credit Loan shall be in such amount as may be mutually agreed upon from time to time by and between the Borrower and SunTrust as to each such Line of Credit Loan and shall bear interest at such rate or rates as may be mutually agreed upon by and between the Borrower and SunTrust from time to time for each Line of Credit Loan.

          (c) The proceeds of Line of Credit Loans shall be used (i) to fund daily swings in the cash position of the Borrower, and (ii) for other general corporate purposes.

     SECTION 3.2    NOTES; REPAYMENT OF PRINCIPAL.
                    -----------------------------

          (a) Borrower's obligations to pay the principal of, and interest on, the Line of Credit Loans to SunTrust shall be evidenced by the records of the Agent and SunTrust and by the Line of Credit Note payable to SunTrust (or the assignee of such Lender) completed in conformity with this Agreement.

          (b) All outstanding principal amounts under the Line of Credit Loans shall be due and payable in full on the Termination Date.

     SECTION 3.3    VOLUNTARY REDUCTION OF LINE OF CREDIT LOAN COMMITMENT. Upon
                    -----------------------------------------------------
at least three (3) Business Days' prior telephonic notice (promptly confirmed in writing) to the Agent, Borrower shall have the right, without premium or penalty, to terminate the Line of Credit Commitment, in part or in whole, provided that (i) any such termination shall apply to permanently reduce the Line of Credit Commitment, (ii) any partial termination pursuant to this Section
3.3 shall be in an amount of at least $1,000,000 and integral multiples of $100,000, and (iii) no such reduction shall be permitted if prohibited or without payment of all costs required to be paid hereunder with respect to a prepayment. If the aggregate outstanding amount of the Line of Credit Loans exceeds the amount of the Line of Credit Commitment as so reduced, Borrower shall immediately repay the Line of Credit Loans by an amount equal to such excess, together with all accrued but unpaid interest on such excess amount.

     SECTION 3.4    MANDATORY LIBOR ADVANCE.   At any time or times that the
                    -----------------------
Line of Credit Loan is fully funded and so long as there is sufficient availability under the Revolving Loan Commitments, the outstanding principal balance of the Line of Credit Loan shall automatically be paid in full by means of a one (1) month LIBOR Advance.


                                  ARTICLE IV

                              GENERAL LOAN TERMS
                              ------------------

     SECTION 4.1    FUNDING NOTICES.
                    ---------------

          (a) Whenever Borrower desires to make a Borrowing with respect to the Revolving Loan Commitments or the Line of Credit Commitment (other than one resulting from a mandatory LIBOR Advance pursuant to Section 3.4 or a conversion or continuation pursuant to Section 4.1(b)), it shall give the Agent prior written notice (or telephonic notice promptly confirmed in writing) of such Borrowing (a "Notice of Borrowing"), such Notice of Borrowing to be given prior to 11:00 A.M. (local time for the Agent) at its Payment Office (i) one Business Day prior to the requested date of such Borrowing in the case of Revolving Loans comprised of Base Rate Advances,
     (ii) three Business Days prior to the requested date of such Borrowing in the case of LIBOR Advances, and (iii) the same Business Day of the requested date of such Borrowing in the case of Line of Credit Loans. Notices received after 11:00 A.M. shall be deemed received on the next Business Day. Each Notice of Borrowing shall be irrevocable and shall specify whether such Borrowing will be a Revolving Loan or Line of Credit Loan, the aggregate principal amount of the Borrowing, the date of Borrowing (which shall be a Business Day), if the Borrowing is a Revolving Loan, whether the Borrowing is to consist of Base Rate Advances or LIBOR Advances and (in the case of LIBOR Advances) the Interest Period to be applicable thereto.

          (b) Whenever Borrower desires to convert all or a portion of an outstanding Borrowing under the Syndicate Revolving Loans, which Borrowing consists of Base Rate Advances or LIBOR Advances, into one or more Borrowings consisting of Advances of another Type, or to continue outstanding a Borrowing consisting of LIBOR Advances for a new Interest Period, it shall give the Agent at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each such Borrowing to be converted into or continued as LIBOR Advances. Such notice (a "Notice of Conversion/Continuation") shall be given prior to 11:00 A.M. (local time for the Agent) on the date specified at the Payment Office of the Agent. Each such Notice of Conversion/Continuation shall be irrevocable and shall specify the aggregate principal amount of the Advances to be converted or continued, the date of such conversion or continuation, whether the Advances are being converted into or continued as LIBOR Advances and (in the case of LIBOR Advances) the

     Interest Period applicable thereto. If, upon the expiration of any Interest Period in respect of any Borrowing, Borrower shall have failed to deliver the Notice of Conversion/Continuation, Borrower shall be deemed to have elected to convert or continue such Borrowing to a Borrowing consisting of Base Rate Advances. So long as any Default or Event of Default shall have occurred and be continuing, no Borrowing may be converted into or continued (upon expiration of the current Interest Period) as LIBOR Advances. No conversion or continuation of any Borrowing of LIBOR Advances shall be permitted except on the last day of the Interest Period in respect thereof.

          (c) Without in any way limiting Borrower's obligation to confirm in writing any telephonic notice, the Agent and the Lenders may act without liability upon the basis of telephonic notice reasonably believed by the Agent or the Lender in good faith to be from Borrower prior to receipt of written confirmation.

          (d) The Agent shall promptly give each Lender notice by telephone (confirmed in writing) or by telex, telecopy or facsimile transmission of the matters covered by the notices given to the Agent pursuant to this
     Section 4.1 with respect to the Revolving Credit Commitments.

     SECTION 4.2    DISBURSEMENT OF FUNDS.
                    ---------------------

          (a) No later than 12:00 noon (local time for the Agent) on the date of each Borrowing pursuant to the Revolving Loan Commitments or the Line of Credit Commitment (other than one resulting from a conversion or continuation pursuant to Section 4.1(b)), each Lender will make available its Pro Rata Share of the amount of such Borrowing in immediately available funds at the Payment Office of the Agent. The Agent will make available to Borrower the aggregate of the amounts (if any) so made available by the Lenders to the Agent in a timely manner by crediting such amounts to Borrower's demand deposit account maintained with the Agent or at Borrower's option, to effect a wire transfer of such amounts to Borrower's account specified by the Borrower, by the close of business on such Business Day. In the event that the Lenders do not make such amounts available to the Agent by the time prescribed above, but such amount is received later that day, such amount may be credited to Borrower in the manner described in the preceding sentence on the next Business Day (with interest on such amount to begin accruing hereunder on such next Business
     Day).

          (b) Unless the Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Agent such Lender's portion of the Borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such date and the Agent may make available to

     Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender on the date of such Borrowing, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Rate. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to the Agent together with interest at the rate specified for the Borrowing. Nothing in this subsection shall be deemed to relieve any Lender from its obligation to fund its Commitments hereunder or to prejudice any rights which Borrower may have against any Lender as a result of any default by such Lender hereunder.

          (c) All Borrowings under the Syndicate Revolving Loan shall be loaned by the Lenders on the basis of their Pro Rata Share of the Revolving Loan Commitments. No Lender shall be responsible for any default by any other Lender in its obligations hereunder, and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fund its Commitments hereunder.

     SECTION 4.3    INTEREST
                    --------

          (a) Borrower agrees to pay interest in respect of all unpaid principal amounts of the Revolving Loans and Line of Credit Loans from the respective dates such principal amounts were advanced to maturity (whether by acceleration, notice of prepayment or otherwise) at rates per annum (on the basis of a 360 day year) equal to the applicable rates indicated below:

               (i) For Revolving Loan Base Rate Advances--The Base Rate in effect from time to time;

               (ii) For Revolving Loan LIBOR Advances--The applicable LIBOR plus eighty basis points (.80%); and

              (iii) For Line of Credit Loans--The rate or rates which shall be mutually agreed upon from time to time by the Borrower and SunTrust for each such Line of Credit Loan.

     In the event of an Event of Default as described in Article IX, except a payment default as described in Section 9.1, a default under Section 9.5 or a default under Section 9.7, the interest rate on all the Loans shall be increased to the Non-Monetary Default Rate until such Event of Default is cured or waived in writing by the Agent and the Required Lenders. In the event of an Event of Default as described in Section 9.5 or Section 9.7, the interest rate on all the Loans shall be increased to the Monetary Default Rate until such Event of Default is cured or waived in writing by the Agent and the Required Lenders.

          (b) Overdue principal (whether by non-payment at scheduled due date, acceleration, notice of prepayment or otherwise) and, to the extent not prohibited by applicable law, overdue interest, in respect of the Revolving Loans and Line of Credit Loans and all other overdue amounts owing hereunder, shall bear interest from each date that such amounts are overdue at the Monetary Default Rate.

          (c) Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of any repayment thereof; provided
                                                                   --------
     that, if a Loan is repaid on the same day made, one day's interest shall be paid on such Loan. Interest on all outstanding Advances of every type and all outstanding Line of Credit Loans shall be payable monthly in arrears on the first calendar day of each month. At the Agent's discretion, interest on all outstanding LIBOR Advances and Line of Credit Loans shall also be payable on the last day of each Interest Period applicable thereto. Interest on any Loan shall be payable on any conversion of any Advances comprising such Loan into Advances of another Type, prepayment (on the amount prepaid), at maturity (whether by acceleration, notice of prepayment or otherwise) and, after maturity, on demand.

     SECTION 4.4    INTEREST PERIODS. In connection with the making or
                    ----------------
continuation of, or conversion into, each Syndicate Revolving Loan comprised of LIBOR Advances, Borrower shall select an interest period (each an "Interest Period") to be applicable to such LIBOR Advances, which Interest Period shall be either a 1, 2, 3 or 6 month period; provided that:
                                    -------- ----

          (a) The initial Interest Period for any Borrowing of LIBOR Advances shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing consisting of Advances of another Type) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (b) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period in respect of LIBOR Advances would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (c) Any Interest Period in respect of LIBOR Advances which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall, subject to part (d) below, expire on the last Business Day of such calendar month;

          (d) No Interest Period shall extend beyond any date upon which any principal payment is due with respect to the Revolving Loans.

     SECTION 4.5    FEES
                    ----

          (a)  Structuring and Syndication Fee.  Borrower shall pay to SunTrust
               -------------------------------
     Capital Markets, Inc. on the Closing Date, the structuring and syndication fee as required by the Fee Letter.

          (b)  Commitment Fee.  Borrower shall pay to the Agent, for the account
               --------------
     of and distribution to each Lender, a commitment fee for the period commencing on the Closing Date to and including the Termination Date, computed at a rate equal to one-tenth of one percent (.10%) per annum on the average daily unused portions of the Revolving Loan Commitment, and the Line of Credit Commitment of each Lender, such fee being payable quarterly in arrears on the last calendar day of each fiscal quarter of Borrower and on the Termination Date.

          (c)  Annual Administrative Fee.  Borrower shall pay to the Agent an
               -------------------------
     annual administrative fee, in advance, as set forth in the Fee Letter.

     SECTION 4.6    VOLUNTARY PREPAYMENTS OF BORROWINGS.
                    -----------------------------------

          (a) Borrower may, at its option, prepay Borrowings consisting of Base Rate Advances at any time in whole, or from time to time in part, in amounts aggregating $1,000,000 or any greater integral multiple of $100,000, by paying the principal amount to be prepaid together with interest accrued and unpaid thereon to the date of prepayment. Those Borrowings consisting of LIBOR Advances may be prepaid, at Borrower's option, in whole, or from time to time in part, in the respective minimum amounts set forth in this Section 4.6(a) by paying the principal amount to be prepaid, together with interest accrued and unpaid thereon to the date of prepayment, and all compensation payments pursuant to Section 4.12 if such prepayment is made on a date other than the last day of an Interest Period applicable thereto. Each such optional prepayment shall be applied in accordance with Section 4.6(c) below.

          (b) Borrower shall give written notice (or telephonic notice confirmed in writing) to the Agent of any intended prepayment of the Revolving Loans or Line of Credit Loans

     (i) not less than one Business Day prior to any prepayment of Base Rate Advances, and (ii) not less than three Business Days prior to any prepayment of LIBOR Advances. Such notice, once given, shall be irrevocable. Upon receipt of such notice of prepayment pursuant to the first sentence of this paragraph (b), the Agent shall promptly notify each Lender of the contents of such notice and of such Lender's share of such prepayment.

          (c) Borrower, when providing notice of prepayment pursuant to Section 4.6(b) may designate the Types of Advances and the specific Borrowing or Borrowings which are to be prepaid, provided that (i) if any prepayment of LIBOR Advances made pursuant to a single Borrowing of the Revolving Loans shall reduce the outstanding Advances made pursuant to such Borrowing to an amount less than $1,000,000, such Borrowing shall immediately be converted into Base Rate Advances; and (ii) each prepayment made pursuant to a single Borrowing shall be applied pro rata among the Loans comprising such Borrowing.

     SECTION 4.7    PAYMENTS, ETC.
                    -------------

          (a) Except as otherwise specifically provided herein, all payments under this Agreement and the other Credit Documents shall be made without defense, set-off or counterclaim to the Agent, not later than 12:00 noon (local time for the Agent) on the date when due and shall be made in Dollars in immediately available funds at the respective Payment Office. Payments received after such time shall be deemed received on the next Business Day.

          (b) (i) All such payments shall be made free and clear of and without deduction or withholding for any Taxes in respect of this Agreement, the Notes or other Credit Documents, or any payments of principal, interest, fees or other amounts payable hereunder or thereunder (but excluding any Taxes imposed on the overall net income of the Lenders pursuant to the laws of the jurisdiction in which the principal executive office or appropriate Lending Office of such Lender is located). If any Taxes are so levied or imposed, Borrower agrees (A) to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every net payment of all amounts due hereunder and under the Notes and other Credit Documents, after withholding or deduction for or on account of any such Taxes (including additional sums payable under this Section 4.7), will not be less than the full amount provided for herein had no such deduction or withholding been required, (B) to make such withholding or deduction and (C) to pay the full amount deducted to the relevant authority in accordance with applicable law. Borrower will furnish to the Agent and each Lender, within 30 days after the date the payment of any Taxes is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by Borrower. Borrower will indemnify and hold harmless the Agent and each Lender and reimburse the Agent and each Lender upon written request for the amount of any Taxes so levied or imposed and paid by the Agent or Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or illegally asserted. A certificate as to the amount of such payment by such Lender or the Agent, absent manifest error, shall be final, conclusive and binding for all purposes.

               (ii) Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) agrees to furnish to Borrower and the Agent, prior to the time it becomes a Lender hereunder, two copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 or any successor forms thereto (wherein such Lender claims entitlement to complete exemption from or reduced rate of U.S. Federal withholding tax on interest paid by Borrower hereunder) and to provide to Borrower and the Agent a new Form 4224 or Form 1001 or any successor forms thereto if any previously delivered form is found to be incomplete or incorrect in any material respect or upon the obsolescence of any previously delivered form; provided, however, that no Lender shall be
                                    --------  -------
     required to furnish a form under this paragraph (ii) if it is not entitled to claim an exemption from or a reduced rate of withholding under applicable law. A Lender that is not entitled to claim an exemption from or a reduced rate of withholding under applicable law, promptly upon written request of Borrower, shall so inform Borrower in writing.

          (c) Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

          (d) All computations of interest and fees shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable (to the extent computed on the basis of days elapsed). Interest on Base Rate Advances shall be calculated based on the Base Rate from and including the date of such Loan to but excluding the date of the repayment or conversion thereof. Interest on LIBOR Advances shall be calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Each determination by the Agent of an interest rate or fee hereunder shall be made in good faith and, except for manifest error, shall be final, conclusive and binding for all purposes.

          (e) Payment by Borrower to the Agent in accordance with the terms of this Agreement shall, as to Borrower, constitute payment to the Lenders under this Agreement.

          (f)  Application of Payments.  All payments made on the Notes shall be
               -----------------------
     applied (i) first to any accrued but unpaid fees as set forth in Section 4.5, (ii) next to interest accrued to the date of payment, (iii) next to any compensation payments pursuant to Section 4.12, if applicable, and (iv) then to the unpaid principal balance; provided, however, in the event an Event of Default occurs and is continuing, payments shall be applied first to any costs or expenses, including reasonable attorneys' fees that the Agent or any of the Lenders may incur in exercising their rights under this Agreement or the other Credit Documents.

     SECTION 4.8    INTEREST RATE NOT ASCERTAINABLE, ETC.  In the event that the
                    ------------------------------------
Agent shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) that on any date for determining LIBOR for any Interest Period, by reason of any changes arising after the date of this Agreement, adequate and fair means do not exist for ascertaining LIBOR then, and in any such event, the Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the Lenders of such determination and a summary of the basis for such determination. Until the Agent notifies Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make or permit portions of the Revolving Loans to remain outstanding past the last day of the then current Interest Periods as LIBOR Advances shall be suspended, and such affected Advances shall bear interest at the same rate as Base Rate Advances.

     SECTION 4.9    ILLEGALITY.
                    ----------

          (a) In the event that any Lender shall have determined (which determination shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all parties) at any time that the making or continuance of any LIBOR Advance has become unlawful or impractical by compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to Borrower and to the Agent of such determination and a summary of the basis for such determination (which notice the Agent shall promptly transmit to the other Lenders).

          (b) Upon the giving of the notice to Borrower referred to in subsection (a) above, (i) Borrower's right to request and such Lender's obligation to make LIBOR Advances shall be immediately suspended, and such Lender shall make an Advance as part of the requested Borrowing of LIBOR Advances as a Base Rate Advance, which Base Rate Advance shall, for all other purposes, be considered part of such Borrowing, and (ii) if the affected LIBOR Advance or Advances are then outstanding, Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Agent and the affected Lender, convert each such Advance into a Base Rate Advance with an Interest Period ending on the date on which the Interest Period applicable to the affected LIBOR Advances expires, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 4.9(b).

     SECTION 4.10   INCREASED COSTS.
                    ---------------

          (a) If, by reason of (i) after the date hereof, the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

               (1) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its LIBOR Advances or its obligation to make LIBOR Advances, or the basis of taxation of payments to any Lender of the principal of or interest on its LIBOR Advances or its obligation to make LIBOR Advances shall have changed (except for changes in the tax on the overall net income of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

               (2) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender's applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its LIBOR Advances or its obligation to make LIBOR Advances shall be imposed on any Lender or its applicable Lending Office or the London interbank market or the United States secondary certificate of deposit market;

     and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining LIBOR Advances, or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then Borrower shall from time to time (subject, in the case of certain Taxes, to the applicable provisions of Section 4.7(b)), upon written notice from and demand by such Lender on Borrower (with a copy of such notice and demand to the Agent), pay to the Agent for the account of such Lender within five Business Days after the date of such notice and demand, additional amounts sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost, submitted to Borrower and the Agent by such Lender in good faith and accompanied by a statement prepared by such Lender describing in reasonable detail the basis for and calculation of such increased cost, shall, except for manifest error, be final, conclusive and binding for all purposes.

          (b) If any Lender shall advise the Agent that at any time, because of the circumstances described in clauses (i) or (ii) in paragraph 4.10(a) above or any other circumstances beyond such Lender's control arising after the date of this Agreement affecting such Lender or the London interbank market or such Lender's position in such market, LIBOR as determined by the Agent will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Advances, then, and in any such event:

               (i) the Agent shall forthwith give notice (by telephone confirmed in writing) to Borrower and to the other Lenders of such advice;

               (ii) Borrower's right to request and such Lender's obligation to make or permit portions of the Loans to remain outstanding past the last day of the then current Interest Periods as LIBOR Advances shall be immediately suspended; and

              (iii) such Lender shall make a Loan as part of the requested Borrowing of LIBOR Advances as a Base Rate
          Advance, which such Base Rate Advance shall, for all other purposes, be considered part of such Borrowing.

     Section 4.11   LENDING OFFICES.
                    ---------------

          (a) Each Lender agrees that, if requested by Borrower, it will use reasonable efforts (subject to overall policy considerations of such Lender) to designate an alternate Lending Office with respect to any of its LIBOR Advances affected by the matters or circumstances described in Sections 4.7(b), 4.8, 4.9 or 4.10 to reduce the liability of Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender, which determination if made in good faith, shall be conclusive and binding on all parties hereto. Nothing in this Section 4.11 shall affect or postpone any of the obligations of Borrower or any right of any Lender provided hereunder.

          (b) If any Lender that is organized under the laws of any jurisdiction other than the United States of America or any State thereof (including the District of Columbia) issues a public announcement with respect to the closing of its lending offices in the United States such that any withholdings or deductions and additional payments with respect to Taxes may be required to be made by Borrower thereafter pursuant to Section 4.7(b), such Lender shall use reasonable efforts to furnish Borrower notice thereof as soon as practicable thereafter; provided, however, that no delay or failure to furnish such notice shall in any event release or discharge Borrower from its obligations to such Lender pursuant to Section 4.7(b) or otherwise result in any liability of such Lender.

     SECTION 4.12   FUNDING LOSSES.  Borrower shall compensate each Lender, upon
                    --------------
its written request to Borrower (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its LIBOR Advances to the extent not recovered by such Lender in connection with the reemployment of such funds and including loss of anticipated profits), which the Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of, or conversion to or continuation of, LIBOR Advances to Borrower does not occur on the date specified therefor in a Notice of Borrowing or Notice of Conversion/Continuation (whether or not withdrawn), (ii) if any repayment (including mandatory prepayments and any conversions pursuant to Section 4.9(b)) of any LIBOR Advances to Borrower occurs on a date which is not the last day of an Interest Period applicable thereto, or (iii) if, for any reason, Borrower defaults in its obligation to repay its LIBOR Advances when required by the terms of this Agreement.

     SECTION 4.13   ASSUMPTIONS CONCERNING FUNDING OF LIBOR ADVANCES.
                    ------------------------------------------------
Calculation of all amounts payable to a Lender under this Article IV shall be made as though that Lender had actually funded its relevant LIBOR Advances through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Advances in an amount equal to the amount of the LIBOR Advances and having a maturity comparable to the relevant Interest Period and through the transfer of such LIBOR Advances from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided however, that each Lender may fund each of its LIBOR Advances in any
----------------
manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article IV.

     SECTION 4.14   APPORTIONMENT OF PAYMENTS.  Aggregate principal and interest
                    -------------------------
payments in respect of Loans and payments in respect of facility fees and commitment fees shall be apportioned among all outstanding Commitments and Loans to which such payments relate, proportionately to the Lenders' respective pro rata portions of such Commitments and outstanding Loans. The Agent shall promptly distribute to each Lender at its payment office set forth beside its name on the appropriate signature page hereof or such other address as any Lender may request its share of all such payments received by the Agent.

     SECTION 4.15   SHARING OF PAYMENTS, ETC.  If any Lender shall obtain any
                    ------------------------
payment or reduction (including, without limitation, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of the Obligations (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its pro rata portion of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (i) notify each of the other Lenders and Agent of such receipt, and (ii) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest unless the Lender obligated to return such funds is required to pay interest on such funds. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.15 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     SECTION 4.16   CAPITAL ADEQUACY.  Without limiting any other provision of
                    ----------------
this Agreement, in the event that any Lender shall have determined that any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy not currently in effect or fully applicable as of the Closing Date, or any change therein or in the interpretation or application thereof after the Closing Date, or compliance by such Lender with any request or directive regarding capital adequacy not currently in effect or fully applicable as of the Closing Date (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from a central bank or governmental authority or body having jurisdiction, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such law, treaty, rule, regulation, guideline or order, or such change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then within ten (10) Business Days after written notice and demand by such Lender (with copies thereof to the Agent), Borrower shall from time to time pay to such Lender additional amounts sufficient to compensate such Lender for such reduction (but, in the case of outstanding Base Rate Advances, without duplication of any amounts already recovered by such Lender by reason of an adjustment in the applicable Base
Rate). Each certificate as to the amount payable under this Section 4.16 (which certificate shall set forth the basis for requesting such amounts in reasonable detail), submitted to Borrower by any Lender in good faith, shall, absent manifest error, be final, conclusive and binding for all purposes.

     SECTION 4.17   BENEFITS TO GUARANTORS. In consideration for the execution
                    ----------------------
and delivery by the Guarantors of their Guaranty Agreements, Borrower agrees to make the benefit of extensions of credit hereunder available to the Guarantors.

     SECTION 4.18   RETURN OF PAYMENTS. If the Agent shall be required by any
                    ------------------
court, trustee or debtor-in-possession or other person to return any amount previously received by it in respect of the obligations under this Agreement, upon receipt of notice from it, each Lender shall immediately pay over to it, such Lender's Pro Rata Share of the amount to be returned.



                                 ARTICLE V


                           CONDITIONS TO BORROWINGS
                           ------------------------

     The obligations of each Lender to make Advances to Borrower hereunder is subject to the satisfaction of the following conditions:


     SECTION 5.1    CONDITIONS PRECEDENT TO INITIAL LOANS. At the time of the
                    -------------------------------------
making of the initial Loans hereunder on the Closing Date, all obligations of Borrower hereunder incurred prior to the initial Loans (including, without limitation, Borrower's obligations to reimburse any fees and expenses payable to the Agent and the Lenders as previously agreed with Borrower), shall have been paid in full, and, except as provided in Section 5.1(g), the Agent shall have received the following, in form and substance reasonably satisfactory in all respects to the Agent:

          (a)  the duly executed counterparts of this Agreement;

          (b) the duly completed Revolving Notes evidencing the Revolving Loan Commitments and the duly executed Line of Credit Note evidencing the Line of Credit Commitment;

          (c)  the Guaranty Agreement;

          (d)  the Negative Pledges;

          (e)  certificate of Borrower in substantially the form of Exhibit G
                                                                    ---------
     attached hereto and appropriately completed;

          (f) certificates of the Secretary or Assistant Secretary of each of the Credit Parties, attaching and certifying copies of the resolutions of the boards of directors of the Credit Parties, authorizing as applicable the execution, delivery and performance of the Credit Documents;

          (g) certificates of the Secretary or an Assistant Secretary of each of the Credit Parties certifying (i) the name, title and true signature of each officer of such entities executing the Credit Documents, and (ii) the articles of incorporation and the bylaws or comparable governing documents of such entities;

          (h) copies of all documents and instruments, including all consents, authorizations and filings, required or advisable under any Requirement of Law or by any material Contractual Obligation of the Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the Credit Documents and the other documents to be executed and delivered hereunder, and such consents, authorizations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired;

          (i) certified copies of indentures, credit agreements, leases, capital leases, instruments, and other documents evidencing or securing Indeb tedness of any Consolidated Company described on Schedule 8.1(b), in
                                                      ---------------
     any single case in an amount not less than $1,000,000;

          (j) certificates, reports and other information as the Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from matters relating to employees of the Consolidated Companies, including employee relations, collective bargaining agreements, Plans, and other compensation and employee benefit plans;

          (k) certificates, reports, environmental audits and investigations, and other information as the Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations under Environmental Laws which could reasonably be expected to have a Materially Adverse
     Effect;

          (l) certificates, reports and other information as the Agent may reasonably request from any Consolidated Company in order to satisfy the Lenders as to the absence of any material liabilities or obligations arising from litigation (including without limitation, products liability, patent infringement and malpractice claims) pending or threatened against the Consolidated Companies;

          (m) a summary, set forth in format and detail reasonably acceptable to the Agent, of the types and amounts of insurance (property and liability) maintained by the Consolidated Companies;

          (n) the favorable opinion of Winderweedle, Haines, Ward & Woodman, P.A., counsel to the Credit Parties, substantially in the form of Exhibit H addressed to the Agent and each of the Lenders; and
     ---------

          (o) financial statements of Borrower and its Subsidiaries, on a consolidated basis, for the most recently completed fiscal year.

In addition to the foregoing, the following conditions shall have been satisfied or shall exist, all to the satisfaction of the Agent, as of the time the initial Loans are made hereunder:

          (p) payment in full and termination of all outstanding senior indebtedness of the Borrower and its Material Subsidiaries and the release of any liens securing the same; provided, however, the following indebtedness may remain outstanding: (i) all Capitalized Lease Obligations described on Schedule 6.7; and (ii) installment notes described on Schedule
                  -------- ---                                          --------
     8.1(b);
     -----

          (q) the Loans to be made on the Closing Date and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority;

          (r) all corporate proceedings and all other legal matters in connection with the authorization, legality, validity and enforceability of the Credit Documents shall be reasonably satisfactory in form and substance to the Required Lenders; and

          (s) the status of all pending and threatened litigation (including products liability, malpractice and patent claims) described on Schedule
                                                                     --------
     6.5, including a description of any damages sought and the claims
     ---
     constituting the basis therefor, shall have been reported in writing to the Agent, the Agent shall have reported such matters to the Lenders, and the Lenders shall be satisfied with such status.

     SECTION 5.2    CONDITIONS TO ALL LOANS. At the time of the making of all
                    -----------------------
Loans(before as well as after giving effect to such Loans and to the proposed use of the proceeds thereof), the following conditions shall have been satisfied or shall exist:

          (a)  there shall exist no Default or Event of Default;

          (b) all representations and warranties by Borrower contained herein shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loans;

          (c) since the date of the most recent financial statements of the Consolidated Companies described in Section 6.3, there shall have been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

          (d) there shall be no action or proceeding instituted or pending before any court or other governmental authority or, to the knowledge of Borrower, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its business or assets, or to compel one or more Credit Party to dispose of or hold separate all or any portion of its businesses or assets, where such portion or portions of such business(es) or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies;

          (e) the Loans to be made and the use of proceeds thereof shall not contravene, violate or conflict with, or involve the Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority applicable to Borrower; and

          (f) the Agent shall have received such other documents, including, but not limited to a properly completed Notice of Borrowing, or legal opinions as the Agent or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent.

Each request for a Borrowing and the acceptance by Borrower of the proceeds thereof shall constitute a representation and warranty by Borrower, as of the date of the Loans comprising such Borrowing, that the applicable conditions specified in Sections 5.1 and 5.2 have been satisfied.


                                 ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Borrower represents, warrants and covenants to Lenders that:

     SECTION 6.1    ORGANIZATION AND QUALIFICATION. Borrower is a corporation
                    ------------------------------
duly organized and existing in good standing under the laws of the State of Florida. Each Subsidiary of Borrower is a corporation duly organized and existing under the laws of the jurisdiction of its incorporation. Borrower and each of its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the character of their properties or the nature of their business makes such qualification necessary, except for such jurisdictions in which a failure to qualify to do business would not have a Materially Adverse Effect. Borrower and each of its Material Subsidiaries have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted. The jurisdiction of incorporation or organization, and the ownership of all issued and outstanding capital stock, for each Subsidiary as of the date of this Agreement is accurately described on Schedule 6.1. Schedule 6.1 also designates
                                     ------------- ------------
all Subsidiaries of the Borrower as of the Closing Date and specifies whether each is a Material Subsidiary.

     SECTION 6.2    CORPORATE AUTHORITY. The execution and delivery by Borrower
                    -------------------
and the Guarantors of and the performance by Borrower and Guarantors of their obligations under the Credit Documents have been duly authorized by all requisite corporate action and all requisite shareholder action, if any, on the part of Borrower and the Guarantors and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the organizational papers or bylaws of Borrower or the Guarantors, or any indenture, agreement or other instrument to which Borrower or the Guarantors are a party or by which Borrower or the Guarantors or any of their properties is bound, or (ii) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

     SECTION 6.3    FINANCIAL STATEMENTS. Borrower has furnished Lenders with
                    --------------------
the following financial statements, identified by the Chief Financial Officer of
Borrower: audited consolidated balance sheet of the Borrower and its Subsidiaries as at July 31, 1996 and audited consolidated statement of income and consolidated statement of stockholders' equity of Borrower and its Subsidiaries for the fiscal year ended on such date certified by Deloitte & Touche, LLP, Certified Public Accountants and interim internally generated financial statements for the quarters ended October 31, 1996 and January 31, 1997. Such financial statements (including any related schedules and notes) are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period or periods in question and show, in the case of audited statements, all liabilities, direct or contingent, of Borrower and its Subsidiaries, required to be shown in accordance with generally accepted accounting principles consistently applied throughout the period or periods in question and fairly present the consolidated financial position and the consolidated results of operations of Borrower and its Subsidiaries for the periods indicated therein. There has been no material adverse change in the business, condition or operations, financial or otherwise, of Borrower and its Subsidiaries since July 31, 1996.

     SECTION 6.4    TAX RETURNS. Except as set forth on Schedule 6.4, each of
                    -----------                         ------------
Borrower and its Material Subsidiaries has filed all federal, state and other tax returns and reports which, to the best knowledge of the Executive Officers of Borrower and its Subsidiaries, are required to be filed, and each has paid all taxes as shown on said returns and all other taxes, assessments, fees and other governmental charges upon Borrower or any of its Material Subsidiaries or upon any of the properties, assets, incomes or franchises of Borrower or any of its Material Subsidiaries, to the extent that such taxes, assessments, fees and other governmental charges have become due or except such as are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP. The Borrower and its Material Subsidiaries have and will establish all necessary reserves and make all payments required of them to be set aside or made in regard to all F.I.C.A., withholding, sales or excise and all other similar federal, state and local taxes.

     SECTION 6.5    ACTIONS PENDING. Except as disclosed on Schedule 6.5 hereto,
                    ---------------                         ------------
there is no action, suit, investigation or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its Material Subsidiaries or any of their properties or rights, by or before any court, arbitrator or administrative or governmental body, which might result in any Materially Adverse Effect.

     SECTION 6.6    REPRESENTATIONS; NO DEFAULTS. At the time of each Extension
                    ----------------------------
of Credit there shall exist no Default or Event of Default, and each Extension of Credit shall be deemed a renewal by

Borrower of the representations and warranties contained in this Agreement and an affirmative statement by Borrower that such representations and warranties are true and correct in all material respects on and as of such time with the same effect as though such representations and warranties has been made on and as of such time. The Borrower and each of the Lenders who are parties to the Original Credit Agreement acknowledge that as at April 30, 1997, the Borrower may be in default with respect to the Consolidated Funded Debt to Total in default with respect to the Consolidated Fund Debt to total Capitalization Ratio ("CFD/TC Ratio") requirement (0.55:1.0) contained in section 7.8(b). The Lenders who are parties to the Original Credit Agreement hereby waive such default, if any, as at April 30, 1997 only. It is the mutual understanding of the Borrower and the lenders who are parties to the Original Credit Agreement that waiver contained in this Section 6.6 shall apply to the specific default events described herein, for the purposes set forth herein, and shall not apply to any other provisions of the Agreement or any other Credit Document, nor to any future default, violations or events, whether or not of a similar nature.


     SECTION 6.7   TITLE TO PROPERTIES; CAPITALIZED LEASES.  Each of
                   ---------------------------------------
Borrower and its Material Subsidiaries has (i) good and marketable fee simple title to its respective real properties (other than real properties which it leases from others), including such real properties reflected in the consolidated balance sheet of Borrower and its Subsidiaries described in Section
6.3 above (other than real properties disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 8.2 and (ii) good title to all of its other respective properties and assets (other than properties and assets which it leases from others), including the other properties and assets reflected in the consolidated balance sheet of Borrower and its Subsidiaries described in Section 6.3 above (other than properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 8.2. Each of Borrower and its Material Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its respective properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair the operation of such properties and assets, and all such leases are valid and subsisting and in full force and effect. There are no Capitalized Lease Obligations except as disclosed on Schedule 6.7 hereto.
   ------------

     SECTION 6.8   ENFORCEABILITY OF AGREEMENT. This Agreement is the legal,
                   ---------------------------
valid and binding agreement of Borrower enforceable against Borrower in accordance with its terms, and the Notes, and all other Credit Documents, when executed and delivered, will be similarly legal, valid, binding and enforceable, except as the enforceability of the Notes and other Credit Documents may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights and remedies in general and by general principles of equity, whether considered in a proceeding at law or in equity.

     SECTION 6.9    CONSENT. No consent, permission, authorization, order or
                    -------
license of or filing with any governmental authority or Person which has not been obtained or made is necessary in connection with the execution, delivery, performance or enforcement of the Credit Documents by the Credit Parties, or in order to constitute the indebtedness to be incurred hereunder and under the Notes and the other Credit Documents as "Senior Debt" or any similar term defined within each of the Subordinated Notes.

     SECTION 6.10   FEDERAL RESERVE REGULATIONS. None of the proceeds of the
                    ---------------------------
Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin security" or "margin stock" or for the purpose of reducing or retiring any indebtedness that originally was incurred to purchase or carry a "margin security" or "margin stock" or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of the regulations of the Board of Governors of the Federal Reserve System.

     SECTION 6.11   ERISA.
                    -----

          (a) Identification of Certain Plans. Schedule 6.11 hereto sets forth
              -------------------------------
     all Plans of Borrower and its Subsidiaries;

          (b) Compliance. Each Plan is being maintained, by its terms and in
              ----------
     operation, in accordance with all applicable laws, except such noncompliance (when taken as a whole) that will not have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects;

          (c) Liabilities. Neither the Borrower nor any Subsidiary is currently
              -----------
     or will become subject to any liability (including withdrawal liability), tax or penalty whatsoever to any person whomsoever with respect to any Plan including, but not limited to, any tax, penalty or liability arising under Title I or Title IV or ERISA or Chapter 43 of the Code, except such liabilities (when taken as a whole) as will not have a Materially Adverse Effect on the Borrower and its Subsidiaries taken as a whole, or upon their financial condition, assets, business, operations, liabilities or prospects; and

          (d) Funding. The Borrower and each ERISA Affiliate has made full and
              -------
     timely payment of all amounts (i) required to be contributed under the terms of each Plan and applicable law and (ii) required to be paid as expenses of each Plan, except where such non-payment would not have a Material Adverse Effect. No Plan has an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA)
     except as disclosed on Schedule 6.11. No Plan is subject to a waiver or
                            -------------
     extension of the minimum funding requirements under ERISA or the Code, and no request for such waiver or extension is pending.

     SECTION 6.12   SUBSIDIARIES. As of the Closing Date, the only Subsidiaries
                    ------------
of the Borrower are those listed on Schedule 6.1. All the outstanding shares of
                                    ------------
stock of each Subsidiary have been validly issued and are fully paid and nonassessable and all such outstanding shares, except as noted on such Schedule
                                                                       --------
6.1, are owned by Borrower or a Wholly Owned Subsidiary of Borrower free of any
---
Lien or claim.

     SECTION 6.13   OUTSTANDING DEBT.Except as set forth on Schedule 6.13 as
                    ----------------                        -------------
of the date of closing and after giving effect to the transactions contemplated by this Agreement, neither Borrower nor any of its Subsidiaries has outstanding any Debt except as permitted by Section 8.1 and there exists no default, and, after giving effect to the transactions contemplated in this Agreement, there will exist no default under the provisions of any instrument evidencing such Debt or of any agreement relating thereto except as noted on Schedule 6.13.
                                                             -------------
     SECTION 6.14   CONFLICTING AGREEMENTS. Neither Borrower nor any of its
                    ----------------------
Subsidiaries is a party to any contract or agreement or subject to any charter, bylaw or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Assuming the consummation of the transactions contemplated by this Agreement, neither the execution or delivery of this Agreement or the Credit Documents, nor fulfillment of or compliance with the terms and provisions hereof and thereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries pursuant to, the charter or By-Laws of Borrower or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which Borrower or any of its Subsidiaries is subject, and neither Borrower nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of Borrower or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the type to be evidenced by the Notes or contains dividend or redemption limit ations on Common Stock of Borrower, except for this Agreement, Borrower's Certificate of Incorporation and those matters listed on Schedule 6.14 attached hereto.
                  -------------

     SECTION 6.15  ENVIRONMENTAL MATTERS .
                   ---------------------

          (a)  Except as set forth on Schedule 6.15(a), each of the Borrower and
                                      ----------------
     its Subsidiaries has complied in all material respects (except for instances of noncompliance that have been resolved prior to the Closing
     Date) with all applicable Environmental Laws, including without limitation, compliance with permits, licenses, standards, schedules and timetables issued pursuant to Environmental Laws, and is not in violation of, and does not presently have outstanding any liability under, has not been notified that it is or may be liable under and does not have knowledge of any liability or potential liability under any applicable Environmental Law, including without limitation, the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), the Federal Water Pollution Control Act, as amended ("FWPCA"), the Federal Clean Air Act, as amended ("FCAA"), and the Toxic Substance Control Act ("TSCA"), which violation, liability or potential liability could reasonably be expected to have a Materially Adverse Effect.

          (b)  Except as set forth on Schedule 6.15(b), neither the Borrower nor
                                      ----------------
     any of its Subsidiaries has received a written request for information under CERCLA or any analogous state law, or written notice that any such entity has been identified as a potential responsible party under CERCLA, or any analogous state law, nor has any such entity received any written notification that any Hazardous Substance that it or any of its respective predecessors in interest has generated, stored, treated, handled, transported, or disposed of, has been released or is threatened to be released at any site at which any Person intends to conduct or is conducting a remedial investigation or other action pursuant to any applicable Environmental Law, or any other Environmental Laws.

          (c)  Except as set forth on Schedule 6.15(c), each of the Borrower and
                                      ----------------
     its Subsidiaries has obtained all permits, licenses or other authorizations which are material for the conduct of their respective operations under all applicable Environmental Laws and with respect to which each such authorization is in full force and effect.

          (d)  Except as set forth in Schedule 6.15(d), each of Borrower and its
                                      ----------------
     Subsidiaries complies in all material respects with all laws and regulations relating to equal employment opportunity and employee safety in all jurisdictions in which it is presently doing business.

     SECTION 6.16  POSSESSION OF FRANCHISES, LICENSES, ETC. Each of Borrower
                   ---------------------------------------
and its Material Subsidiaries possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, free from burdensome restrictions, that are necessary in any material respect for the ownership, maintenance and operation of its properties and assets, and neither Borrower nor any of its Subsidiaries is in violation of any thereof in any material respect.

     SECTION 6.17  PATENTS, TRADEMARKS, ETC. Except as set forth on Schedule
                   ------------------------                         --------
6.17, each of Borrower and its Material Subsidiaries owns or has the right to
----
use all patents, trademarks, service marks, trade names, copyrights, licenses, franchises and other rights, which are necessary for the operation of its business as presently conducted or proposed to be conducted without any known conflict with the rights of others, and, in each case, subject to no mortgage, pledge, lien, lease, encumbrance, charge, security interest, title retention agreement or option. Each such asset or agreement is in full force and effect, and the holder thereof has fulfilled and performed all of its obligations with respect thereto. No event has occurred or exists which permits, or after notice or lapse of time or both would permit, revocation or termination, or which materially, adversely affects or in the future may (to the knowledge of any Executive Officer) materially adversely affect, the rights of such holder thereof with respect thereto. No other license or franchise is known by any Executive Officer to be necessary to the operations of the business of the Borrower and its Material Subsidiaries as now conducted or proposed to be conducted. To the knowledge of any Executive Officer (i) no product, process, method, substance, part, piece of equipment or other material presently contemplated to be sold by or employed by Borrower or any of its Material Subsidiaries in connection with its business may infringe any patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, (ii) there are no pending or threatened claims or litigation against or affecting Borrower or any of its Subsidiaries contesting its right to sell or use any such product, process, method, substance, part, piece of equipment or other material and (iii) there is no, or there is no pending or proposed, patent, invention, device, application or principle or any statute, law, rule, regulation, standard or code which would prevent, inhibit or render obsolete the production or sale of any products of, or substantially reduce the projected revenues of, or otherwise materially adversely affect the Borrower or any of its Material Subsidiaries.

     SECTION 6.18  GOVERNMENTAL CONSENT. Neither the nature of Borrower or any
                   --------------------
of its Subsidiaries nor any of their respective businesses or properties, nor any relationship between Borrower and any other Person, nor any circumstance in connection with the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby is such as to require on behalf of Borrower or any of its Material Subsidiaries any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body in connection with the execution and delivery of this Agreement and the Credit Documents.

     SECTION 6.19  DISCLOSURE. Neither this Agreement nor the Credit Documents
                   ----------
nor any other document, certificate or written statement furnished to Lenders by or on behalf of Borrower in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact peculiar to Borrower which materially adversely affects or in the future may (so far as Borrower can now foresee) materially adversely affect the business, property or assets, financial condition of Borrower which has not been set forth in this Agreement or in the Credit Documents, certificates and written statements furnished to Lenders by or on behalf of Borrower prior to the date hereof in connection with the transactions contemplated hereby.

     SECTION 6.20  INSURANCE COVERAGE. Each property of Borrower or any of its
                   ------------------
Subsidiaries is insured within terms acceptable to Lenders for the benefit of Borrower or a Subsidiary of Borrower in amounts deemed adequate by Borrower's management and no less than those amounts customary in the industry in which Borrower and its Subsidiaries operate against risks usually insured against by Persons operating businesses similar to those of Borrower or its Subsidiaries in the localities where such properties are located.

     SECTION 6.21  LABOR MATTERS. Except as set forth on Schedule 6.21, the
                   -------------                         -------------
Borrower and the Borrower's Subsidiaries have experienced no strikes, labor disputes, slow downs or work stoppages due to labor disagreements which have had, or would reasonably be expected to have, a Materially Adverse Effect, and, to the best knowledge of Borrower's Executive Officers, there are no such strikes, disputes, slow downs or work stoppages threatened against any Borrower or any of Borrower's Subsidiaries. The hours worked and payment made to employees of the Borrower and Borrower's Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from the Borrower and Borrower's Subsidiaries, or for which any claim may be made against the Consolidated Companies, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as liabilities on the books of the Borrower and Borrower's Subsidiaries where the failure to pay or accrue such liabilities would reasonably be expected to have a Materially Adverse Effect.

     SECTION 6.22  INTERCOMPANY LOANS; DIVDENDS. There are no Intercompany Loans
                   ----------------------------
as of the Closing Date except those set forth on Schedule 6.22. There are no
                                                 -------------
restrictions on the power of any Consolidated Company to repay any Intercompany Loan or, except as provided in Section 8.13, to pay dividends on capital stock.

     SECTION 6.23  SECURITIES ACTS. Neither Borrower nor any of its Subsidiaries
                   ---------------
nor any agent acting on their behalf has, directly or indirectly, taken or will take any action which would subject the issuance of the Notes to the provisions of Section 5 of the Securities Act of 1933, as amended, or to the provisions of any securities or Blue Sky Law of any applicable jurisdiction.

     SECTION 6.24  INVESTMENT COMPANY ACT; HOLDING COMPANY. Neither Borrower nor
                   ---------------------------------------
any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or is a "holding company," or a subsidiary or affiliate of a "holding company," or a "public utility," within the meaning of the Public Utility Holding Company Act of 1935, as amended or a "public utility" within the meaning of the Federal Power Act, as amended.

     SECTION 6.25  REGULATION G, ETC. Neither Borrower nor any of its
                   -----------------
Subsidiaries nor any agent acting on their behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation G, T, or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, and each case in effect now or as the same may hereafter be in effect.

     SECTION 6.26  CHANGES IN FINANCIAL CONDITION; ADVERSE DEVELOPMENTS. From
                   ----------------------------------------------------
the date of the annual statements described in Section 6.3 hereinabove, to the date of this Agreement, there has been, and to the date of each Advance there will be, no change in the properties, assets, liabilities, financial condition, business operations, affairs or properties of the Borrower and its Subsidiaries on a consolidated basis from that set forth or reflected in the year-end financial statement described in Section 6.3, other than changes in the ordinary course of business, including acquisitions, none of which either in any case or in the aggregate will have a Materially Adverse Effect.


                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Borrower covenants and agrees that so long as it may borrow under this Agreement or so long as any indebtedness remains outstanding under the Notes that it will:

     SECTION 7.1   CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause
                   ------------------------
each of its Subsidiaries to preserve and maintain, its corporate existence, its material rights, franchises, and licenses, and its material patents and copyrights (for the scheduled duration thereof), trademarks, trade names, and service marks, necessary or desirable in the normal conduct of its business, and its qualification to do business as a foreign corporation in all jurisdictions where it conducts business or other activities making such qualification necessary, where the failure to do so would reasonably be expected to have a Materially Adverse Effect.

     SECTION 7.2   COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its
                   -------------------------
Subsidiaries to comply with all Requirements of Law (including, without limitation, the Environmental Laws, subject to the exception set forth in
Section 7.7(f) where the penalties, claims, fines, and other liabilities resulting from noncompliance with such Environmental Laws do not involve amounts in excess of $100,000 in the aggregate) and Contractual Obligations applicable to or binding on any of them.

     SECTION 7.3   PAYMENT OF TAXES AND CLAIMS, ETC. Pay, and cause each of its
                   --------------------------------
Subsidiaries to pay, (i) all taxes, assessments and governmental charges imposed upon it or upon its property, and (ii) all claims (including, without limitation, claims for labor, materials, supplies or services) which might, if unpaid, become a Lien upon its property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and adequate reserves are maintained with respect thereto.

     SECTION 7.4   KEEPING OF BOOKS. Keep, and cause each of its Subsidiaries to
                   ----------------
keep, proper books of record and account, containing complete and accurate entries of all their respective financial and business transactions.

     SECTION 7.5   VISITATION, INSPECTION, ETC. Permit, and cause each of its
                   ---------------------------
Subsidiaries to permit, any representative of the Agent or any Lender to visit and inspect any of its property, to examine its books and records and to make copies and take extracts therefrom, and to discuss its affairs, finances and accounts with its officers, all at such reasonable times and as often as the Agent or such Lender may reasonably request after reasonable prior notice to Borrower; provided, however, that at any time following the occurrence and during the continuance of a Default or an Event of Default, no prior notice to Borrower shall be required and further, provided, that in the event any documents and records are subject to any contractual confidentiality requirements with any Person, the right to make copies or extracts therefrom shall be subject to the prior written consent of the Borrower, which consent will not be unreasonably withheld.

     SECTION 7.6   INSURANCE; MAINTENANCE OF PROPERTIES.
                   ------------------------------------

          (a) Maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to its properties and business, and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance to be of such types and in such amounts, including such self-insurance and deductible provisions, as is customary for such companies under similar circumstances; provided, however, that in any event Borrower shall use its best efforts to maintain, or cause to be maintained, insurance in amounts and with coverages not materially less favorable to any Consolidated Company as in effect on the date of this Agreement, except where the costs of maintaining such insurance would, in the judgment of both Borrower and the Agent, be excessive.

          (b) Cause, and cause each of the Consolidated Companies to cause, all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, settlements and improvements thereof, all as in the judgment of Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent Borrower from discontinuing the operation or maintenance of any such properties if such discontinuance is, in the judgment of Borrower, desirable in the conduct of its business or the business of any Consolidated Company.

     SECTION 7.7   REPORTING COVENANTS.  Furnish to each Lender:
                   -------------------

          (a)  Annual Financial Statements. As soon as available and in any
               ---------------------------
     event within 90 days after the end of each fiscal year of Borrower, audited financial statements, consisting of balance sheets of the Consolidated Companies as at the end of such year, presented on a consolidated basis, and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal year, presented on a consolidated basis, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by (i) a report thereon of Deloitte & Touche, LLP, or other independent public accountants of comparable recognized national standing, which such report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such fiscal year on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal year in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP and (ii) a copy of any management letter(s) issued to the Borrower by such independent public accountants;

          (b)  Quarterly Financial Statements. As soon as available and in any
               ------------------------------
     event within 45 days after the end of each fiscal quarter of Borrower (other than the fourth fiscal quarter), balance sheets of the Consolidated Companies as at the end of such quarter presented on a consolidated basis and the related statements of income, shareholders' equity, and cash flows of the Consolidated Companies for such fiscal quarter and for the portion of Borrower's fiscal year ended at the end of such quarter, presented on a consolidated basis setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and certified by the Chief Financial Officer or other authorized financial officer of Borrower acceptable to the Agent and the Required Lenders that such financial statements fairly present in all material respects the financial condition of the Consolidated Companies as at the end of such fiscal quarter on a consolidated basis, and the results of operations and statements of cash flows of the Consolidated Companies for such fiscal quarter and such portion of Borrower's fiscal year, in accordance with GAAP consistently applied (subject to normal year end audit adjustments and the absence of certain footnotes);

          (c)  No Default/Compliance Certificate. Together with the financial
               ---------------------------------
     statements required pursuant to subsections (a) and (b) above, a certificate of the Treasurer, Chief Financial Officer or other authorized financial officer of Borrower acceptable to the Agent and the Required Lenders (i) to the effect that, based upon a review of the activities of the Consolidated Companies and such financial statements during the period covered thereby, there exists no Event of Default and no Default under this Agreement, or if there exists an Event of Default or a Default hereunder, specifying the nature thereof and the proposed response thereto, and (ii) demonstrating in reasonable detail compliance as at the end of such fiscal year or such fiscal quarter with the covenants contained in Section 7.8 and Sections 8.1 through 8.4;

          (d)  Notice of Default. Promptly after any Executive Officer of
               -----------------
     Borrower has notice or knowledge of the occurrence of an Event of Default or a Default, a certificate of the chief financial officer or principal accounting officer of Borrower specifying the nature thereof and the proposed response thereto;

          (e)  Litigation. Promptly after (i) the occurrence thereof, notice of
               ----------
     the institution of or any adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any court or arbitrator or any governmental or administrative body, agency or official, against any Consolidated Company, or any material property thereof which involves individually or in the aggregate in excess of $1,000,000 or which might have a Materially Adverse Effect, or (ii) actual knowledge thereof, notice of the threat of any such action, suit, proceeding, investigation or arbitration, together with any information and documentation relating thereto, as may be requested; notwithstanding anything to the contrary contained in this subsection, the Borrower shall promptly advise the Lenders, in writing, of the threatened or actual filing of any malpractice litigation against Borrower or any of its Subsidiaries whether or not such litigation is expected to have a Materially Adverse Effect;

          (f)  Environmental Notices.  Promptly after receipt thereof, notice
               ---------------------
     of any actual or alleged violation, or notice of any action, claim or request for information, either judicial or administrative, from any governmental authority relating to any actual or alleged claim, notice of potential responsibility under or violation of any Environmental Law, or any actual or alleged spill, leak, disposal or other release of any waste, petroleum product, or hazardous waste or Hazardous Substance by any Consolidated Company which violation, action, claim, request, spill, leak, disposal, or release could result in penalties, fines, claims or other liabilities to any Consolidated Company in amounts in excess of $100,000 individually or when aggregated with other then pending such matters;

          (g)  ERISA.
               -----

               (i) Promptly after the occurrence thereof with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof, or any trust established thereunder, notice of (1) a "reportable event" described in Section 4043 of ERISA and the regulations issued from time to time thereunder (other than a "reportable event" not subject to the provisions for 30 day notice to the PBGC under such regulations), or (2) any other event which could subject any Consolidated Company to any tax, penalty or liability under Title I or Title IV of ERISA or Chapter 43 of the Tax Code, or any tax or penalty resulting from a loss of deduction under Sections 162, 404 or 419 of the Tax Code, where any such taxes, penalties or liabilities exceed or could exceed $250,000 in the aggregate;

               (ii) Promptly after such notice must be provided to the PBGC, or to a Plan participant, beneficiary or alternative payee, any notice required under Section 101(d),

          302(f)(4), 303, 307, 4041(b)(1)(A) or 4041(c)(1)(A) of ERISA
          or under Section 401(a)(29) or 412 of the Tax Code with respect to any Plan of any Consolidated Company or any ERISA Affiliate thereof;

               (iii) Promptly after receipt, any notice received by any Consolidated Company or any ERISA Affiliate thereof concerning the intent of the PBGC or any other governmental authority to terminate a Plan of such Company or ERISA Affiliate thereof which is subject to Title IV of ERISA, to impose any liability on such Company or ERISA Affiliate under Title IV of ERISA or Chapter 43 of the Tax Code;

               (iv) Upon the request of the Agent, promptly upon the filing thereof with the Internal Revenue Service ("IRS") or the Department of Labor ("DOL"), a copy of IRS Form 5500 or annual report for each Plan of any Consolidated Company or ERISA Affiliate thereof which is subject to Title IV of ERISA;

               (v) Upon the request of the Agent, (A) true and complete copies of any and all documents, government reports and IRS determination or opinion letters or rulings for any Plan of any Consolidated Company from the IRS, PBGC or DOL,
          (B) any reports filed with the IRS, PBGC or DOL with respect to a Plan of the Consolidated Companies or any ERISA Affiliate thereof, or (C) a current statement of withdrawal liability for each Multiemployer Plan of any Consolidated Company or any ERISA Affiliate thereof;

          (h)  Liens. Promptly upon any Consolidated Company becoming aware
               -----
     thereof, notice of the filing of any federal statutory Lien, tax or other state or local government Lien or any other Lien affecting their respective properties, other than those Liens expressly permitted by Section 8.2;

          (i)  Public Filings, Etc.  Promptly upon the filing thereof or
               -------------------
     otherwise becoming available, copies of all financial statements, annual, quarterly and special reports, including, but not limited to its current Form 10-Q (with exhibits) as filed with the Securities and Exchange Commission, proxy statements and notices sent or made available generally by Borrower to its public security holders, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange, and of all press releases and other statements made available generally to the public containing material developments in the business or financial condition of Borrower and the other Consolidated Companies;

          (j)  Accountants' Reports.  Promptly upon receipt thereof, copies of
               --------------------
     all financial statements of, and all reports submitted by, independent public accountants to Borrower in connection with each annual, interim, or special audit of Borrower's consolidated financial statements;

          (k)  Trademarks; Labor Disputes, Etc.  Promptly upon the existence or
               -------------------------------
     occurrence thereof, notice of the existence or occurrence of (i) failure of any Consolidated Company to hold in full force and effect those material trademarks, service marks, patents, trade names, copyrights, licenses, franchises and similar rights necessary in the normal conduct of its business, and (ii) any strike, labor dispute, slow down or work stoppage as described in Section 6.21;

          (l)  New Subsidiaries.  On a quarterly basis, or more often if
               ----------------
     requested by the Agent and/or the Required Lenders, notice of the formation or acquisition of any new Subsidiary or the occurrence of any other event resulting in the creation of a new Subsidiary, including the purchase price for such entity, a description of the assets of such entity, the activities in which it will be engaged, and such other information as the Agent may request, together with the other documents required by Section 7.10, if applicable;

          (m)  Intercompany Asset Transfers.  Promptly upon the occurrence
               ----------------------------
     thereof, notice of the transfer of any assets from Borrower or any Guarantor to any other Consolidated Company that is not Borrower or a Guarantor (in any transaction or series of related transactions), excluding sales or other transfers of assets in the ordinary course of business, where the Asset Value of such assets is less than $1,000,000;

          (n)  Capitalized Lease Obligations.  Promptly upon the occurrence
               -----------------------------
     thereof, notice and a complete description of any Capitalized Lease Obligations entered into by any Consolidated Company.

          (o)  Other Information.  With reasonable promptness, such other
               -----------------
     information about the Consolidated Companies as the Agent or any Lender may reasonably request from time to time.


     SECTION 7.8   FINANCIAL COVENANTS.
                   -------------------

          (a)  Consolidated EBITR to Consolidated IR. Maintain as at the last
               -------------------------------------
     day of each fiscal quarter, a ratio of Consolidated EBITR to Consolidated IR of at least 2.0:1.0, computed on a rolling four-quarter basis, based on informatio n contained in the Borrower's current financial statement and its financial statements for the preceding three quarters.

          (b)  Consolidated Funded Debt to Total Capitalization Ratio. Maintain
               ------------------------------------------------------
     at all times, a maximum ratio of Consolidated Funded Debt to Total Capitalization, of less than 0.70:1.0.

          (c)  Consolidated Funded Debt to Consolidated EBITDA Ratio. Maintain
               -----------------------------------------------------
     as at the last day of each fiscal quarter, a maximum ratio of Consolidated Funded Debt to Consolidated EBITDA of less than 4.0:1.0. For purposes of calculating Borrower's compliance with this ratio, Consolidated EBITDA shall be computed on a rolling two quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding fiscal quarter and shall be annualized by multiplying by two (2) the result of such calculation.

          (d)  Consolidated Net Worth. Maintain at all times, Consolidated Net
               ----------------------
     Worth of at least $180,000,000.00 plus (i) fifty percent (50%) of Consolidated Net Income earned after January 31, 1997, and (ii) one hundred percent (100%) of the net proceeds of any equity offering or subordinated debt issue realized after the date hereof.

          (e)  Consolidated Senior Funded Debt to Consolidated EBITDA. Maintain
               ------------------------------------------------------
     as at the last day of each fiscal quarter, a ratio of Consolidated Senior Funded Debt to Consolidated EBITDA of less than 3.0:1.0. For purposes of calculating Borrower's compliance with this ratio, Consolidated EBITDA shall be computed on a rolling two quarter basis, based on information contained in the Borrower's current financial statements and its financial statements for the preceding quarter and shall be annualized by multiplying by two (2) the result of such calculation.

     SECTION 7.9  NOTICES UNDER CERTAIN OTHER INDEBTEDNESS. Immediately upon its
                  ----------------------------------------
receipt thereof, Borrower shall furnish the Agent a copy of any notice received by it or any other Consolidated Company from the holder(s) of Indebtedness referred to in Section 8.1 (or from any trustee, agent, attorney, or other party acting on behalf of such holder(s)) in an amount which, in the aggregate, exceeds $500,000, where such notice states or claims (i) the existence or occurrence of any default or event of default with respect to such Indebtedness under the terms of any indenture, loan or credit agreement, debenture, note, or other document evidencing or governing such Indebtedness, or (ii) the existence or occurrence of any event or condition which requires or permits holder(s) of any Indebtedness to exercise rights under any Change in Control Provision. Borrower agrees to take such actions as may be necessary to require the holder(s) of any Indebtedness (or any trustee or agent acting on their behalf) incurred pursuant to documents executed or amended and restated after the Closing Date, to furnish copies of all such notices directly to the Agent simultaneously with the furnishing thereof to Borrower, and that such requirement may not be altered or rescinded without the prior written consent of the Agent.


     SECTION 7.10   ADDITIONAL GUARANTORS. On a quarterly basis, or more
                    ---------------------
often, if requested by the Agent and/or the Required Lenders, the Borrower shall give the Agent and the Lenders prompt written notification of (a) the formation or acquisition (provided that nothing in this Section shall be deemed to authorize or prohibit the acquisition of any entity) of any Subsidiary not listed on Schedule 6.1 and the purchase price therefor, (b) the transfer of
          ------------
assets to any Consolidated Company if notice thereof is required to be given pursuant to Section 7.7(m) and as a result thereof the recipient of such assets becomes a Subsidiary, and (c) the occurrence of any other event creating a new Subsidiary. On a quarterly basis, or more often if required by the Agent and/or the Required Lenders, Borrower shall deliver to the Agent copies of the Articles of Incorporation and bylaws of each new Material Subsidiary and shall cause such new Material Subsidiary to execute and deliver (i) a joinder to this Agreement in the form of Exhibit H attached hereto; (ii) a Supplement to Subsidiary
               ---------
Guaranty Agreement in the form of Exhibit I attached hereto; (iii) a Negative
                                  ---------
Pledge in the form of Exhibit J attached hereto; and (iv) a Supplement to
                      ---------
Contribution Agreement in the form of Exhibit K attached hereto, all in the
                                      ---------
prescribed form or such other form and substance as may be satisfactory to the Agent and the Required Lenders. As used in this Section, Material Subsidiary shall not include a Foreign Subsidiary. If the Facilities are renewed, the Termination Date extended and this Agreement modified, amended and/or restated, at that time the Borrower shall cause each of its then existing Subsidiaries which have not previously done so to execute and deliver the documents set forth in (i), (ii), (iii) and (iv) in the previous sentence.


     SECTION 7.11   FISCAL YEAR. Borrower shall not change its fiscal year
                    -----------
now employed for accounting and reporting purposes without the prior written consent of the Agent and the Required Lenders, which consent shall not be unreasonably withheld.


     SECTION 7.12   OWNERSHIP OF GUARANTORS. Borrower shall maintain at least
                    -----------------------
its percentage of ownership existing as of the date hereof of all Guarantors, and shall not decrease its ownership percentage in each Person which becomes a Guarantor after the date hereof, as such ownership exists at the time such Person becomes a Guarantor.

     SECTION 7.13   SUBORDINATION OF INTERCOMPANY LOANS. All loans or fees
                    -----------------------------------
owed to any Guarantor or any other Consolidated Company, or any Affiliate of any thereof, shall, at all times, be subordinate to the Loans and the Borrower shall cause its Subsidiaries and/or Affiliates from time to time to execute and deliver to the Agent and the Required Lenders subordination agreements in form and content satisfactory to the Agent and the Required Lenders.


                                 ARTICLE VIII

                              NEGATIVE COVENANTS
                              ------------------

     So long as any Commitment remains in effect hereunder or any Note shall remain unpaid, Borrower will not and will not permit any Subsidiary to:

     SECTION 8.1    INDEBTEDNESS. Create, incur, assume or suffer to exist any
                    ------------
Indebtedness, other than:

          (a)  Indebtedness under this Agreement;

          (b) Indebtedness outstanding on the date hereof or pursuant to lines of credit in effect on the date hereof and described on Schedule 8.1(b);
                                                             ---------------

          (c) purchase money Indebtedness to the extent secured by a Lien permitted by Section 8.2(b) provided such purchase money Indebtedness does not exceed $1,000,000;

          (d) unsecured current liabilities (other than liabilities for borrowed money or liabilities evidenced by promissory notes, bonds or similar instruments) incurred in the ordinary course of business and either
     (i) not more than 30 days past due, or (ii) being disputed in good faith by appropriate proceedings with reserves for such disputed liability maintained in conformity with GAAP;

          (e)  the Intercompany Loans described on Schedule 6.22 and any other
                                                   -------------
     loans between Consolidated Companies as may be approved by the Agent and the Required Lenders, which approval shall not be unreasonably withheld;

          (f) Subordinated Debt in form and substance acceptable to the Agent and the Required Lenders, and evidenced by their written consent thereto, which consent shall not be unreasonably withheld;

          (g) Capitalized Lease Obligations not to exceed $1,000,000 in the aggregate;

          (h)  Indebtedness arising under interest rate contracts;

          (i) advances to officers and employees in the ordinary course of business not to exceed $1,000,000 in the aggregate; and

          (j) endorsements of instruments for deposit or collection in the ordinary course of business.


     SECTION 8.2    LIENS. Create, incur, assume or suffer to exist any Lien on
                    -----
any of its property now owned or hereafter acquired to secure any Indebtedness other than:


          (a)  Liens existing on the date hereof disclosed on Schedule 8.2;
                                                              ------------

          (b) any Lien on any property securing Indebtedness incurred or assumed for the purpose of financing all or any part of the acquisition cost of such property and any refinancing thereof, provided that such Lien does not extend to any other property, and provided further that the aggregate principal amount of Indebtedness secured by all such Liens at any time does not exceed $1,000,000;

          (c) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (d) Statutory Liens of landlords, existing contractual Liens of landlords, future contractual Liens of landlords not to exceed five percent (5%) of the number of leases in existence from time to time and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

          (e) Liens incurred or deposits made in the ordinary course of business in connection with workers, compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (f) Liens resulting from zoning, easements, and restrictions on the use of such real estate, or rights reserved or vested in governmental authority, which do not materially impair the use of such real estate; and

          (g)  Liens arising under ERISA.


     SECTION 8.3    MERGERS, ACQUISITIONS, SALES, ETC. Merge or consolidate
                    ---------------------------------
with any other Person, other than Borrower or another Subsidiary, or sell, lease, or otherwise dispose of its accounts, property or other assets (including capital stock of Subsidiaries), or, except for the purchase of capital stock as an investment in a Subsidiary as permitted by subsection (a) in Section 8.4, below, purchase, lease or otherwise acquire all or any substantial portion of the property or assets (including capital stock) of any Person; provided, however, that the foregoing restrictions on asset sales shall not be applicable to (i) sales of equipment or other personal property being replaced by other equipment or other personal property purchased as a capital expenditure item having comparable values, (ii) sale, lease or transfer of assets of the Borrower or any Subsidiary to the Borrower or to any other Subsidiary, (iii) sales of inventory in the ordinary course of business, and (iv) other asset sales (including the stock of Subsidiaries) where, on the date of execution of a binding obligation to make such asset sale (provided that if the asset sale is not consummated within six (6) months of such execution, then on the date of consummation of such asset sale rather than on the date of execution of such binding obligation), the Asset Value of asset sales occurring after the Closing Date, taking into account the Asset Value of the proposed asset sale, would not exceed ten percent (10%) of Borrower's assets, since the Closing Date; and, provided further, that the foregoing restrictions on mergers shall not apply to mergers involving Borrower and another entity, provided Borrower is the surviving entity, and mergers between a Subsidiary of Borrower and Borrower or between Subsidiaries of Borrower provided that, in either case, upon consummation of such mergers, Borrower is in compliance with Section 8.3 hereof; provided, however, that no transaction pursuant to clauses (i), (ii), (iv) or the second proviso above shall be permitted if any Default or Event of Default otherwise exists at the time of such transaction or would otherwise exist as a result of such transaction.

     SECTION 8.4    INVESTMENTS, LOANS, ETC. Make or permit to remain
                    -----------------------
outstanding any loan or advance to, or guarantee, endorse, or otherwise be or become contingently liable, directly or indirectly in connection with obligations, stock or dividends of any other Person, or hold any Investments in any Person, or otherwise acquire or hold any Subsidiaries, other than:


          (a)  Investments in Subsidiaries, all of which Subsidiaries shall be
     (i) Subsidiaries in existence on the date hereof, (ii) other home healthcare companies having core business comparable to that of the Borrower and which companies and the terms of acquisition shall be acceptable to the Agent and the Required Lenders, or (iii) primary care physician practices; provided, however, nothing in this Section 8.4 shall be deemed to authorize or prohibit an investment pursuant to this subsection (a) in any entity that is not a Subsidiary and a Guarantor prior to such investment and provided, further, however, that at the time of the request by the Borrower for a Borrowing in the amount of $7,000,000 or more for the purpose of an acquisition, the Borrower shall deliver to the Agent a pro-forma financial statement on a consolidated basis satisfactory to the Agent and the Required Lenders in form and content, which shall show the Borrower in compliance, as at the effective date of such acquisition, with all financial covenants and ratios contained in this Agreement;

          (b) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case supported by the full faith and credit of the United States and maturing within one year from the date of creation thereof;

          (c) commercial paper, bankers acceptances or corporate obligations maturing within one year from the date of creation thereof having a rating at the time as of which any determination is made of P-1 (or higher) according to Moody's or as A-1 (or higher) according to Standard & Poor's corporation or the equivalent thereof if by another nationally recognized credit rating agency;

          (d) time deposits maturing within one year from the date of creation thereof, including certificates of deposit issued by any Lender and any office located in the United States of any bank or trust company which is organized under the laws of the United States or any state thereof and has total assets aggregating at least $500,000,000, including without limitation, any such deposits in Eurodollars issued by a foreign branch of any such bank or trust company;

          (e)  Investments made by Plans; and

          (f)  Intercompany Loans as permitted by Section 8.1(f).

     SECTION 8.5    SALE AND LEASEBACK TRANSACTIONS. Sell or transfer any
                    -------------------------------
property, real or personal, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which any Consolidated Company intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     SECTION 8.6    TRANSACTIONS WITH AFFILIATES.
                    ----------------------------

          (a) Enter into any material transaction or series of related transactions which in the aggregate would be material, whether or not in the ordinary course of business, with any Affiliate of any Consolidated Company, other than on terms and conditions substantially as favorable to such Consolidated Company as would be obtained by such Consolidated Company at the time in a comparable arm's length transaction with a Person other than an Affiliate.

          (b) Convey or transfer to any other Person (including any other Consolidated Company) any real property, buildings, or fixtures used in the manufacturing or production operations of any Consolidated Company, or convey or transfer to any other Consolidated Company any other assets (excluding conveyances or transfers in the ordinary course of business) if at the time of such conveyance or transfer any Default or Event of Default exists or would exist as a result of such conveyance or transfer.


     SECTION 8.7    OPTIONAL PREPAYMENTS. Directly or indirectly, prepay,
                    --------------------
purchase, redeem, retire, defease or otherwise acquire, or make any optional payment on account of any principal of, interest on, or premium payable in connection with the optional prepayment, redemption or retirement of, any of its Indebtedness, or give a notice of redemption with respect to any such Indebtedness, or make any payment in violation of the subordination provisions of any Subordinated Debt, except with respect to (i) the Obligations under this Agreement and the Notes, (ii) prepayments of Indebtedness outstanding pursuant to revolving credit, overdraft and line of credit facilities permitted pursuant to Section 8.1, and (iii) trade payables incurred in the ordinary course of business.

     SECTION 8.8    CHANGES IN BUSINESS. Enter into any business which is
                    -------------------
substantially different from that presently conducted by the Consolidated Companies taken as a whole.

     SECTION 8.9    ERISA. Take or fail to take any action with respect to any
                    -----
Plan of any Consolidated Company or, with respect to its ERISA Affiliates, any Plans which are subject to Title IV of ERISA or to continuation health care requirements for group health plans under the Tax Code, including without limitation (i) establishing any such Plan, (ii) amending any such Plan (except where required to comply with applicable law), (iii) terminating or withdrawing from any such Plan, or (iv) incurring an amount of unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA, or any withdrawal liability under Title IV of ERISA with respect to any such Plan, without first obtaining the written approval of the Agent and the Required Lenders, where such actions or failures could result in a Material Adverse Effect.

     SECTION 8.10  ADDITIONAL NEGATIVE PLEDGES. Create or otherwise cause or
                   ---------------------------
suffer to exist or become effective, directly or indirectly, any prohibition or restriction on the creation or existence of any Lien upon any asset of any Consolidated Company, other than pursuant to (i) the terms of any agreement, instrument or other document pursuant to which any Indebtedness permitted by
Section 8.2(b) is incurred by any Consolidated Company, so long as such prohibition or restriction applies only to the property or asset being financed by such Indebtedness, and (ii) any requirement of applicable law or any regulatory authority having jurisdiction over any of the Consolidated Companies.

     SECTION 8.11   LIMITATION ON PAYMENT RESTRICTIONS AFFECTING CONSOLIDATED
                    ---------------------------------------------------------
COMPANIES. Create or otherwise cause or suffer to exist or become effective,
---------
any consensual encumbrance or
restriction on the ability of any Consolidated Company to (i) pay dividends or make any other distributions on such Consolidated Company's stock, or (ii) pay any indebtedness owed to Borrower or any other Consolidated Company, or (iii) transfer any of its property or assets to Borrower or any other Consolidated Company, except any consensual encumbrance or restriction existing under the Credit Documents.

     SECTION 8.12   ACTIONS UNDER CERTAIN DOCUMENTS. Without the prior written
                    -------------------------------
consent of the Agent (which consent shall not be unreasonably withheld), modify, amend, cancel or rescind the Intercompany Loans or any agreements or documents evidencing or governing Subordinated Debt or the senior Indebtedness permitted pursuant to Section 8.1 hereof (except that a loan between Consolidated Companies as permitted by Section 8.1 may be modified or amended so long as it otherwise satisfies the requirements of Section 8.1).

     SECTION 8.13   DIVIDENDS. Borrower shall not declare or pay any dividend on
                    ---------
its capital stock, or make any payment to purchase, redeem, retire or acquire any of its capital stock or any option, warrant, or other right to acquire such capital stock, other than:

               (i)  dividends payable solely in shares of capital stock; and

               (ii) each dividend declared and paid, and all other such payments made in any fiscal year, in an aggregate amount at any time not to exceed 10% of Consolidated Net Income for said fiscal year;

provided, further, however, no such dividend or other payment may be declared or
--------------------------
paid pursuant to clause (ii) above unless no Default or Event of Default exists at the time of such declaration or payment, or would exist as a result of such declaration or payment.

     SECTION 8.14   CHANGES IN CONTROL OR OWNERSHIP. Without the prior written
                    -------------------------------
consent of the Agent, in its sole and absolute discretion, permit a change in the ownership or control of the Borrower.


                                  ARTICLE IX

                               EVENTS OF DEFAULT
                               -----------------

     Upon the occurrence and during the continuance of any of the following specified events (each an "Event of Default"):

     SECTION 9.1    PAYMENTS. Borrower shall fail to make promptly when due
                    --------
(including, without limitation, by mandatory prepayment) any principal payment with respect to the Loans, or any payment of interest, fee or other amount payable hereunder;

     SECTION 9.2    COVENANTS WITHOUT NOTICE. Borrower shall fail to observe or
                    ------------------------
perform any covenant or agreement contained in Sections 7.7(h), 7.8, 7.11, 8.1 through 8.14;

     SECTION 9.3    OTHER COVENANTS. Borrower shall fail to observe or perform
                    ---------------
any covenant or agreement contained in this Agreement, other than those referred to in Sections 9.1 and 9.2, and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (i) Borrower's obtaining knowledge thereof, or (ii) written notice thereof shall have been given to Borrower by Agent or any Lender;

     SECTION 9.4    REPRESENTATIONS. Any representation or warranty made or
                    ---------------
deemed to be made by Borrower or any other Credit Party or by any of its officers under this Agreement or any other Credit Document (including the Schedules attached thereto), or any certificate or other document submitted to the Agent or the Lenders by any such Person pursuant to the terms of this Agreement or any other Credit Document, shall be incorrect in any material respect when made or deemed to be made or submitted;

     SECTION 9.5    NON-PAYMENTS OF OTHER INDEBTEDNESS. Any Consolidated
                    ----------------------------------
Company shall fail to make when due (whether at stated maturity, by acceleration, on demand or otherwise, and after giving effect to any applicable grace period) any payment of principal of or interest on any Indebtedness (other than the Obligations) which individually or in the aggregate exceeds $500,000; provided that if the Borrower acquires as a Subsidiary an entity which has unpaid Indebtedness such that the Borrower would, upon acquisition of such entity, be in default under this Section 9.5, the Borrower shall have a grace period of 30 days from the effective date of such acquisition within which to pay or satisfy such Indebtedness;

     SECTION 9.6    DEFAULTS UNDER OTHER AGREEMENTS. Any Consolidated Company
                    -------------------------------
shall fail to observe or perform within any applicable grace period any covenants or agreements (other than those referenced in Section 9.5) contained in any agreements or instruments relating to any of its Indebtedness or any other event shall occur if the effect of such failure or other event is to accelerate, or to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be required to be prepaid (other than by a regularly scheduled required prepayment) in whole or in part prior to its stated maturity;

     SECTION 9.7    BANKRUPTCY. Borrower or any other Consolidated Company
                    ----------
shall commence a voluntary case concerning itself under the Bankruptcy Code or an involuntary case for bankruptcy is commenced against any Consolidated Company and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or any substantial part of the property of any Consolidated Company; or any Consolidated Company commences proceedings of its own bankruptcy or to be granted a suspension of payments or any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction, whether now or hereafter in effect, relating to any Consolidated Company or there is commenced against any Consolidated Company any such proceeding which remains undismissed for a Period of 60 days; or any Consolidated Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Consolidated Company suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Consolidated Company makes a general assignment for the benefit of creditors; or any Consolidated Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or any Consolidated Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or any Consolidated Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate action is taken by any Consolidated Company for the purpose of effecting any of the foregoing;

     SECTION 9.8    ERISA. A Plan of a Consolidated Company or a Plan subject to
                    -----
Title IV of ERISA of any of its ERISA Affiliates:

          (a) shall fail to be funded in accordance with the minimum funding standard required by applicable law, the terms of such Plan, Section 412 of the Tax Code or Section 302 of ERISA for any plan year or a waiver of such standard is sought or granted with respect to such Plan under applicable law, the terms of such Plan or Section 412 of the Tax Code or Section 303 of ERISA; or

          (b) is being, or has been, terminated or the subject of termination proceedings under applicable law or the terms of such Plan; or

          (c) shall require a Consolidated Company to provide security under applicable law, the terms of such Plan, Section 401 or 412 of the Tax Code or Section 306 or 307 of ERISA; or

          (d) results in a liability to a Consolidated Company under applicable law, the terms of such Plan, or Title IV of ERISA;

and there shall result from any such failure, waiver, termination or other event a liability to the PBGC or a Plan that would have a Materially Adverse Effect;

     SECTION 9.9    MONEY JUDGMENT. A judgment which individually, or in the
                    --------------
aggregate, exceeds $500,000, tax lien or order for the payment of money shall be rendered against Borrower or any other Consolidated Company and such judgment or order shall continue unsatisfied (in the case of a money judgment) and in effect for a period of 30 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise);

     SECTION 9.10   OWNERSHIP OF CREDIT PARTIES. If Borrower shall at any time
                    ---------------------------
fail to own and control the required percentage of the voting stock of any Guarantor, either directly or indirectly through a wholly-owned Subsidiary of Borrower;

     SECTION 9.11   CHANGE IN CONTROL OF BORROWER.
                    -----------------------------

          (a) Any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall become the "beneficial owner(s)" (as defined in said Rule 13d-3) of more than forty percent (40%) of the shares of the outstanding common stock of Borrower entitled to vote for members of Borrower's board of directors; or

          (b) any event or condition shall occur or exist which, pursuant to the terms of any change in control provision, requires or permits the holder(s) of Indebtedness of any Consolidated Company to require that such Indebtedness be redeemed, repurchased, defeased, prepaid or repaid, in whole or in part, or the maturity of such Indebtedness to be accelerated in any respect;

     SECTION 9.12   DEFAULT UNDER OTHER CREDIT DOCUMENTS. There shall exist or
                    ------------------------------------
occur any "Event of Default" as provided under the terms of any other Credit Document, or any Credit Document ceases to be in full force and effect or the validity or enforceability thereof is disaffirmed by or on behalf of Borrower or any other Credit Party, or any Credit Party seeks to cancel or terminate any Credit Documents or to limit its liability thereunder, or at any time it is or becomes unlawful for Borrower or any other Credit Party to perform or comply with its obligations under any Credit Document, or the obligations of Borrower or any other Credit Party under any Credit Document are not or cease to be legal, valid and binding on Borrower or any such Credit Party;

     SECTION 9.13   ATTACHMENTS. An attachment or similar action shall be made
                    -----------
on or taken against any of the assets of any Consolidated Company and is not removed, suspended or enjoined within 30 days of the same being made or any suspension or injunction being lifted; then, and in any such event, and at any time thereafter if any Event of Default shall then be continuing, the Agent may, and upon the written or telex request of the Required Lenders, shall, by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of the Agent, any Lender or the holder of any Note to enforce its claims against Borrower or any other Credit Party: (i) declare all Commitments terminated, whereupon the pro rata Commitments of each Lender shall terminate immediately and any commitment fee shall forthwith become due and payable without any other notice of any kind; and (ii) declare the principal of and any accrued interest on the Loans, and all other obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower; provided, that, if an Event of Default specified in Section 9.7 shall occur, the result which would occur upon the giving of written notice by the Agent to any Credit Party, as specified in clauses (i) and (ii) above, shall occur automatically without the giving of any such notice.


                                   ARTICLE X

                                   THE AGENT
                                   ---------

     SECTION 10.1   APPOINTMENT OF AGENT.  Each Lender hereby designates
                    --------------------
SunTrust Bank, Central Florida, National Association as Agent ("Agent") to administer all matters concerning the Loans and to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such actions on its behalf under the provisions of this Agreement, the other Credit Documents, and all other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through their agents or employees. The provisions of this Section 10.1 are solely for the benefit of the Agent, and Borrower and the other Consolidated Companies shall not have any rights as third party beneficiaries of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligations towards or relationship of agency or trust with or for the Borrower and the other Consolidated Companies.

     SECTION 10.2   NATURE OF DUTIES OF AGENT.  The Agent shall have no duties
                    -------------------------
or responsibilities except those expressly set forth in this Agreement and the other Credit Documents. Neither the Agent nor any of its respective officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its gross negligence or willful misconduct. The duties of the Agent shall be ministerial and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, express or implied, is intended to or shall be so construed as to impose upon the Agent any obligations, in respect of this Agreement or the other Credit Documents except as expressly set forth herein.

     SECTION 10.3   LACK OF RELIANCE ON THE AGENT.
                    -----------------------------
          (a) Independently and without reliance upon the Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (ii) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

          (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the Notes, the Guaranty Agreements, or any other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes, the Guaranty Agreements, or the other documents contemplated hereby or thereby, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default; provided, however, to the extent that the Agent has been advised that a Lender has not received any information formally delivered to the Agent pursuant to Section 7.7, the Agent shall deliver or cause to be delivered such information to such Lender.

     SECTION 10.4   CERTAIN RIGHTS OF THE AGENT. If the Agent shall request
                    ---------------------------
instructions from the Required Lenders or all the Lenders, in instances where unanimity is required, with respect to any action or actions (including the failure to act) in connection with this Agreement, the Agent shall be entitled to refrain from such act or taking such act, unless and until the Agent shall have received instructions from the Required Lenders or all the Lenders, in instances where unanimity is required; and the Agent shall not incur liability in any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders or all the Lenders, in instances where unanimity is required.

     SECTION 10.5   RELIANCE BY AGENT.  The Agent shall be entitled to rely, and
                    -----------------
shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cable gram, radiogram, order or other documentary, teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Agent may consult with legal counsel (including counsel for any Credit Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     SECTION 10.6   INDEMNIFICATION OF AGENT.  To the extent the Agent is not
                    ------------------------
reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Agent, ratably according to the respective amounts of the Loans outstanding under all Facilities (or if no amounts are outstanding, ratably in accordance with the Total Commitments), in either case, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Agreement or the other Credit Documents; provided that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

     SECTION 10.7   THE AGENT IN ITS INDIVIDUAL CAPACITY.  With respect to its
                    ------------------------------------
obligation to lend under this Agreement, the Loans made by it and the Notes issued to it, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with the Consolidated Companies or any affiliate of the Consolidated Companies as if it were not performing the duties specified herein, and may accept fees and other consideration from the Consolidated Companies for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

     SECTION 10.8   HOLDERS OF NOTES.  The Agent may deem and treat the payee of
                    ----------------
any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

     SECTION 10.9   SUCCESSOR AGENT.
                    ---------------

          (a) The Agent may resign at any time by giving written notice thereof to the Lenders and Borrower and may be removed at any time with or without cause by the Required Lenders; provided, however, the Agent may not resign or be removed until a successor Agent has been appointed and shall have accepted such appointment. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent subject to Borrower's prior written approval, which approval will not be unreasonably withheld. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent subject to Borrower's prior written approval, which approval will not be unreasonably withheld, which successor Agent shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $100,000,000. If at any time SunTrust Bank, Central Florida, National Association is removed as a Lender, SunTrust Bank, Central Florida, National Association, shall simultaneously resign as Agent.

          (b) Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

     SECTION 11.1   NOTICES. All notices, requests and other communications to
                    -------
any party hereunder shall be in writing (including bank wire, telex, telecopy or similar teletransmission or writing) and shall be given to such party at its address or applicable teletransmission number set forth on the signature pages hereof, or such other address or applicable teletransmission number as such party may hereafter specify by notice to the Agent and Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, or (iv) if given by any other means (including, without limitation, by air courier), when delivered or received at the address specified in this Section; Provided that notices to the Agent shall not be effective until received.

     SECTION 11.2   AMENDMENTS, ETC.  No amendment or waiver of any provision of
                    ---------------
this Agreement or the other Credit Documents, nor consent to any departure by any Credit Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive any of the conditions specified in Section 5.1 or Section 5.2, (ii) increase the Commitments or other contractual obligations to Borrower under this Agreement, (iii) reduce the principal of, or interest on, the Notes or any fees hereunder, (iv) postpone any date fixed for the payment in respect of principal of, or interest on, the Notes or any fees hereunder, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number or identity of Lenders which shall be required for the Lenders or any of them to take any action hereunder, (vi) release any Guarantor from its obligations under any Guaranty Agreements, (vii) modify the definition of "Required Lenders," or (viii) modify this Section 11.2. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required hereinabove to take such action, affect the rights or duties of the Agent under this Agreement or under any other Credit Document.

     SECTION 11.3   NO WAIVER; REMEDIES CUMULATIVE.  No failure or delay on the
                    ------------------------------
part of the Agent, any Lender or any holder of a Note in exercising any right or remedy hereunder or under any other

Credit Document, and no course of dealing between any Credit Party and the Agent, any Lender or the holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent, any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party not required hereunder or under any other Credit Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent, the Lenders or the holder of any Note to any other or further action in any circumstances without notice or demand.

     SECTION 11.4   PAYMENT OF EXPENSES, ETC.  Borrower shall:
                    -------------------------

          (a) whether or not the transactions hereby contemplated are consummated, pay all reasonable, out-of-pocket costs and expenses of the Agent in the administration (both before and after the execution hereof and including reasonable expenses actually incurred relating to advice of counsel as to the rights and duties of the Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, preservation of rights under, enforcement of, and, after a Default or Event of Default, refinancing, renegotiation or restructuring of, this Agreement and the other Credit Documents and the documents and instruments referred to therein, and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees actually incurred and disbursements of counsel for the Agent in connection with any amendment, modification or restatement of this Agreement or any other Credit Document), and in the case of enforcement (which shall include workouts and bankruptcy related matters) of this Agreement or any Credit Document after an Event of Default, all such reasonable, out-of-pocket costs and expenses (including, without limitation, the reasonable fees actually incurred and disbursements of counsel, including without limitation in-house attorneys' fees), for any of the Lenders;

          (b) subject, in the case of certain Taxes, to the applicable provisions of Section 4.7(b), pay and hold each of the Lenders harmless from and against any and all present and future stamp, documentary, and other similar Taxes with respect to this Agreement, the Notes and any other Credit Documents, any collateral described therein, or any payments due thereunder, and save each Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such Taxes; and

          (c) indemnify the Agent and each Lender, and their respective officers, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to any actual or proposed use of the proceeds of any of the Loans or any Credit Party's entering into and performing of the Agreement, the Notes, or the other Credit Documents, including, without limitation, the reasonable fees actually incurred and disbursements of counsel (including foreign counsel) incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct;

          (d) without limiting the indemnities set forth in subsection (c) above, indemnify each Indemnitee for any and all expenses and costs (including without limitation, remedial, removal, response, abatement, cleanup, investigative, closure and monitoring costs), losses, claims (including claims for contribution or indemnity and including the cost of investigating or defending any claim and whether or not such claim is ultimately defeated, and whether such claim arose before, during or after any Credit Party's ownership, operation, possession or control of its business, property or facilities or before, on or after the date hereof, and including also any amounts paid incidental to any compromise or settlement by the Indemnitee or Indemnitees to the holders of any such claim), lawsuits, liabilities, obligations, actions, judgments, suits, disbursements, encumbrances, liens, damages (including without limitation damages for contamination or destruction of natural resources), penalties and fines of any kind or nature whatsoever (including without limitation in all cases the reasonable fees actually incurred, other charges and disbursements of counsel in connection therewith) incurred, suffered or sustained by that Indemnitee based upon, arising under or relating to Environmental Laws based on, arising out of or relating to in whole or in part, the existence or exercise of any rights or remedies by any Indemnitee under this Agreement, any other Credit Document or any related documents (but excluding those incurred, suffered or sustained by any Indemnitee as a result of any action taken by or on behalf of the Lenders with respect to any Subsidiary of Borrower (or the assets thereof) owned or controlled by the Lenders); provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or wilful misconduct.

If and to the extent that the obligations of Borrower under this Section 11.4 are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

     SECTION 11.5   RIGHT OF SETOFF.  In addition to and not in limitation of
                    ---------------
all rights of offset that any Lender or other holder of a Note may have under applicable law, each Lender or other holder of a Note shall, upon the occurrence of any Event of Default and whether or not such Lender or such holder has made any demand or any Credit Party's obligations are matured, have the right to appropriate and apply to the payment of any Credit Party's obligations hereunder and under the other Credit Documents, all deposits of any Credit Party (general or special, time or demand, provisional or final) then or thereafter held by and other indebtedness or property then or thereafter owing by such Lender or other holder to any Credit Party, whether or not related to this Agreement or any transaction hereunder. Each Lender shall promptly notify Borrower of any offset hereunder.

     SECTION 11.6   BENEFIT OF AGREEMENT.
                    --------------------

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided that Borrower may not assign or transfer any of its interest hereunder without the prior written consent of all the Lenders.

          (b) Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an Affiliate of such Lender.

          (c) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of any of its Commitments and the Loans at the time owing to it and the Notes held by
     it) to any Eligible Assignee; provided, however, that (i) the Agent and Borrower must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed) unless such assignment is to an Affiliate of the assigning Lender, (ii) the amount of the Commitments, in the case of the Revolving Loan Commitments and the Line of Credit Commitments, or Loans, in the case of assignment of Loans, of the assigning Lender subject to each assignment (determined as of the date the assignment and acceptance with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000 (iii) the parties to each such assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a Note or Notes subject to such assignment and a processing and recordation fee of $3500. Borrower shall not be responsible for such processing and recordation fee or any costs or expenses incurred by any Lender or the Agent in connection with such assignment. From and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, the assignee thereunder shall be a party hereto and to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement. Notwithstanding the foregoing, the assigning Lender must retain after the consummation of such Assignment and Acceptance, a minimum aggregate amount of Commitments or Loans, as the case may be, of $10,000,000; provided, however, no such minimum amount shall be required with respect to any such assignment made at any time there exists an Event of Default hereunder. Within five (5) Business Days after receipt of the notice and the Assignment and Acceptance, Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such assignee in a principal amount equal to the applicable Commitments or Loans assumed by it pursuant to such Assignment and Acceptance and new Note or Notes to the assigning Lender in the amount of its retained Commitment or Commitments or amount of its retained Loans. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the date of the surrendered Note or Notes which they replace, and shall otherwise be in substantially the form attached hereto.

          (d) Each Lender may, without the consent of Borrower and the Agent, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments in the Loans owing to it and the Notes held by it), provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating bank or other entity shall not be entitled to the benefit (except through its selling Lender) of the cost protection provisions contained in Article IV of this Agreement, and (iv) Borrower and the Agent and other Lenders shall continue to deal solely and directly with each Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents, and such Lender shall retain the sole right to enforce the obligations of Borrower relating to the Loans and to approve any amendment, modification or waiver of any provisions of this Agreement. Any Lender selling a participation hereunder shall provide prompt written notice to Borrower and Agent of the name of such participant.

          (e) Any Lender or participant may, in connection with the assignment or participation or proposed assignment or participation, pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower or the other Consolidated Companies furnished to such Lender by or on behalf of Borrower or any other Consolidated Company. With respect to any disclosure of confidential, non-public, proprietary information, such proposed assignee or participant shall agree to use the information only for the purpose of making any necessary credit judgments with respect to this credit facility and not to use the information in any manner prohibited by any law, including without limitation, the securities laws of the United States. The proposed participant or assignee shall agree in writing, a copy of which shall be furnished to Borrower, not to disclose any of such information except (i) to directors, employees, auditors or counsel to whom it is necessary to show such information, each of whom shall be informed of the confidential nature of the information, (ii) in any statement or testimony pursuant to a subpoena or order by any court, governmental body or other agency asserting jurisdiction over such entity, or as otherwise required by law (provided prior notice is given to Borrower and the Agent unless otherwise prohibited by the subpoena, order or law), and (iii) upon the request or demand of any regulatory agency or authority with proper jurisdiction. The proposed participant or assignee shall further agree to return all documents or other written material and copies thereof received from any Lender, the Agent or Borrower relating to such confidential information unless otherwise properly disposed of by such entity.

          (f) Any Lender may at any time assign all or any portion of its rights in this Agreement and the Notes issued to it to a Federal Reserve Bank; provided that no such assignment shall release the Lender from any of its obligations hereunder.

          (g) If (i) any Taxes referred to in Section 4.7(b) have been levied or imposed so as to require withholdings or deductions by Borrower and payment by Borrower of additional amounts to any Lender as a result thereof, (ii) any Lender shall make demand for payment of any material additional amounts as compensation for increased costs pursuant to Section
     4.10 or for its reduced rate of return pursuant to Section 4.16, or (iii) any Lender shall decline to consent to a modification or waiver of the terms of this Agreement or the other Credit Documents requested by Borrower, then and in such event, upon request from Borrower delivered to such Lender and the Agent, such Lender shall assign, in accordance with the provisions of Section 11.6(c), all of its rights and obligations under this Agreement and the other Credit Documents to another Lender or an Eligible Assignee selected by Borrower, in consideration for the payment by such assignee to the Lender of the principal of, and interest on, the outstanding Loans accrued to the date of such assignment, and the assumption of such Lender's Total Commitment hereunder, together with any and all other amounts owing to such Lender under any provisions of this Agreement or the other Credit Documents accrued to the date of such assignment.

     SECTION 11.7   GOVERNING LAW; SUBMISSION TO JURISDICTION
                    -----------------------------------------

          (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF FLORIDA.

          (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE CIRCUIT COURT OF ORANGE COUNTY, FLORIDA, OR ANY OTHER COURT OF THE STATE OF FLORIDA OR OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN RESPECT OF ANY DISPUTE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY OTHER CREDIT DOCUMENT OR ANY DOCUMENT RELATED THERETO.

          (C) BORROWER AND GUARANTORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AND/OR EACH SUCH GUARANTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER AND THE GUARANTORS HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION EITHER OF THEM MAY HAVE TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                                --------------------
     MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR ANY DOCUMENT RELATED THERETO.


          (D) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT, ANY LENDER, ANY HOLDER OF A NOTE OR ANY CREDIT PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION.


     SECTION 11.8   INDEPENDENT NATURE OF LENDERS' RIGHTS . The amounts payable
                    -------------------------------------
at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights pursuant to this Agreement and its Notes, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

     SECTION 11.9   COUNTERPARTS . This Agreement may be executed in any number
                    ------------
of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


     SECTION 11.10  EFFECTIVENESS; SURVIVAL
                    -----------------------

          (a) This Agreement shall not become effective until the date (the "Effective Date") on which all of the parties hereto shall have signed a counterpart hereof (whether the same or different counterparts) and the signature of the Borrower shall not be effective until after execution hereof by all the Lenders and acceptance of delivery of this Agreement by the Agent (or an agent of the Agent) pursuant to Section 5.1.


          (b) The obligations of Borrower under Sections 4.7(b), 4.8, 4.10, 4.12, 4.16, and 11.4 hereof shall survive for one hundred twenty (120) days after the payment in full of the Notes after the Final Maturity Date. All representations and warranties made herein, in the certificates, reports, notices, and other documents delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement, the other Credit Documents, and such other agreements and documents, the making of the Loans hereunder, and the execution and delivery of the Notes.


     SECTION 11.11  SEVERABILITY. In case any provision in or obligation under
                    ------------
this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 11.12  INDEPENDENCE OF COVENANTS. All covenants hereunder shall be
                    -------------------------
given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitation of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     SECTION 11.13  CHANGE IN ACCOUNTING PRINCIPLES, FISCAL YEAR OR TAX LAWS.
                    --------------------------------------------------------
If (i) any preparation of the financial statements referred to in Section 7.7 hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Financial Accounting Standards Board or the American Institute of Certified Public Accounts (or successors thereto or agencies with similar functions) (other than changes mandated by FASB 106) result in a material change in the method of calculation of financial covenants, standards or terms found in this Agreement, (ii) there is any change in Borrower's fiscal quarter or fiscal year as provided herein, or (iii) there is a material change in federal tax laws which materially affects any of the Consolidated Companies' ability to comply with the financial covenants, standards or terms found in this Agreement, Borrower and the Required Lenders agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating any of the Consolidated Companies, financial condition shall be the same after such changes as if such changes had not been made. Unless and until such provisions have been so amended, the provisions of this Agreement shall govern.

     SECTION 11.14  HEADINGS DESCRIPTIVE; ENTIRE AGREEMENT. The headings of the
                    --------------------------------------
several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. This Agreement, the other Credit Documents, and the agreements and documents required to be delivered pursuant to the terms of this Agreement constitute the entire agreement among the parties hereto and thereto regarding the subject matters hereof and thereof and supersede all prior agreements, representations and understandings related to such subject matters.

     SECTION 11.15  TIME IS OF THE ESSENCE. Time is of the essence in
                    ----------------------
interpreting and performing this Agreement and all other Credit Documents.

     SECTION 11.16  USURY. It is the intent of the parties hereto not to violate
                    -----
any federal or state law, rule or regulation pertaining either to usury or to the contracting for or charging or collecting of interest, and Borrower and Lenders agree that, should any provision of this Agreement or of the Notes, or any act performed hereunder or thereunder, violate any such law, rule or regulation, then the excess of interest contracted for or charged or collected over the maximum lawful rate of interest shall be applied to the outstanding principal indebtedness due to Lenders by Borrower under this Agreement.

     SECTION 11.17  CONSTRUCTION. Should any provision of this Agreement require
                    ------------
judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party who itself or through its agents prepared the same, it being agreed that Borrower, Agent, Lenders and their respective agents have participated in the preparation hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Orlando, Florida, by their duly authorized officers as of the day and year first above written.

                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]

                              [SIGNATURE PAGE TO
                 SECOND AMENDED AND RESTATED REVOLVING CREDIT
                         AND LINE OF CREDIT AGREEMENT
                          BETWEEN SUNTRUST, AS AGENT
                        AND ROTECH MEDICAL CORPORATION]



                                                   BORROWER:

Signed, sealed and delivered                       ROTECH MEDICAL CORPORATION
in the presence of:


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
-------------------------------                       --------------------------
Name:[SIGNATURE ILLEGIBLE]                            Rebecca R. Irish,
     --------------------------                       Treasurer

/s/ Cheri Jacobs
-------------------------------
Name: Cheri Jacobs
     --------------------------

                                           4506 L.B. McLeod Road
                                           Orlando, Florida 32811
                                           -------------------------------
                                                       Address

                             JOINDER OF GUARANTORS
                             ---------------------


     The undersigned, as Guarantors under the Second Amended and Restated Revolving Credit and Line of Credit Agreement, hereby join in and consent to the Agreement and agree to be bound by the terms thereof applicable to them as fully as if they were original signatories thereto.

     Dated as of the 3rd day of June, 1997.


Signed, sealed and delivered                       A-1 MEDICAL EQUIPMENT, INC.,
in the Presence of                                 a Florida corporation


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish,
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:




                                                   ABBA MEDICAL EQUIPMENT, INC.,
                                                   a Florida corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish,
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   ADAPTIVE MEDICAL, INC.,  a
                                                   South Carolina corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           __________________________
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   ADVANCED IMAGING CENTER,
                                                   INC., a Florida corporation,
                                                   f/k/a Integral Home Health
                                                   Care, Inc.


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   ALLIED MEDICAL SUPPLY, INC.,
                                                   an Arizona corporation


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   ALWAYS MEDICAL EQUIPMENT,
                                                   INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                          ---------------------------
Name:                                                Rebecca R. Irish,
                                                     Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   AMBASSADOR MEDICAL EQUIPMENT,
                                                   INC., a Florida corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   AMERICAN MEDICAL RENTALS,
                                                   INC., an Arkansas corporation


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   AMERICAN OXYGEN SERVICES,
                                                   INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   ANNISTON HEALTH & SICKROOM
                                                   SUPPLIES, INC., an Alabama
                                                   corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   APEX HEALTHCARE, INC., a
                                                   Delaware corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                   APEX HEALTHCARE OF ALABAMA,
                                                   INC., an Alabama corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   APEX HEALTHCARE OF LOUISIANA,
                                                   INC., a Louisiana corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   APEX HEALTHCARE OF
                                                   MISSISSIPPI, INC., a
                                                   Mississippi corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   ATLANTIC MEDICAL EQUIPMENT OF
                                                   JACKSONVILLE, INC., a Florida
                                                   corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   BAUMANN PHARMACEUTICAL
                                                   SERVICES, INC., an Alabama
                                                   corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   BERKELEY MEDICAL EQUIPMENT,
                                                   INC., a Florida corporation



[SIGNATURE ILLEGIBLE]                               By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   BETA MEDICAL EQUIPMENT, INC.,
                                                   a Florida corporation


[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:



                                                   BIOCARE MEDICAL, INC., a
                                                   Florida corporation, f/k/a
                                                   Advantageous Home Health
                                                   Care, Inc.



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   BREATHING AND RELIEF, INC., a
                                                   Texas corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   BRISTER'S MEDICAL ASSOCIATES,
                                                   INC., a Mississippi
                                                   corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                  BRISTER PHARMACY, INC., a
                                                   Mississippi corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------

Name:



                                                   BROOKSVILLE PRIMARY CARE
                                                   CLINIC, INC., a Florida
                                                   corporation, f/k/a Gamma Home
                                                   Health Care, Inc.


[SIGNATURE ILLEGIBLE]                               By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:


                                                   CABOT MEDICAL EQUIPMENT,
                                                   INC., a Florida corporation



[SIGNATURE ILLEGIBLE]                              By:/s/ Rebecca R. Irish
---------------------------                           --------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                                   CAMDEN MEDICAL SUPPLY, INC.,
                                                   a Florida corporation, f/k/a
                                                   NebTech, Inc.


[SIGNATURE ILLEGIBLE]                               By:/s/ Rebecca R. Irish
---------------------------                           -------------------------
Name:                                                  Rebecca R. Irish,
                                                       Treasurer
/s/ Cheri Jacobs
---------------------------
Name:

                                             CANYON STATE MEDICAL SUPPLIES,
                                             INC., an Arizona corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             CARE MEDICAL SUPPLIES, INC.,
                                             a Illinois corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             CARE MEDICAL OF NEW JERSEY,
                                             INC., a New Jersey corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             CENTENNIAL MEDICAL EQUIPMENT,
                                             INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             CENTRAL HOME CARE, INC., a
                                             Kentucky corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             CHARLOTTE MEDICAL SUPPLY, INC.,
                                             a Florida corporation, f/k/a
                                             Fundamental Home Health
                                             Care, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             CHEROKEE HOME MEDICAL, INC., a
                                             Georgia corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             CHI MEDICAL EQUIPMENT, INC.,
                                             a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             CHURCH STREET CLINIC, INC.,
                                             a Mississippi corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             CLINICAL LABORATORY, INC., a
                                             Mississippi corporation, f/k/a
                                             Gorton Medical Clinic, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             COASTAL SURGICAL, INC.,
                                             a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             COMMUNITY HOME OXYGEN, INC.,
                                             a Montana corporation,
                                             f/k/a Home Oxygen Care, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             CPO2, INC., a Pennsylvania
                                             corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             CYNTHIANA MEDICAL EQUIPMENT,
                                             INC., a Florida corporation,
                                             f/k/a Delta Home Health
                                             Care, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             DISTINCT HOME HEALTH CARE,
                                             INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             DOCTORS MANAGEMENT GROUP, INC.,
                                             a Louisiana corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             DON PAUL RESPIRATORY SERVICES,
                                             INC., a Colorado corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             DREW PRIMARY CARE CLINIC, INC.,
                                             a Mississippi corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             EXCEL MEDICAL OF AMES, INC., an
                                             Iowa corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             EXCEL MEDICAL OF FORT DODGE,
                                             INC., an Iowa corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             EXCEL MEDICAL OF MARSHALLTOWN,
                                             INC., an Iowa corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             EAST TENNESSEE INFUSION &
                                             RESPIRATORY, INC., a Florida
                                             corporation, f/k/a Orlando
                                             Health & Medications, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             ENCORE HOME HEALTH CARE, INC.,
                                             a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             EPSILON HOME HEALTH CARE, INC.,
                                             a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             ESSENTIAL HOME HEALTH CARE,
                                             INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             ETA HOME HEALTH CARE, INC.,
                                             a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             FAMLICARE HOME MEDICAL
                                             EQUIPMENT, INC., a Georgia
                                             corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:
                                             FAMILY CARE SPECIALISTS, INC.,
                                             a Florida corporation, f/k/a
                                             Family Medical Center, Inc.;
                                             f/k/a Integrated Home Health
                                             Care, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             FIRSTCARE, INC., a Kansas
                                             corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             FISHER MEDICAL EQUIPMENT CO.,
                                             INC., an Idaho corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             FOUR RIVERS HOME HEALTHCARE,
                                             INC., a Missouri corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             G & G MEDICAL, INC.,
                                             a Colorado corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             GATE CITY MEDICAL EQUIPMENT,
                                             INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             GEORGIA MEDICAL RESOURCES,
                                             INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             GREENVILLE PRIMARY CARE CLINIC,
                                             INC., a Mississippi corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             GREENWOOD MULTI-SPECIALTY
                                             CLINIC, INC., a Mississippi
                                             corporation,
                                             f/k/a T.C. Medical, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             GRENADA DOCTORS CLINIC, INC.,
                                             a Mississippi corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             GRENADA FAMILY DOCTORS, INC.,
                                             a Mississippi corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             HAMILTON MEDICAL EQUIPMENT
                                             SERVICE, INC., an Iowa corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             HEADACHE CENTER OF THE WEST
                                             COAST, INC., a Florida
                                             corporation, f/k/a R M C Home
                                             Care, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                             HEADACHE MANAGEMENT OF AMERICA,
                                             INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             HEADACHE & PAIN MANAGEMENT
                                             CENTER, INC., a Florida
                                             corporation, f/k/a Headache
                                             Management Center, Inc., f/k/a
                                             Alternative Home Care, Inc.


[SIGNATURE ILLEGIBLE]                           /s/ Rebecca R. Irish
---------------------------                  By:----------------------------
Name:                                             Rebecca R. Irish,
                                                  Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 HEALTH & MEDICATIONS AT HOME,
                                                 INC., a North Carolina
                                                 corporation


[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 HEALTH AT HOME, INC.,
                                                 a Florida corporation


[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 HEALTHCARE BUSINESS SOLUTIONS,
                                                 INC., a Florida corporation,
                                                 f/k/a Orlando Home Care, Inc.


[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 HEALTHCARE CLAIMS RECOVERY,
                                                 INC., a Florida corporation,
                                                 f/k/a Jackson Medical Infusion,
                                                 Inc., f/k/a Southern Health &
                                                 Medications, Inc.


[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 HEALTH CARE SERVICES OF
                                                 MISSISSIPPI, INCORPORATED,
                                                 a Florida corporation,
                                                 f/k/a W.M.E, Inc.


[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 HEALTH-MED, INC., a
                                                 Mississippi corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 HEARTLAND HOME HEALTH CARE,
                                                 INC., a Florida corporation,
                                                 f/k/a Preferential Home
                                                 Health Care, Inc.

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 HOLLAND MEDICAL SERVICES,
                                                 INC., a Florida corporation,
                                                 f/k/a Beneficial Home Health
                                                 Care, Inc.

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                HOLLANDALE PRIMARY CARE, INC.,
                                                a Mississippi corporation

[SIGNATURE ILLEGIBLE]                           By:/s/ Rebecca R. Irish
---------------------------                        ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                HOME CARE SOLUTIONS OF MURRAY,
                                                INC., a Florida corporation
                                                f/k/a Advantage Home
                                                Health Care, Inc.

[SIGNATURE ILLEGIBLE]                           By:/s/ Rebecca R. Irish
---------------------------                        ----------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                HOME HEALTH SERVICES COMPANY,
                                                INC., an Iowa corporation

[SIGNATURE ILLEGIBLE]                           By:/s/ Rebecca R. Irish
---------------------------                        ----------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 HOME MEDICAL SUPPLY, INC.,
                                                 a Florida corporation, f/k/a
                                                 Bravo Home Health Care, Inc.

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 HOME MEDICAL SYSTEMS, INC.,
                                                 a South Carolina corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 INDIANOLA PRIMARY CARE CLINIC,
                                                 INC., a Mississippi
                                                 corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 INFUSION SERVICES, INC., an
                                                 Alabama corporation


[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 INTENSIVE HOME CARE NURSES,
                                                 INC., a Texas corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 INTENSIVE HOME CARE SERVICES,
                                                 INC., a Texas corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 INTERNAL MEDICINE GRAND VIEW,
                                                 INC., a South Carolina
                                                 corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 INTERNATIONAL MEDICAL SERVICES
                                                 AND SUPPLIES, INC., a Florida
                                                 corporation, f/k/a
                                                 International Medical Supply,
                                                 Inc.

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 INTERNATIONAL THERAPEUTIC
                                                 SERVICES, INC.,
                                                 a Florida corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 IOTA MEDICAL EQUIPMENT, INC.,
                                                 a Florida corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 KAPPA MEDICAL EQUIPMENT, INC.,
                                                 a Florida corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 LAMBDA MEDICAL EQUIPMENT, INC.,
                                                 a Florida corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 LAMS, INC., a Texas
                                                 corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 LAWRENCE MEDICAL EQUIPMENT,
                                                 INC., a Kansas corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 LEXINGTON PRIMARY CARE, INC.,
                                                 a Mississippi corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 LIBERTY HOME HEALTH CARE, INC.,
                                                 a Florida corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 LOVEJOY MEDICAL, INC., a
                                                 Kentucky corporation, f/k/a
                                                 Lexington Home Health Care,
                                                 Inc.

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 MHB, INC., a West Virginia
                                                 corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 MACON PRIMARY CARE, INC.,
                                                 a Florida corporation, f/k/a
                                                 Beta Home Health Care, Inc.

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 MAJOR MEDICAL SUPPLY, INC.,
                                                 a Texas corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 MEDCO PROFESSIONAL SERVICES
                                                 CORP., a Colorado corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 MEDFIRST HEALTH PLANS OF
                                                 LOUISIANA, INC., a Louisiana
                                                 corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 MEDFIRST MEDICAL CENTERS, INC.,
                                                 a Louisiana corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                                 MEDCASE MANAGEMENT, INC., a
                                                 Louisiana corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:



                                                 MEDIC-AIRE MEDICAL EQUIPMENT,
                                                 INC., a Florida corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 MEDICAL ELECTRO-THERAPEUTICS,
                                                 INC., a Florida corporation,
                                                 f/k/a Southeastern Health &
                                                 Medications, Inc.

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                                 MERGER SUB, INC., a Texas
                                                 corporation

[SIGNATURE ILLEGIBLE]                            By:/s/ Rebecca R. Irish
---------------------------                         ----------------------------
Name:                                               Rebecca R. Irish,
                                                    Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           MURRAY MEDICAL, INC., a
                                           Colorado corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           NATIONAL HOME CARE, INC., a
                                           Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           NATIONAL MEDICAL EQUIPMENT CENTERS,
                                           INC., a Florida corporation, f/k/a
                                           National Medicine Centers of Central
                                           Florida, Inc., f/k/a National
                                           Medicare Equipment Centers,Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           NATIONAL MEDICINE CENTER- GROVELAND,
                                           INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           NEUMANN'S HOME MEDICAL, INC., an
                                           Illinois corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           NIGHTINGALE HOME HEALTH CARE,
                                           INC., a Florida corporation,
                                           Premier Home Care, Inc. and
                                           Southeastern Home Care, Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           NORTH CENTRAL WASHINGTON RESPIRATORY
                                           CARE SERVICES, INC., a Washington
                                           corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           NORTH FLORIDA PAIN INSTITUTE, INC., a
                                           Florida corporation, f/k/a Good Home
                                           Health Care,Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           NORTHWEST HOME MEDICAL, INC., an
                                           Idaho corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           OMEGA MEDICAL EQUIPMENT, INC.,
                                           a Florida Corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           OMICRON MEDICAL EQUIPMENT, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           OXYGEN OF OKLAHOMA, INC.,
                                           an Oklahoma corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           OXYGEN PLUS, INC., a Colorado
                                           corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           OXYGEN PLUS MEDICAL EQUIPMENT,
                                           INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           OXYGEN THERAPY ASSOCIATES,
                                           INC., a Texas corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PEDI-CARE, INC., a Kansas corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PERRY FAMILY PRACTICE, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           PERRY/RMC REAL ESTATE, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PHI MEDICAL EQUIPMENT, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PHYSICIAN'S FORMULARY SERVICES,
                                           INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PIONEER MEDICAL SERVICES, INC.,
                                           a West Virginia corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           POLK CITY PHARMACY, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           PRIMARY HOME HEALTH CARE, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PRINCIPAL MEDICAL EQUIPMENT, INC., a
                                           Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PROFESSIONAL RESPIRATORY HOME
                                           HEALTHCARE, INC., a Florida
                                           corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PROFESSIONAL BREATHING ASSOCIATES,
                                           INC., a Michigan corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           PSI HEALTH CARE, INC.,
                                           a South Dakota corporation,
                                           f/k/a Pulmonary Services, Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           PULMODOSE, INC., a Florida
                                           corporation, f/k/a Constant
                                           Home Health Care, Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           QUALITY HOME HEALTH CARE, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           RCG INFORMATION SERVICES CORPORATION,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           REGENCY MEDICAL EQUIPMENT, INC., a
                                           Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           RESPIRACARE MEDICAL EQUIPMENT,
                                           INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           RESPITECH HOME HEALTH CARE,
                                           INC., a Wyoming corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           RESPIRATORY MEDICAL EQUIPMENT
                                           OF GEORGIA, INC., a Florida
                                           corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           RESPONSIVE HOME HEALTH CARE,
                                           INC., a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           RHEMA, INC., a Texas corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           RHO MEDICAL EQUIPMENT, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           RITT MEDICAL GROUP, INC., an Arizona
                                           corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                           RN HOME CARE MEDICAL EQUIPMENT
                                           COMPANY, INC., a Florida
                                           corporation, f/k/a RoTech/
                                           Mississippi, Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           ROSWELL HOME MEDICAL, INC.,
                                           a Florida corporation


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           ROTECH EMPLOYEE BENEFITS CORPORATION,
                                           a Florida corporation, f/k/a Home
                                           Health Care Supplement,Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:


                                           ROTECH HOME MEDICAL CARE, INC.,
                                           a Florida corporation,
                                           f/k/a L.T.E., Inc.


[SIGNATURE ILLEGIBLE]                      By: /s/ Rebecca R. Irish
---------------------------                   ---------------------------
Name:                                              Rebecca R. Irish,
                                                   Treasurer

/s/ Cheri Jacobs
---------------------------
Name:

                                             ROTECH OXYGEN & MEDICAL
                                             EQUIPMENT, INC.,
                                             a Florida corporation

     [SIGNATURE ILLEGIBLE]                   By:/s/ Rebecca R.Irish
     ---------------------------                --------------------------
     Name:                                      Rebecca R. Irish,
                                                     Treasurer

      /s/ Cheri Jacobs
    ----------------------------
     Name:
                                             ROTECH REHABILITATION, INC.,
                                             a Florida corporation


     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                --------------------------
      Name:                                          Rebecca R. Irish,
                                                     Treasurer
      /s/  Cheri Jacobs
     ---------------------------
     Name:


                                             ROTECH/TEXAS, INC., a Florida
                                             corporation

     [SIGNATURE ILLEGIBLE]
     ---------------------------             By: /s/ Rebecca  R.Irish.
     Name:                                      --------------------------
                                                     Rebecca R. Irish,
                                                     Treasurer
      /s/ Cheri Jacobs
     ---------------------------
     Name:


     [SIGNATURE ILLEGIBLE]
     ---------------------------             ROTEX PHARMACEUTICALS, INC.,
     Name:                                   a Florida corporation

     /s/ Cheri Jacobs                            By: /s/ Rebecca R. Irish
     ---------------------------                 -------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer

                                             ROTH MEDICAL, INC.,
      [SIGNATURE ILLEGIBLE]                  a Colorado corporation
      --------------------------
      Name:                                  By: /s/ Rebecca R. Irish
                                                --------------------------
                                                     Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:


     [SIGNATURE ILLEGIBLE]                   ROTHERT'S HOSPITAL EQUIPMENT,
     ---------------------------             INC., a Kentucky corporation,
     Name:                                   f/k/a Covington Home Health
                                             Care, Inc.

                                             By: /s/ Rebecca R. Irish
       /s/ Cheri Jacobs                          -------------------------
     ---------------------------                     Rebecca R. Irish,
     Name:                                           Treasurer


     [SIGNATURE ILLEGIBLE]
     ---------------------------
     Name:                                   SELECT HOME HEALTH CARE, INC.,
                                             a Florida corporation

                                             By: /s/ Rebecca R. Irish
      /s/ Cheri Jacobs                           -------------------------
     ---------------------------                     Rebecca R. Irish,
     Name:                                           Treasurer


     [SIGNATURE ILLEGIBLE]
     ---------------------------             SENATOBIA FAMILY PRACTICE,
     Name:                                   INC., a Mississippi corporation

                                             By: /s/ Rebecca R. Irish
       /s/ Cheri Jacobs                          -------------------------
     ---------------------------                     Rebecca R. Irish
     Name                                            Treasurer

                                             SIGMA MEDICAL EQUIPMENT, INC.,
                                             a Florida  corporation

                                             By: /s/ Rebecca R.Irish
     [SIGNATURE ILLEGIBLE]                      -------------------------
     ---------------------------                     Rebecca R. Irish,
     Name:                                           Treasurer

      /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             SOUTH COUNTY PRIVATE DUTY
                                             AGENCY, INC.,
                                             a Texas corporation

                                             By: /s/ Rebecca R.Irish
     [SIGNATURE ILLEGIBLE]                       -------------------------
     ---------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             SOUTHEASTERN HOME HEALTH, INC.,
                                             a Florida corporation

                                              By: /s/ Rebecca R. Irish
     [SIGNATURE ILLEGIBLE]                        ------------------------
     ---------------------------                     Rebecca R. Irish,
     Name:                                           Treasurer



       /s/ Cheri Jacobs
     ---------------------------
     Name:


                                             SOUTHERN IV THERAPY, INC.,
                                             a Florida corporation, f/k/a
                                             Fricke Home Health Care, Inc.


     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------             ------------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer

       /s/ Cheri Jacobs
     ---------------------------
     Name:

                                             SOUTHERN MEDICAL, INC.,
                                             a Tennessee corporation,
                                             f/k/a Volunteer Surgical, Inc.

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
     /s/ Cheri Jacobs
     ---------------------------
     Name:

                                             STAT MEDICAL EQUIPMENT, INC.,
                                             a Florida corporation

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
     Name:                                             Rebecca R. Irish,
                                                       Treasurer
     /s/ Cheri Jacobs
     ---------------------------
     Name:


                                             SUNSHINE HOME HEALTH CARE,
                                             INC., a Florida corporation

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
     /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             THE TOWNE PHARMACY, INC.,
                                             a West Virginia corporation

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
     Name:                                           Rebecca  R. Irish,
                                                     Treasurer

     /s/ Cheri Jacobs
     ---------------------------
     Name:

                                             THETA HOME HEALTH CARE, INC.,
                                             a Florida corporation

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                --------------------------
     Name:                                           Rebecca R. Irish,
                                                        Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             THETA HOME HEALTH, INC.,
                                             a Florida corporation, f/k/a
                                             Piedmont Medical Supply, Inc.

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer

       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             UPSILON MEDICAL EQUIPMENT, INC.,
                                             a Florida corporation

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer

       /s/ Cheri Jacobs
     --------------------------
     Name:


                                             VALLEY MEDICAL, INC.,
                                             a Utah corporation

      [SIGNATURE ILLEGIBLE]                  By: /s/ Rebecca R.Irish
     ___________________________                --------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer

      /s/ Cheri Jacobs
     ---------------------------
     Name:

                                         VALUE ARE, INC., a Florida
                                             corporation


     [SIGNATURE ILLEGIBLE]                    By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
      Name:                                          Rebecca R. Irish,
                                                     Treasurer

       /s/ Cheri Jacobs
     ---------------------------
     Name:


                                             VITALCARE HEALTH SERVICES,
                                             INC., a Florida corporation,
                                             f/k/a Enhanced Home Health
                                             Care, Inc.

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                --------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
      /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             VITALCARE OF AMERICA, INC.,
                                             a Texas corporation,
                                             f/k/a AMT Acquisition, Inc.

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                --------------------------
                                                     Rebecca R. Irish,
     Name:                                           Treasurer

       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             VITALCARE OF FLORIDA, INC.,
                                             a Florida corporation

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                --------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer

       /s/ Cheri Jacobs
     ---------------------------
     Name:

                                             VITALCARE OF NEVADA, INC.,
                                             a Nevada corporation

     [SIGNATURE ILLEGIBLE]                   By: /s/ Rebecca R.Irish
     ---------------------------                 -------------------------
     Name:                                           Rebecca R. Irish,
                                                    Treasurer

       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             VITALCARE OF PENNSYLVANIA,
                                             INC., a Pennsylvania corporation

     [SIGNATURE ILLEGIBLE]                       /s/ Rebecca R.Irish
     ---------------------------             By:------------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             VITALCARE OF TEXAS, INC.,
                                             a Texas corporation

     [SIGNATURE ILLEGIBLE]                       /s/ Rebecca R.Irish
     ---------------------------             By:------------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             VITECH MEDICAL, INC., a Florida
                                             corporation, f/k/a
                                             Well-Care Services, Inc.

      [SIGNATURE ILLEGIBLE]                      /s/ Rebecca R.Irish
     ---------------------------             By:------------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:

                                             WESTERN NORTH CAROLINA HOME
                                             HEALTH CARE, INC., a Florida
                                             corporation, f/k/a Miller/Lyerly
                                             Home Health, Inc.

     [SIGNATURE ILLEGIBLE]                       /s/ Rebecca R.Irish
     ---------------------------             By:------------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             WHITES MEDICAL RENTALS, INC.,
                                             a South Carolina corporation

     [SIGNATURE ILLEGIBLE]                       /s/ Rebecca R.Irish
     ---------------------------             By:------------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             WICHITA MEDICAL CARE, INC.,
                                             a Kansas corporation

      [SIGNATURE ILLEGIBLE]                      /s/ Rebecca R.Irish
     ---------------------------             By:------------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             WOFFORD PHARMACEUTICAL SERVICES,
                                             INC., an Alabama
                                             corporation


     [SIGNATURE ILLEGIBLE]                       /s/ Rebecca R.Irish
     ---------------------------
     Name:                                   By:------------------------------
                                                     Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:

                                             WOMEN'S HEALTH CARE SERVICES,
                                             INC., a Florida corp
     [SIGNATURE ILLEGIBLE]                      /s/ Rebecca R.Irish
     ---------------------------             By:--------------------------------
     Name                                            Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:



                                             WORKER'S HEALTH CARE CLINIC,
                                             INC., a Florida corporation

      [SIGNATURE ILLEGIBLE]                      /s/ Rebecca R.Irish
     ---------------------------             By:-----------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ---------------------------
     Name:


                                             ZETA HOME HEALTH CARE, INC.,
                                             a Florida corporation

      [SIGNATURE ILLEGIBLE]                      /s/ Rebecca R.Irish
     ---------------------------             By:----------------------------
     Name:                                           Rebecca R. Irish,
                                                     Treasurer
       /s/ Cheri Jacobs
     ----------------------------
     Name:

                                ACKNOWLEDGMENT
                                --------------


STATE OF GEORGIA

COUNTY OF FULTON

     On this the 3rd day of June, 1997, personally appeared Rebecca R. Irish, as Treasurer of Rotech Medical Corporation, a Florida corporation (the "Borrower"), and Treasurer of each of the Subsidiaries and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among the Borrower and SunTrust Bank, Central Florida, National Association, individually and as Agent, NationsBank, N.A., Barnett Bank, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders") as the Lenders, on behalf of the Borrower and the Subsidiaries.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                             /s/ Tonya Adams
                                   ---------------------------------------------
                                   Signature of Notary Public, State of Georgia
                                        Notary Public Cowota County, Georgia
                                          My Commission Expires May 6, 2001
                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally Known _____; OR Produced
                                   identification  [X]
                                                  -----
                                   Type of identification produced: Florida
                                                                    ------------
                                        Drivers Licence
                                   ---------------------------------------------

                                        (Notary Seal)

        [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
           AND LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:               SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                                   ASSOCIATION,
                                   individually and as Agent

200 S. Orange Avenue
6th Floor - SOAB
Orlando, Florida  32801            By:  /s/ Janet P. Sammons
                                        ---------------------------------
                                        Name: Janet P. Sammons
                                              ---------------------------
                                        Title: V.P.
                                              ---------------------------
Attn:  Mr. David E. Evans,
       Vice President

Telex No. __________
Answerback: ________

Telecopy No.  (407) 237-6897
Telephone No. (407) 237-5880


Payment Office:

200 S. Orange Avenue
6th Floor - SOAB

_________________________________________________


Revolving Loan Commitment: $ 65,000,000.00

Pro Rata Share of Revolving Loan Commitment: 22.41%

Line of Credit Commitment: $10,000,000.00

PRO RATA SHARE OF LINE OF CREDIT COMMITMENT: 100%

                                ACKNOWLEDGMENT
                                --------------

STATE OF GEORGIA

COUNTY OF FULTON

     On this the 3rd day of June, 1997, personally appeared Janet Sammons, as Vice President of SunTrust Bank, Central Florida, National Association, a national banking association ("SunTrust"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust, individually and as Agent, NationsBank, N.A., Barnett Bank, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of SunTrust.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    /s/ Tonya Adams
                                   ---------------------------------------------
                                   Signature of Notary Public, State of Georgia


                                   _____________________________________________
                                   (Print, Type or Stamp Commissioned Name of
                                    Notary Public)
                                   Personally known [X] ; OR Produced
                                                    ---
                                   identification _____
                                   Type of identification produced:_____________

                                   ---------------------------------------------
                                     (Notary Seal)

        [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
           AND LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:                         NATIONSBANK, N.A.

111 N. Orange Avenue, Ste. 100M
Orlando, Florida  32801                      By: /s/ Rod Banks
                                                ------------------------------
                                             Name: Rod Banks
                                                  ----------------------------
Attn:  Mr. Larry Healy                       Title: Executive Vice President
                                                    --------------------------
       Senior Vice President

Telecopy No.  407-648-2988
Telephone No. 407-648-2865


Payment Office:

111 N. Orange Avenue, Ste. 100M
Orlando, Florida  32801


________________________________________________________________________________

Revolving Loan Commitment: $50,000,000.00

Pro Rata Share of Revolving Loan Commitment: 17.24%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF GEORGIA

COUNTY OF DE KALB

     On this the 30th day of May, 1997, personally appeared Red Banks, as Executive Vice President of NationsBank, N.A., a national banking association ("NationsBank"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank, Barnett Bank of Central Florida, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of NationsBank.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Tanja A. Rodgers
                                   ---------------------------------------------
                                   Signature of Notary Public, State of Georgia


                                   _____________________________________________
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known X; OR Produced
                                   identification ____
                                   Type of identification produced:_____________

                                   _____________________________________________

                                        (Notary Seal)

        [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
           AND LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:                         BARNETT BANK, N.A.


390 N. Orange Avenue, Ste. 700 CB
Post Office Box 3200
Orlando, Florida 32802-3200                  By: /s/ Angela S. Harris
                                                ------------------------------
                                             Name: Angela S. Harris
                                                  ----------------------------
                                             Title: Loan Closing Officer
                                                   ---------------------------
Telecopy No.  407-420-2886
Telephone No. 407-420-2799


Payment Office:

Post Office Box 45264
Jacksonville, Florida  32232-5264


________________________________________________________________________________

Revolving Loan Commitment: $50,000,000.00

Pro Rata Share of Revolving Loan Commitment: 17.24%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF GEORGIA

COUNTY OF GLYNN

     On this the 2nd day of June, 1997, personally appeared Angela S. Harris, as Loan Closing Officer of Barnett Bank, N.A., a national banking association ("Barnett"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank of Florida, N.A., Barnett, Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of Barnett.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Sandra H. Taylor
                                   ---------------------------------------------
                                   Signature of Notary Public, State of Georgia


                                   /s/ Sandra H. Taylor
                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known  X  ; OR Produced
                                                    ---
                                   identification ____
                                   Type of identification produced:-------------

                                   ---------------------------------------------

                                   (Notary Seal)    Notary Public Glynn County
                                                    Georgia
                                                    My Commission Expires June
                                                    27, 1999,

                        OUT OF STATE CLOSING AFFIDAVIT

STATE OF GEORGIA
COUNTY OF GLYNN

        Before me, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared Angela S. Harris, the Loan Closing Officer of Barnett Bank of Southeast Georgia, N.A., ("Agent"), who, being by me first duly sworn, stated:

        1. The Agent is the duly authorized agent of Barnett Bank, N.A., Central Florida ("Barnett") for the purposes of accepting delivery of a certain Second Amended and Restated Revolving Credit and Line of Credit Agreement by and among Rotech Medical Corporation ("Borrower"); SunTrust Bank, Central Florida, National Association; NationsBank of Florida, N.A; Barnett Bank, N.A.; Bank of America, FSB; AmSouth Bank; Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland" New York Branch; The Sumitomo Bank, Limited; Mellon Bank, N.A.; and Bank One Kentucky, N.A. (collectively, the "Lenders") and SunTrust, as Agent for the Lenders (the "Agreement")

        2. Agent has this day received delivery of the Agreement in Glynn County, Georgia.

           DATED this 2nd day of June, 1997.

                                     Barnett Bank of Southeast Georgia, N.A.

                                                    Angela S. Harris
                                              ----------------------------------
                                        Print Name: /s/ Angela S. Harris
                                                    ----------------------------

Sworn to and subscribed before me this
2nd day of June, 1997

/s/ Sandra H. Taylor
----------------------------------              [SEAL]
Notary Public
Print Name: Sandra H. Taylor
            ----------------------
State and County Aforesaid
My Commission Expires:


             Notary Public Glynn County, Georgia
             My Commission Expires June 27, 1999.

        [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
           AND LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:                         BANK OF AMERICA, FSB
Atlanta Regional Commercial Banking
1230 Peachtree Street
Suite 3600
Atlanta, Georgia  30309
                                             By: /s/ John O. Deering
                                                ----------------------------
                                             Name: John O. Deering
                                                  --------------------------
                                             Title: Vice President
                                                   -------------------------
Attn:       Mr. John Deering
            Vice President

Telecopy No.  404-815-5919
Telephone No. 404-815-5928


Payment Office:
Bank of America
141 Mission Falls Lane
Box 14096
Fremont, California  94539
Attn:  Mary Nelson

________________________________________________________________________________

Revolving Loan Commitment: $40,000,000.00

Pro Rata Share of Revolving Loan Commitment: 13.79%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF GEORGIA

COUNTY OF FULTON

     On this the 3rd day of June, 1997, personally appeared John O. Deering, as Vice President of Bank of America, FSB, a federal savings bank ("Bank of America"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank, N.A., Barnett Bank, N.A., Bank of America, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of Bank of America.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Gail P. Carroll
                                   ---------------------------------------------
                                   Signature of Notary Public, State of Georgia


                                   /s/ GAIL P. CARROLL
                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known [X] ; OR Produced
                                                    ---
                                   identification ____
                                   Type of identification produced:-------------

                                   ---------------------------------------------

                                        (Notary Seal)

        [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
           AND LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:                         AMSOUTH BANK OF FLORIDA

65 North Orange Avenue
Post Office Box 588001
Orlando, Florida  32858                      By: /s/ Joseph M. Rusnic
                                                -----------------------------
                                             Name: Joseph M. Rusnic
                                                  ---------------------------
                                             Title: Senior Vice President
                                                   --------------------------
Attn:  Mr. Tony Stiffler
       Vice President - Commercial Banking

Telecopy No.  407-246-8946, Ext. 248
Telephone No. 407-649-8441


Payment Office:

65 North Orange Avenue
Orlando, Florida  32801



________________________________________________________________________________

Revolving Loan Commitment: $25,000,000.00

Pro Rata Share of Revolving Loan Commitment: 8.62%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF ALABAMA

COUNTY OF JEFFERSON

     On this the 29 day of May, 1997, personally appeared JOSEPH M. RUSNIC, as SENIOR VICE PRESIDENT of AmSouth Bank of Florida, a ALABAMA banking corporation ("AmSouth"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank of Florida, N.A., Barnett Bank of Central Florida, N.A., Bank of America, FSB, AmSouth, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of AmSouth.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Nancy C. Parsons
                                   ---------------------------------------------
                                   Signature of Notary Public, State of Alabama


                                   /s/ NANCY C. PARSONS
                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known [X] ; OR Produced
                                                    ---
                                   identification ____
                                   Type of identification produced:-------------

                                   ---------------------------------------------

                                        (Notary Seal)

      [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND
             LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices                          COOPERATIEVE CENTRALE
of Advances, payments, etc.                  RAIFFEISEN-BOERENLEENBANK
under Article IV:                            B.A., "RABOBANK NEDERLAND",
                                             NEW YORK BRANCH

245 Park Avenue
39th Floor
New York, NY  10167                          By: /s/ W. Jeffrey Vollack
                                                -----------------------------
                                             Name: W. Jeffrey Vollack
                                                  ---------------------------
Attn:  Debra Rivers,                         Title: Vice President Manager
                                                   --------------------------
       Customer Service Rep.

Telecopy No. 212-916-7930
Telephone No. 212-916-7845                   By: /s/ Ian Reece
                                                -----------------------------
                                             Name: Ian Reece
                                                  ---------------------------
                                             Title: Senior Credit Officer
                                                   --------------------------
Address for Other Notices
under Articles VII and VIII, etc.:

One Atlantic Center
Suite 3450
1201 W. Peachtree Street
Atlanta, GA  30308-3400

Attn:  Terrell Boyle,
       Vice President

Telecopy No.  404-877-9150
Telephone No. 404-877-9106


Payment Office:
245 Park Avenue, 39th Floor
New York, NY  10167

________________________________________________________________________________

Revolving Loan Commitment: $20,000,000.00

Pro Rata Share of Revolving Loan Commitment: 6.90%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF NEW YORK

COUNTY OF NEW YORK

     On this the 2nd day of June, 1997, personally appeared W. JEFFREY VOLLACK and IAN REECE, as VICE PRESIDENT, MGR. and VICE PRESIDENT, SENIOR CREDIT, MGR, respectively, of Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, a Dutch banking corporation ("Rabobank"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank of Florida, N.A., Barnett Bank of Central Florida, N.A., Bank of America, FSB, AmSouth Bank of Florida, Rabobank, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of Rabobank.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Diana Wong
                                   ---------------------------------------------
                                   Signature of Notary Public, State of New York


                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known [X]; OR Produced
                                                    ---
                                   identification ____
                                   Type of identification produced:_____________

                                   ---------------------------------------------

                                        (Notary Seal)

        [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
           AND LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:                         THE SUMITOMO BANK, LIMITED
Tampa Representative Office
100 South Ashley Drive,
Suite 1780
Tampa, Florida  33602                        By: /s/ Brian M. Smith
                                                -----------------------------
                                             Name: Brian M. Smith
                                                  ---------------------------
                                             Title: Senior Vice President
                                                   --------------------------
Attn:  Mr. Allen L. Harvell, Jr.
       Vice President and Manager,
         U.S. Commercial Banking
          Department                         By: /s/ Jeffrey Frost
                                                -----------------------------
                                             Name: Jeffrey Frost
                                                  ---------------------------
Telecopy No.  813-229-6006                   Title: Vice Presidents
                                                   --------------------------
Telephone No. 813-229-6372


Payment Office:
Chicago Administration Center
233 South Wacker Drive, Suite 5400
Chicago, IL  60606
Attn:  Vice President and Manager


________________________________________________________________________________

Revolving Loan Commitment: $15,000,000.00

Pro Rata Share of Revolving Loan Commitment: 5.17%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF NEW YORK

COUNTY OF NEW YORK

     On this the 30th day of May, 1997, personally appeared Brian M. Smith and Jeffrey Frost, as Senior Vice President and Vice President, respecively, of The Sumitomo Bank, Limited, a Japanese banking corporation ("Sumitomo"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank of Florida, N.A., Barnett Bank of Central Florida, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, Sumitomo, Mellon Bank, N.A. and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of Sumitomo.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Alisa M. Hardy
                                   ---------------------------------------------
                                   Signature of Notary Public, State of New York


                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known ____; OR Produced
                                   identification [X]
                                                  ---
                                   Type of identification produced: Driver's
                                                                    ------------
                                   Licenses
                                   ---------------------------------------------

                                        (Notary Seal)

   [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND LINE
               OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:                         MELLON BANK, N.A.

Two Mellon Bank Center
Room 152-0270
Pittsburgh, Pennsylvania  15259              By: /s/ Marsha Wicker
                                                -----------------------------
                                             Name: Marsha Wicker
                                                  ---------------------------
                                             Title: V.P.
                                                   --------------------------
Attn:  Ms. Marsha Wicker
       Vice President

Telecopy No.  412-234-9010
Telephone No. 412-234-3594


Payment Office:
THREE MELLON BANK CENTER
Room 153-2332
PittsBurgh Pa 15259


________________________________________________________________________________

Revolving Loan Commitment: $15,000,000.00

Pro Rata Share of Revolving Loan Commitment: 5.17%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF PENNSYLVANIA

COUNTY OF ALLEGHENY

     On this the 2nd day of June, 1997, personally appeared Marsha Wicker, as Vice President of Mellon Bank, N.A., a national banking association ("Mellon"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank of Florida, N.A., Barnett Bank of Central Florida, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon and Bank One Kentucky, N.A. (collectively, the "Lenders"), as the Lenders, on behalf of Rabobank.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Theresa L. Toncich
                                   ---------------------------------------------
                                   Signature of Notary Public, State of
                                   Pennsylvania

                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known X ; OR Produced
                                   identification ____
                                   Type of identification produced:-------------

                                   ---------------------------------------------


                                        (Notary Seal)

        [SIGNATURE PAGE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
           AND LINE OF CREDIT AGREEMENT BETWEEN SUNTRUST, AS AGENT,
                        AND ROTECH MEDICAL CORPORATION]



Address for Notices:                         BANK ONE KENTUCKY, N.A.

416 West Jefferson Street
Louisvile, Kentucky  40202                   By: /s/ Todd D. Munson
                                                -----------------------------
                                             Name: Todd D. Munson
                                                  ---------------------------
                                             Title: SR. Vice President
                                                   --------------------------
Attn:  Mr. Todd D. Munson
       Senior Vice President


Telecopy No.  502-566-2367
Telephone No. 502-566-2640


Payment Office:
Attn: Cathy Harris
(502) 566-8146
--------------------------


________________________________________________________________________________

Revolving Loan Commitment: $10,000,000.00

Pro Rata Share of Revolving Loan Commitment: 3.45%

Line of Credit Commitment: -0-

Pro Rata Share of Line of Credit Commitment: 0%

                                ACKNOWLEDGMENT
                                --------------

STATE OF KENTUCKY ???????????
                  -----------

COUNTY OF JEFFERSON

     On this the 3rd day of June, 1997, personally appeared ??????????? as ????????????? of Bank One Kentucky, N.A., a national banking association ("Bank One"), and before me, executed that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation, as the Borrower and SunTrust Bank, Central Florida, National Association individually and as Agent, NationsBank of Florida, N.A., Barnett Bank of Central Florida, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One (collectively, the "Lenders"), as the Lenders, on behalf of Bank One.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                   /s/ Kathy P. Harris
                                   ---------------------------------------------
                                   Signature of Notary Public, State of Kentucky

                                         Notary Public, State at Large KY
                                        My commission expires July 5, 1998
                                   ---------------------------------------------
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known X; OR Produced
                                   identification ____
                                   Type of identification
                                   produced:------------------------------------

                                   ---------------------------------------------


                                        (Notary Seal)

                      AFFIDAVIT OF OUT-OF-STATE DELIVERY
                      ----------------------------------


STATE OF GEORGIA

COUNTY OF FULTON


     I, Janet P. Sammons being first duly sworn, upon my oath, depose and say:

     1. That I am a/ Vice President of SunTrust Bank, Central Florida, National Association ("SunTrust").

     2. That on the 3rd day of June, 1997, I witnessed the execution by the Borrower (as hereinafter defined) of that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement") dated June 3, 1997 by and among RoTech Medical Corporation as the Borrower (the "Borrower") and SunTrust, individually and as Agent, NationsBank, N.A., Barnett Bank, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A., and Bank One Kentucky, N.A. (collectively, the "Lenders") as the Lenders.

     3. That execution of the Credit Agreement took place in the City of Atlanta, State of Georgia.

     4. That I received by Federal Express or hand delivery, as the case may be, original, executed Signature Pages to the Credit Agreement from each of the Lenders except SunTrust.

     5. That I accepted delivery of the Credit Agreement, including the Signature Pages, on behalf of the Lenders in Atlanta, Georgia.


                                                 Janet P. Sammons
                                                 -----------------------------
                                                 Name: /s/ Janet P. Sammons
                                                       -----------------------
                                                 Title: V.P.
                                                        ----------------------

  Sworn to and subscribed before me this 3rd day of June, 1997.
                                         ---

                                               /s/ Tonya Adams
                             -------------------------------------------------
                               Signature of Notary Public, State of Georgia

                             -------------------------------------------------
                             Stamp, Type or Print Commissioned Name of Notary Public Personally Know: X ; or Produced
                                                    ---
                             Indentification:_________________________________
                             Type of Identification:__________________________

                                         (NOTARIAL SEAL)

                             SCHEDULE OF EXHIBITS
                             --------------------


Exhibit A                    Form of Assignment and Acceptance
Exhibit B                    Copy of Existing Subsidiary Guaranty Agreement,
                             together with First Supplement thereto
Exhibit C                    Copy of Existing Contribution Agreement, together
                             with First Supplement thereto
Exhibit D                    Form of Line of Credit Note
Exhibit E                    Form of Revolving Credit Note
Exhibit F                    Form of Closing Certificate
Exhibit G                    Form of Opinion of Borrower's Counsel
Exhibit H                    Form of Joinder to this Agreement
Exhibit I                    Form of Supplement to Subsidiary Guaranty Agreement

Exhibit J                    Form of Negative Pledge
Exhibit K                    Form of Supplement to Contribution Agreement

Exhibit L                    Description of Redeemable Common Stock

                                  EXHIBIT "A"

                       FORM OF ASSIGNMENT AND ACCEPTANCE
                       ---------------------------------

     Reference is made to that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as may be amended, modified or supplemented to the date hereof, the "Credit Agreement"), among ROTECH MEDICAL CORPORATION, as Borrower, the lenders listed on the signature pages thereof ("Lenders"), and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

     1. Assignor (as identified below) hereby sells and assigns to Assignee (as identified below), without recourse against Assignor, and Assignee hereby purchases and assumes from Assignor, without recourse against Assignor, effective as of the Effective Date hereinafter set forth, the interests set forth below (collectively, the "Assigned Interest"), in Assignor's rights and obligations under the Credit Agreement, including without limitation, the below specified Revolving Loan Commitment of Assignor on the Effective Date, and the below specified Revolving Loans owing to Assignor that are outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date, and the amount (if any) set forth below of the fees referred to in Section 2.8 and Section 4.5(b) of the Credit Agreement accrued to the Effective Date for the account of Assignor. From and after the Effective Date, (a) Assignee shall be a party to and be bound by the provisions of the Credit Agreement, and to the extent of the interest assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Credit Documents (except for any such obligations that are due and payable on, or that become due and payable before, the effectiveness of this Assignment and Acceptance), and (b) Assignor shall, to the extent of its interest assigned by this Assignment and Acceptance and otherwise to the extent set forth in the foregoing clause (a), relinquish its rights and be released from its obligations under the Credit Agreement and the Credit Documents.

     2. Each of the Assignor and the Assignee represents, warrants and agrees to and with the other and the Agent as follows: (a) Assignor warrants that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and that its

          Revolving Loan Commitment and the outstanding balances of its Loans under such Facility, without giving effect to assignments thereof which have not become effective, are as set forth below, (b) except as set forth in (a), Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Credit Document or any instrument or documents furnished pursuant thereto, or the financial condition of the Borrower or any other Credit Party of any of its obligations under the Credit Documents; (c) the Assignee represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (d) Assignee confirms that it has received a copy of the Credit Agreement, such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (e) Assignee agrees that it will perform its obligations as a Lender under the Credit Documents as required by the terms thereof; and (f) Assignee appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms of the Credit Documents and as are reasonably incidental thereto.

     3. This Assignment and Acceptance is being delivered to the Agent, together with (a) the Notes evidencing the Loans included in the Assigned Interest, and (b) a copy of the Assignment and Acceptance after it is duly executed by each of the Assignee and the Assignor.

     4. This Assignment shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflict of laws principles thereof.

Date of Assignment:


Legal Name of Assignor:


Legal Name of Assignee:

Assignee's Address (Including Telex and Telecopy Numbers) for Notices:



Assignee's Lending Office:

Effective Date of Assignment (may not be fewer than five (5)
Business Days after the date of the Assignment):

REVOLVING LOANS ASSIGNED:
                                                            Percentage of
                                   Principal Amount         Commitment
Facility                               Assigned             Assigned
--------                           ----------------         --------

Revolving Loan                          $                   %
Facility


Immediately after giving effect to this Assignment:

     The aggregate amount of the Revolving Loan Commitment of Assignor is $_____________________.

     The aggregate amount of the Revolving Loan Commitment of Assignee is $_____________________.


[NAME OF ASSIGNOR]


By:_____________________________
   Name:
   Title:
   As Assignor



[NAME OF ASSIGNEE]


By:_____________________________
   Name:
   Title:
   As Assignee

CONSENTED TO:

SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION


By:_____________________________________
   Name:
   Title:
   As Agent


ROTECH MEDICAL CORPORATION


By:_____________________________________
   Name:
   Title:
   As Borrower

                                  EXHIBIT "B"

                         SUBSIDIARY GUARANTY AGREEMENT
                         -----------------------------

                                 See Attached.

                                  EXHIBIT "C"

                            CONTRIBUTION AGREEMENT
                            ----------------------

                                 See Attached.

                                  EXHIBIT "D"
                                  -----------

                              LINE OF CREDIT NOTE
                              -------------------


June 3, 1997                                                   $10,000,000.00
                                                    ____________, ___________


     FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association (the "Bank") at the principal office of the Bank at 200 South Orange Avenue, Orlando, Florida 32801, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described) or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

     In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its main office in Orlando, Florida.

     This Line of Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

     Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this

Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

     Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

     Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

     Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

     Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

     PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

     Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.


                                   ROTECH MEDICAL CORPORATION



                                   By:________________________________
                                      Name:___________________________
                                      Title:__________________________

                                ACKNOWLEDGMENT
                                --------------


STATE OF GEORGIA
COUNTY OF FULTON


     On this the ____ day of June, 1997 personally appeared _______________, the ______________ of Rotech Medical Corporation, a Florida corporation, and before me, executed the foregoing Line of Credit Note of even date in the principal amount of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00), payable to SunTrust Bank, Central Florida, National Assoc iation.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                    _____________________________________________
                    Signature of Notary Public, State of Georgia

                    _____________________________________________
                    (Print, Type or Stamp Commissioned Name of Notary Public) Personally known ____; OR Produced identification ____ Type of identification produced:_________________________
                    _________________________________________________________

                              (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                              LINE OF CREDIT NOTE

============================================================================================================================
                                                                                      Unpaid
                                                                  Amount of          Principal
                          Amount of                                Advance           Amount of              Notation
Date      Due Date        Advance           Interest Rate          Repaid             Advance               Made by
============================================================================================================================
----------------------------------------------------------------------------------------------------------------------------

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

                                  EXHIBIT "E"
                                  -----------

                             REVOLVING CREDIT NOTE
                             ---------------------

June 3, 1997                                          $ ________________
                                            ____________, ______________

          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of ___________________, a ______________, (the "Bank") at the principal office of the Bank at _________________ _________________________________, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of ____________________________ ($_________) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its main office in ____________, ___________.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          Executed under hand and seal of the Borrower as of the day and year first above written on this ____ day of __________, 1997.


                                        ROTECH MEDICAL CORPORATION

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

                                ACKNOWLEDGMENT
                                --------------

STATE OF ____________)
COUNTY OF ___________)

     On this the ____ day of ___________, 1997, personally appeared ______________________________, the ______________________ of Rotech Medical
Corporation, a Florida corporation, and before me, executed this Revolving Credit Note in the principal amount of ____________________________________
($_____________), payable to _________________.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                   _____________________________________________
                                   Signature of Notary Public, State of ________

                                   _____________________________________________
                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known ____; OR Produced
                                   identification ____
                                   Type of identification produced:_____________
                                   _____________________________________________


                                        (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                               AT THE BASE RATE


============================================================================================================================
                                                                              Unpaid
                                                                             Principal
                                                      Amount of           Bearing Interest
                                  Amount of            Advance              at the Above-                Notation
Date           Due Date            Advance             Repaid              Referenced Rate               Made by
============================================================================================================================
----------------------------------------------------------------------------------------------------------------------------

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============================================================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (1 MONTH)


============================================================================================================================
                                                                              Unpaid
                                                                             Principal
                                                      Amount of           Bearing Interest
                                  Amount of            Advance              at the Above-                Notation
Date           Due Date            Advance             Repaid              Referenced Rate               Made by
============================================================================================================================

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============================================================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (2 MONTHS)

============================================================================================================================
                                                                              Unpaid
                                                                             Principal
                                                      Amount of           Bearing Interest
                                  Amount of            Advance              at the Above-                Notation
Date           Due Date            Advance             Repaid              Referenced Rate               Made by
============================================================================================================================

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============================================================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (3 MONTHS)


============================================================================================================================
                                                                              Unpaid
                                                                             Principal
                                                      Amount of           Bearing Interest
                                  Amount of            Advance              at the Above-                Notation
Date           Due Date            Advance             Repaid              Referenced Rate               Made by
============================================================================================================================

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============================================================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (6 MONTHS)

============================================================================================================================
                                                                              Unpaid
                                                                             Principal
                                                      Amount of           Bearing Interest
                                  Amount of            Advance              at the Above-                Notation
Date           Due Date            Advance             Repaid              Referenced Rate               Made by
============================================================================================================================

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

                                  EXHIBIT "F"
                                  -----------

                                    FORM OF
                              CLOSING CERTIFICATE
                              -------------------

          Pursuant to Section 5.1 of the Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (the "Credit Agreement") among ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent, and the other Lenders at any time and lending institutions listed on the signature pages thereto, the undersigned in their respective capacities as officers, directors, or authorized signatories of the Borrower and each Material Subsidiary hereby certify to the Lenders and the Agent as follows (capitalized terms used herein having the same meanings as assigned to such terms in the Credit Agreement):

     1. All representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

     2. After giving effect to the Loans to be made to the Borrower pursuant to the Credit Agreement on the date hereof, no Default or Event of Default has occurred and is continuing and no condition, event, act or omission which, with the giving of notice or the lapse of time or both, would constitute a Default or Event of Default which under the Credit Agreement or any other Credit Documents has occurred and is continuing or exists as of the date hereof.

     3. As of the date hereof, the Borrower and each Material Subsidiary has complied with all its duties and obligations and all of the conditions set forth in the Credit Agreement and each of the other Credit Documents executed by each of them, in connection with the Credit Agreement.

     4. Since the date of the audited financial statements of the Consolidated Companies described in Section 6.3 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

     5. Except as may be described on Schedule 6.5 of the Credit Agreement, no action or proceeding has been instituted or is pending before any court or other governmental authority, or, to the knowledge of the Borrower, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its businesses or assets, where such portion or portions of such businesses or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies.

     6. The Loans to be made on the date hereof are being used solely for the purposes provided in the Credit Agreement, and such Loans and use of proceeds thereof will not contravene, violate or conflict with, or involve the Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority, applicable to the Borrower.

     7. The conditions precedent set forth in Sections 5.1 and 5.2 of the Credit Agreement have been or will be satisfied (or have been waived pursuant to the terms of the Credit Agreement) prior to or concurrently with the making of the Loans under the Credit Agreement on the date hereof.

     8. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations.

     9. Each of the Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. No consents or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

     This Certificate executed and delivered on behalf of the Borrower and the Material Subsidiaries this 3rd day of June, 1997.

ATTEST                                       ROTECH MEDICAL CORPORATION


___________________________                  By:___________________________
William A. Walker II,                           Stephen P. Griggs,
Secretary                                       President


     (CORPORATE SEAL)

                                             AS OFFICERS, DIRECTORS AND/OR
                                             AUTHORIZED SIGNATORIES OF EACH
                                             OF THE MATERIAL SUBSIDIARIES:
ATTEST

_______________________________              By:__________________________
Stephen P. Griggs,                              Rebecca R. Irish,
President or Vice President                     Treasurer

                                  EXHIBIT "G"
                                 -----------

                     FORM OF OPINION OF BORROWER'S COUNSEL
                     -------------------------------------


                      [LETTERHEAD OF BORROWER'S COUNSEL]


                                 June 3, 1997



To: SunTrust Bank, Central Florida, National Association, as Agent and each of the Lenders (the "Lenders") who are parties to the Credit Agreement referenced below, and each assignee thereof that becomes a "Lender" as provided therein

     Re: Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997, among Rotech Medical Corporation (and joined in by its subsidiaries), SunTrust Bank, Central Florida, National Association ("SunTrust"), NationsBank, N.A., Barnett Bank, N.A., Bank of America, FSB, AmSouth Bank of Florida, Cooperateive Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, The Sumitomo Bank, Limited, Mellon Bank, N.A. and Bank One Kentucky, N.A., individually, and SunTrust, as Agent for the Lenders thereunder (the "Amended Credit Agreement")

Ladies and Gentlemen:

     We have acted as counsel for RoTech Medical Corporation, a Florida corporation (the "Borrower"), and its subsidiaries set forth in Exhibit "A" (collectively known as the "Subsidiaries" and individually known as a "Subsidiary"), in connection with the modification and increase of certain loan facilities (the "Loans") made available by the Lenders to the Borrower pursuant to that certain Amended Revolving Credit and Line of Credit Agreement (the "Existing Credit Agreement") dated as of June 4, 1996 entered into by and among the Borrower and the Lenders and joined in by the Subsidiaries, and the increase thereof by $100,000,000 to the maximum aggregate principal amount of $300,000,000 pursuant to the above-referenced Amended Credit Agreement.

     This opinion is furnished to you pursuant to Section 5.1 of the Amended Credit Agreement. Unless the context clearly requires otherwise, all capitalized terms used but not defined herein that are used or defined in the Amended Credit Agreement are used herein as so used or defined therein.

     We previously acted as counsel for the Borrower and the Subsidiaries in connection with the closing of the original Loans as of December 29, 1995 and the increase and amendment thereof as

SunTrust Bank, Central Florida, National Association
[Date]
Page 2

____________________________________________________


of June 4, 1996. In such capacity, we have previously executed and delivered in favor of the Bank opinions of counsel dated as of December 29, 1995 and as of June 4, 1996 (the "Prior Opinion Letters").

     In our capacity as counsel to the Borrower and the Subsidiaries, we have examined, among other things, originals or copies certified to our satisfaction as being true copies of the following documents required to be delivered in connection with the increase and modification of the Loans and the Amended Credit Agreement (hereinafter collectively referred to as the "Second Amended Credit Documents"):


     1. Revolving Credit Note in the face amount of $65,000,000 executed by the Borrower in favor of SunTrust Bank, Central Florida, National Association, dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     2. Revolving Credit Note in the face amount of $50,000,000 executed by the Borrower in favor of NationsBank, N.A., dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     3. Revolving Credit Note in the face amount of $50,000,000 executed by the Borrower in favor of Barnett Bank, N.A., dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     4. Revolving Credit Note in the face amount of $40,000,000 executed by the Borrower in favor of Bank of America, FSB, dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     5. Revolving Credit Note in the face amount of $25,000,000 executed by the Borrower in favor of AmSouth Bank of Florida, dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     6. Revolving Credit Note in the face amount of $20,000,000 executed by the Borrower in favor of Cooperateive Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

SunTrust Bank, Central Florida, National Association
[Date]
Page 3

____________________________________________________


     7. Revolving Credit Note in the face amount of $15,000,000 executed by the Borrower in favor of The Sumitomo Bank, Limited, dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     8. Revolving Credit Note in the face amount of $15,000,000 executed by the Borrower in favor of Mellon Bank, N.A., dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     9. Revolving Credit Note in the face amount of $10,000,000 executed by the Borrower in favor of Bank One Kentucky, N.A., dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     10. Line of Credit Note in the face amount of $10,000,000.00 executed by the Borrower in favor of SunTrust Bank, Central Florida, National Association dated June 3, 1997 and out-of-state acknowledgment and Affidavit of Out-of-State Delivery;

     11.  The Amended Credit Agreement;

     12. Second Supplement to Subsidiary Guaranty Agreement dated June 3, 1997, made by the Borrower's Subsidiaries acquired or formed since the date of the Existing Credit Agreement (the "Additional Subsidiaries");

     13. Second Supplement to Contribution Agreement dated June 3, 1997, made by the Additional Subsidiaries;

     14.  Certificate of the Secretary of the Borrower dated June 3, 1997;

     15. Certificate of the Secretary of each of the Additional Subsidiaries dated June 3, 1997;

     16. Closing Certificate of the Borrower and the Material Subsidiaries dated June 3, 1997; and

     17. Agreement Not to Sell or Encumber Assets dated June 3, 1997, made by the Additional Subsidiaries.


     We have also reviewed the Credit Documents and the Amended Credit Documents (as defined in the Prior Opinion Letters). The Second Amended Credit Documents, the Amended Credit Documents and

SunTrust Bank, Central Florida, National Association
[Date]
Page 4

____________________________________________________


the Credit Documents are hereinafter collectively referred to as the "Credit Documents".

     In connection with this opinion, we have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies, the accuracy of certification of public officials, governmental agencies, corporate officers and individuals and statements of fact on which we are relying and all other matters stated as having been assumed in the Prior Opinion Letter. Furthermore, we have examined such corporate documents and records of the Borrower and the Subsidiaries, certificates and records of public officials and other documents and records and received such information and certificates from officers and representatives of the Borrower and the Subsidiaries and made such investigations of law as we have deemed necessary or appropriate for the purposes of this opinion.

     Based and relying solely upon the foregoing, and subject to the qualifications and assumptions stated in this letter, we are of the opinion that:

     1. The Borrower and any Subsidiary listed on Exhibit "A" which has an "M" noted to the left of the name of such Subsidiary (collectively known as the "Material Subsidiaries") are corporations duly formed and validly existing under the laws of the States of their incorporation. For Subsidiaries other than the Material Subsidiaries (collectively known as the "Non-Material Subsidiaries"), we have no knowledge that any of the Non-Material Subsidiaries are not duly formed nor validly existing under the laws of the States of their incorporation, nor have we been informed by the Borrower, after making inquiry of the Borrower, that any of the Non-Material Subsidiaries are not duly formed nor validly existing as of the date of this letter.

     2. The Borrower and the Subsidiaries have full corporate powers, rights, authority and legal rights to enter into, execute and deliver, and to be bound by and perform their obligations under the Credit Documents to which they are parties.

     3. The execution and delivery by the Borrower and the Subsidiaries of the Credit Documents to which they are a party and the consummation of the transactions contemplated by the provisions thereof, have each been duly authorized by all necessary corporate action on the part of the Borrower and the Subsidiaries. No authorization, consent, approval, license or declaration or filing

SunTrust Bank, Central Florida, National Association
[Date]
Page 5

____________________________________________________


with any court or governmental department, commission, board, bureau, agency or instrumentality is required in connection with the execution and delivery of the Credit Documents by the Borrower and the Subsidiaries or the consummation by the Borrower and the Subsidiaries of the transactions therein contemplated.

     4. The individuals executing the Credit Documents on behalf of the Borrower and the Subsidiaries have the required power and authority to do so on behalf of the entities for which they are signing.

     5. Neither the execution and delivery by the Borrower or the Subsidiaries of the Credit Documents to which the Borrower or the Subsidiaries are parties and which are required to be delivered in connection therewith nor the consummation by the Borrower or the Subsidiaries of the transactions therein contemplated nor the compliance by the Borrower or the Subsidiaries with the terms, conditions and provisions thereof will (a) conflict with or result in a breach of any of the terms, conditions or provisions of the (i) articles of incorporation or by-laws of the Borrower or the Subsidiaries or (ii) any applicable law or governmental ordinance, statute, rule or regulation or (iii) any order, writ, injunction or decree of any court or governmental instrumentality or (iv) to the best of our knowledge, any material agreement, indenture or instrument to which the Borrower or the Subsidiaries are parties or by which they or any of their properties are bound or to which they or any of their respective properties are subject or constitute a default thereunder or
(b) to the best of our knowledge, result in the creation or imposition of any Lien on any of the properties or revenues of the Borrower or the Subsidiaries.

     6. The Credit Documents have been duly executed and delivered by the Borrower and the Subsidiaries and, subject to the limitations and qualifications set forth herein, constitute legal, valid and binding obligations of the parties executing same under the laws of Florida, enforceable in accordance with their respective terms, except as the enforceability of any of the foregoing may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles affecting the enforcement of creditors' rights generally or by laws or judicial decisions limiting such enforceability.

     7. To the best of our knowledge, there are no actions, suits or proceedings against or affecting the Borrower, any of the Subsidiaries, either pending or threatened, involving the validity or enforceability of the Credit Documents. Neither the Borrower

SunTrust Bank, Central Florida, National Association
[Date]
Page 6

____________________________________________________


nor any of the Subsidiaries are, to the best of our knowledge, in default under any other material agreement which would be a default under any of the Credit Documents. Further, neither the Borrower nor any of the Subsidiaries are, to the best of our knowledge, in default with respect to any order, writ, judgment, injunction, decree or demand of any court or any governmental authority.

     We are licensed to practice law only in the State of Florida. Accordingly, the foregoing opinion applies only insofar as the laws of the State of Florida. We express no opinion with respect to the laws of any other jurisdiction.

     This opinion is furnished solely for your benefit and the benefit of your counsel, and may not be relied upon by any other person or entity or for any other purpose without the express written permission of the undersigned.

                                 Very truly yours,

                                 WINDERWEEDLE, HAINES, WARD &
                                 WOODMAN, P.A.

                                  EXHIBIT "H"

                        FORM OF JOINDER BY SUBSIDIARIES
                        -------------------------------

                             JOINDER BY SUBSIDIARY
                             ---------------------

     The undersigned, being and constituting a Subsidiary of RoTech Medical Corporation ("RoTech"), does hereby join in and agree to be bound by all provisions applicable to such Subsidiary of that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Credit Agreement"), dated as of June 3, 1997, by and between SunTrust Bank, Central Florida, National Association, individually and as Agent (the "Agent"), and the other Lenders from time to time parties thereto and RoTech with joinder by all existing Subsidiaries of RoTech.

     The undersigned Subsidiary of RoTech hereby agrees to execute and deliver to the Agent a Supplement to Guaranty Agreement in the form of Exhibit I to the
                                                               ---------
Credit Agreement, a Supplement to Contribution Agreement in the form of Exhibit
                                                                        -------
K to the Credit Agreement and a Negative Pledge, in the form of Exhibit J to the
-                                                               ---------
Credit Agreement.

     Dated this _______ day of ____________, 199_.


ATTEST


____________________________       By:______________________________
Name:_______________________          Name:_________________________
Title:______________________          Title:________________________

  (CORPORATE SEAL)

                                  EXHIBIT "I"



                                    FORM OF
                                 SUPPLEMENT TO
                         SUBSIDIARY GUARANTY AGREEMENT
                         -----------------------------


          THIS SUPPLEMENT TO SUBSIDIARY GUARANTY AGREEMENT (this "Supplement"), dated as of _________________, 199_, made by _______________________, a
___________ corporation (whether one or more, collectively, the "Additional Guarantor"), in favor of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for Lenders at any time parties to the Credit Agreement (as hereinafter defined) (the "Agent") and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"; the Lenders and the Agent being collectively referred to herein as the "Guaranteed Parties").


                             W I T N E S S E T H:
                             --------------------


          WHEREAS, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), the Lenders and the Agent are parties to a Revolving Credit and Line of Credit Agreement, dated as of December 29, 1995, as amended and restated in its entirety by an Amended and Restated Revolving Credit and Line of Credit Agreement, dated as of June 4, 1996 and as further amended and restated in its entirety by a Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have made commitments to make loans to the Borrower;

          WHEREAS, certain Subsidiaries (the "Subsidiary Guarantors") of the Borrower have executed and delivered a Subsidiary Guaranty Agreement dated as of December 29, 1995, as supplemented by a First Supplement dated as of June 4, 1996 (as supplemented, the "Subsidiary Guaranty") pursuant to which the Subsidiary Guarantors have agreed to guarantee all of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement);

          WHEREAS, the Borrower, the Subsidiary Guarantors and the Additional Guarantor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Borrower provides certain centralized financial, accounting and management services to the Additional Guarantor; the making of the loans will facilitate expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Additional Guarantor; and by virtue of intercompany advances and loans, the financial accommodations to the Borrower under the Credit Agreement shall inure to the direct and material benefit of the Additional Guarantor; and

          WHEREAS, it is a condition subsequent to the Lenders' obligation to make loans to the Borrower under the Credit Agreement that the Additional Guarantor execute and deliver to the Agent this Supplement, and the Additional Guarantor desires to execute and deliver this Supplement to satisfy such condition subsequent;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans to the Borrower under the Credit Agreement, the Additional Guarantor hereby agrees as follows:

     I.   DEFINED TERMS.  Capitalized terms not otherwise defined herein which
          -------------
are used in the Subsidiary Guaranty are used herein with the meanings given to such terms in the Subsidiary Guaranty and any capitalized terms not otherwise defined herein which are used in the Credit Agreement are used herein with the meanings given to such terms in the Credit Agreement.

     II.  ADDITIONAL GUARANTOR.  The Additional Guarantor agrees that it shall
          --------------------
be and become a Guarantor for all purposes of the Subsidiary Guaranty and shall be fully liable thereunder to the Agent and the other Guaranteed Parties to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Subsidiary Guaranty. Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the guaranties made by the Subsidiary Guarantors under the Subsidiary Guaranty), irrevocably and unconditionally, guarantees the punctual and full payment when due, whether at stated maturity by acceleration or otherwise, of all Loans and all other Obligations owing by the Borrower to the Lenders and the Agent, or any of them, jointly or severally, under the Credit Agreement, the Notes and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees actually incurred and reasonable out-of-pocket expenses whether suit be brought or not, including reasonable attorneys' fees, costs and expenses if an appeal is taken) incurred by the Agent or any other Guaranteed Party in enforcing any rights under the Subsidiary Guaranty (as supplemented hereby), subject, however, to the limitations expressly provided in the Subsidiary Guaranty in Section 15 thereof. All references in the Subsidiary Guaranty to "Guarantors" or any "Guarantor", shall be deemed to include and to refer to the Additional Guarantor.

     III. GOVERNING LAW; SUBMISSION TO JURISDICTION; FULL FAITH AND CREDIT;
          -----------------------------------------------------------------
WAIVER OF JURY TRIAL.
--------------------

          A. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

          B. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE CIRCUIT COURT OF ORANGE COUNTY OF THE STATE OF FLORIDA OR IN THE DISTRICT COURT OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT, THE ADDITIONAL GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE AGENT OR OTHER GUARANTEED PARTIES WITH RESPECT TO THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED HERETO. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON
                                                            ---------
CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR
----------
PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SUCH AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

          C. TO THE EXTENT THAT ANY GUARANTEED PARTY OBTAINS ANY JUDGMENT AGAINST THE ADDITIONAL GUARANTOR UNDER THIS SUPPLEMENT AND THE SUBSIDIARY GUARANTY, THE ADDITIONAL GUARANTOR DOES HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST SUCH ADDITIONAL GUARANTOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF SUCH ADDITIONAL GUARANTOR, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. THE ADDITIONAL GUARANTOR HEREBY AGREES TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

          D. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADDITIONAL GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE GUARANTEED PARTIES TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER. FURTHER, GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR ANY COUNSEL FOR THE GUARANTEED PARTIES HAS REPRESENTED,

EXPRESSLY OR OTHERWISE, THAT THE GUARANTEED PARTIES WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR COUNSEL FOR THE GUARANTEED PARTIES HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

          IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to be duly executed and delivered under seal by its duly authorized officers as of the date first above written.


Address for Notices:                         ADDITIONAL GUARANTOR:
--------------------                         ---------------------

                                             ____________________________
_______________________
_______________________
_______________________                      By:_______________________________
                                                Name:__________________________
                                                Title:_________________________


                                             Attest:___________________________
                                                    Name:______________________
                                                    Title:_____________________

                                                            [CORPORATE SEAL]

                                  EXHIBIT "J"
                                  -----------

                            FORM OF NEGATIVE PLEDGE
                            -----------------------


Prepared by and Return to:
-------------------------
Charles T. Brumback, Jr., Esq.
Akerman, Senterfitt & Eidson, P.A.
P.O. Box 231
Orlando, FL 32802-0231


                   AGREEMENT NOT TO SELL OR ENCUMBER ASSETS
                   ----------------------------------------

     THIS AGREEMENT NOT TO SELL OR ENCUMBER ASSETS entered into as of the ____ day of ____________, 199__, by and between ___________________________, a
_____________ corporation, having an address of ___________________ (the
"Company") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association having its principal office at 200 S. Orange Avenue, Orlando, Florida 32801 ("SunTrust"), as agent for the Lenders at any time parties to the Credit Agreement referenced below (collectively, the "Lenders").


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Lenders have agreed to extend to ROTECH MEDICAL CORPORATION (the "Borrower") a revolving line of credit loan in the maximum aggregate principal amount of $290,000,000.00 (the "Revolving Loan"), SunTrust has agreed to act as the agent for the Revolving Loan and SunTrust has agreed to extend to the Borrower a revolving line of credit loan in the maximum principal amount of $10,000,000.00 (the "Line of Credit Loan"; and collectively with the Revolving Loan, the "Loans") pursuant to the terms and conditions set forth in a certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 by and between the Lenders and the Borrower (the "Credit Agreement"); and

     WHEREAS, as a condition of making the Revolving Loan and the Line of Credit Loan, the Lenders require that all the assets of the Company (the "Assets") be owned free and clear of all liens and encumbrances except those presently in existence and that the Assets not be sold during the term of the Credit Agreement, except in the ordinary course of business as permitted in the Credit Agreement; and

     WHEREAS, the Company has determined that it is in its best interests that the Loans be extended to the Borrower by the Lenders and that it continue to hold and not sell or encumber the Assets.

     NOW, THEREFORE, in consideration of the premises herein contained, the Company does hereby state to and agree with the Lenders as follows:

     1.   Ownership of Assets. That the Company is the owner of the Assets
          -------------------
(except assets sold in the ordinary course of business subsequent to the date of the Company's most recent financial statements hereinafter mentioned) subject to no encumbrances or liens whatsoever except for those shown on the Company's most recent audited financial statements provided to the Lenders in connection with the Loans.

     2.   Agreement Not to Sell or Encumber. That, during the term of the Credit
          ---------------------------------
Agreement (which, by definition, includes any amendments, supplements, modifications or restatements thereof), the Company shall not, without the prior written consent of the Lenders:

          a. Sell or enter into any agreement to sell the Assets, or any portion thereof except in the ordinary course of business as permitted by the Credit Agreement.

          b. Encumber, agree to encumber or permit to be encumbered in any way whatsoever the Assets, or any portion thereof.

          c. Agree or enter into any other agreement of any nature whatsoever granting to any person any interest whatsoever in the Assets, or any portion thereof.

     IN WITNESS WHEREOF, the Company has executed this Agreement Not to Sell or Encumber Assets on the day and year first above mentioned.

                                                 ______________________________
Signed, sealed and delivered
in the presence of:


______________________________                   By:___________________________
Signature of Witness                                Name:_____________________
                                                    Title:____________________
______________________________
Print Name of Witness

                                           ____________________________________
                                           ____________________________________

______________________________
Signature of Witness

______________________________                     (CORPORATE SEAL)
Print Name of Witness

STATE OF FLORIDA    )
                    )
COUNTY OF __________)

     The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ______________________ as the ________________ of
______________________, on behalf of the corporation.


               ____________________________________________________
               Signature of Notary Public, State of Florida


               _____________________________________________________
               (Print/Type/Stamp Commissioned Name of Notary Public) Personally known ____; OR Produced identification ____ Type of identification produced:_____________________

                  (Notarial Seal)

                                  EXHIBIT "K"
                                  -----------

                                    FORM OF
                     SUPPLEMENT TO CONTRIBUTION AGREEMENT
                     ------------------------------------

     SUPPLEMENT NO. __ dated as of ____________________, 199_, to the
CONTRIBUTION AGREEMENT dated as of December 29, 1995, as supplemented by First Supplement dated as of June 4, 1996 (as supplemented, the "Contribution Agreement") by and among ROTECH MEDICAL CORPORATION, a Florida corporation ("the Borrower"), each of the subsidiaries of the Borrower party thereto (together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent (the "Agent") for the Lenders parties to the Revolving Credit and Line of Credit Agreement dated as of December 29, 1995, among the Borrower, the Lenders and the Agent, as amended and restated in its entirety by the Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 4, 1996 and as further amended and restated in its entirety by the Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of JUne 3, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or the Contribution Agreement, as the case may be).

     Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make the Loans. Pursuant to Section 7.10 of the Credit Agreement, each Material Subsidiary incorporated in the United States that was not in existence or not a Material Subsidiary or incorporated in the United States on the date thereof is required to enter into the Contribution Agreement as a Guarantor upon becoming a Material Subsidiary of the Borrower incorporated in the United States. Section 14 of the Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned ("New Guarantor") is a Subsidiary of the Borrower incorporated in the United States and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans and as consideration for the Loans previously made.

     Accordingly, Agent and New Guarantor agree as follows:

     SECTION 1.  JOINDER TO CONTRIBUTION AGREEMENT.  In accordance with Section
                 ---------------------------------
14 of the Contribution Agreement, New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2.  ENFORCEABILITY.  This Supplement has been duly authorized,
                 --------------
executed and delivered by New Guarantor and constitutes a legal, valid and binding obligation of New Guarantor, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     SECTION 3.  COUNTERPARTS.  This Supplement and any amendments, waivers,
                 ------------
consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     SECTION 4.  EFFECTIVE DATE.  This Supplement shall become effective upon
                 --------------
the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by New Guarantor and Agent.

     SECTION 5.  RATIFICATION OF CONTRIBUTION AGREEMENT.  Except as expressly
                 --------------------------------------
supplemented hereby, the Contribution Agreement shall remain in full force and effect.

     SECTION 6.  CHOICE OF LAW.  THIS SUPPLEMENT SHALL BE GOVERNED BY, AND
                 -------------
SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 7.  SEVERABILITY.  In case any provision in or obligation under
                 ------------
this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 8.  NOTICES.  All communications and notices hereunder shall be in
                 -------
writing and given as provided in Section 16 of the Contribution Agreement. All communications and notices hereunder to New Guarantor shall be given to it at the address set forth under its signature.

     SECTION 9.  FEES AND EXPENSES.  New Guarantor agrees to reimburse Agent for
                 -----------------
its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for Agent, whether suit be brought or not, and all reasonable attorneys' fees, costs and expenses if an appeal is taken.

     IN WITNESS WHEREOF, New Guarantor and Agent have duly executed this Supplement to Contribution Agreement as of the day and year first above written.

                                             NEW GUARANTOR:
                                             --------------

                                             _________________________________



                                             By:______________________________
                                                Name:
                                                Title:

                                             Address: ________________________
                                             _________________________________
                                             _________________________________



                                             AGENT:
                                             ------

                                             SUNTRUST BANK, CENTRAL FLORIDA,
                                             NATIONAL ASSOCIATION, AS AGENT



                                             By:______________________________
                                                Name:
                                                Title:

                             REVOLVING CREDIT NOTE
                             ---------------------



June 3, 1997                                                     $ 65,000,000.00
                                                                Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A., a national banking association, (the "Bank") at the office of the Bank at 111 N. Orange Avenue, Suite 100M, Orlando, Florida 32801, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its office in Orlando, Florida.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          THIS REVOLVING CREDIT NOTE RENEWS AND REPLACES THAT CERTAIN REVOLVING CREDIT NOTE DATED JUNE 4, 1996 IN THE FACE AMOUNT OF $40,000,000.00 EXECUTED BY THE BORROWER IN FAVOR OF THE BANK, WHICH NOTE WAS EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAX.

          Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.


                                           ROTECH MEDICAL CORPORATION


                                           By: /s/ Rebecca R. Irish
                                              ---------------------------------
                                              Rebecca R. Irish,
                                              Treasurer

                                ACKNOWLEDGMENT
                                --------------


STATE OF GEORGIA
COUNTY OF FULTON


     On this the 3rd day of June, 1997, personally appeared Rebecca R. Irish,
                 ---
the Treasurer of Rotech Medical Corporation, a Florida corporation (the "Borrower"), and before me, executed this Revolving Credit Note in the principal amount of FIFTY MILLION AND NO/100 DOLLARS, ($50,000,000.00), payable to NATIONSBANK, N.A., on behalf of the Borrower.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                   /s/ Tonya Adams
                     --------------------------------------------
                     Signature of Notary Public, State of Georgia


                     ____________________________________________
                     (Print, Type or Stamp Commissioned Name of
                     Notary Public)
                     Personally known     ; OR Produced
                                      ----
                     identification   X
                                    -----
                     Type of identification produced: Florida Dl
                                                      ----------
                     --------------------------------------------

                                 (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                               AT THE BASE RATE

================================================================================

                                                     Unpaid
                                                    Principal
                                 Amount of       Bearing Interest
                    Amount of     Advance          at the Above-      Notation
Date    Due Date     Advance      Repaid         Referenced Rate       Made by
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (1 MONTH)

================================================================================

                                                     Unpaid
                                                    Principal
                                 Amount of       Bearing Interest
                    Amount of     Advance          at the Above-      Notation
Date    Due Date     Advance      Repaid         Referenced Rate       Made by
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (2 MONTHS)

================================================================================

                                                     Unpaid
                                                    Principal
                                 Amount of       Bearing Interest
                    Amount of     Advance          at the Above-      Notation
Date    Due Date     Advance      Repaid         Referenced Rate       Made by
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (3 MONTHS)

================================================================================

                                                     Unpaid
                                                    Principal
                                 Amount of       Bearing Interest
                    Amount of     Advance          at the Above-      Notation
Date    Due Date     Advance      Repaid         Referenced Rate       Made by
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (6 MONTHS)

================================================================================

                                                     Unpaid
                                                    Principal
                                 Amount of       Bearing Interest
                    Amount of     Advance          at the Above-      Notation
Date    Due Date     Advance      Repaid         Referenced Rate       Made by
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                      AFFIDAVIT OF OUT-OF-STATE DELIVERY
                      ----------------------------------


STATE OF GEORGIA

COUNTY OF FULTON

     I,   Janet P. Sammons, being first duly sworn, upon my oath, depose and
          ----------------
say:

     1.   That I am a/an V.P. of SunTrust Bank, Central Florida, National
                         ----
Association.

     2.   That on the 3rd day of June, 1997, I witnessed the execution of that
                      ---
certain Revolving Credit Note, dated June 3rd, 1997, in the face amount of Fifty Million and No/100 Dollars ($50,000,000.00) payable by RoTech Medical Corporation, as Maker, to NATIONSBANK, N.A., as Payee (the "Note").

     3. That execution of the Note took place in the City of Atlanta, the State of Georgia.

     4. That I accepted delivery of the Note on behalf of the Payee in Atlanta, Georgia.



                                                  /s/ Janet P. Sammons
                                                  ------------------------------
                                                  Name: Janet P. Sammons
                                                       -------------------------
                                                  Title: V.P.
                                                        ------------------------

     Subscribed and sworn before me this 3rd day of June, 1997.


                                             /s/ Tonya Adams
                             ---------------------------------------------------
                             Signature of Notary Public - State of Georgia

                             ---------------------------------------------------

                             Print, Type or Stamp Commissioned Name of Notary Public
                             Personally Known:[X] or Produced
                                              ---
                               Identification:______
                             Type of Identification:____________________________

                                (NOTARIAL SEAL)

                                                                               B

                             REVOLVING CREDIT NOTE
                             ---------------------

June 3, 1997                                                     $ 50,000,000.00
                                                                Atlanta, Georgia

          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A., a national banking association, (the "Bank") at the office of the Bank at 111 N. Orange Avenue, Suite 100M, Orlando, Florida 32801, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its office in Orlando, Florida.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          THIS REVOLVING CREDIT NOTE RENEWS AND REPLACES THAT CERTAIN REVOLVING CREDIT NOTE DATED JUNE 4, 1996 IN THE FACE AMOUNT OF $40,000,000.00 EXECUTED BY THE BORROWER IN FAVOR OF THE BANK, WHICH NOTE WAS EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAX.

          Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.

                                        ROTECH MEDICAL CORPORATION

                                        By: /s/ Rebecca R. Irish
                                           -----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                ACKNOWLEDGMENT
                                --------------

STATE OF GEORGIA
COUNTY OF FULTON

     On this the 3rd day of June, 1997, personally appeared Rebecca R. Irish, the Treasurer of Rotech Medical Corporation, a Florida corporation (the "Borrower"), and before me, executed this Revolving Credit Note in the principal amount of FIFTY MILLION AND NO/100 DOLLARS, ($50,000,000.00), payable to NATIONSBANK, N.A., on behalf of the Borrower.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ Tonya Adams
                           ---------------------------------------------
                           Signature of Notary Public, State of Georgia

                           ---------------------------------------------
                           (Print, Type or Stamp Commissioned Name of
                           Notary Public)
                           Personally known ____; OR Produced
                           identification   X
                                          -----
                           Type of identification produced: Fla. DL
                                                           ---------
                           _____________________________________________

                               (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                               AT THE BASE RATE

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           -
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (1 MONTH)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           -
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                -
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (2 MONTHS)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           _
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                _
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (3 MONTHS)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           _
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                _
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (6 MONTH)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           _
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                _
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 REVOLVING CREDIT NOTE
                                 ---------------------



June 3, 1997                                                     $ 50,000,000.00
                                                                Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A., a national banking association, (the "Bank") at the office of the Bank at 111 N. Orange Avenue, Suite 100M, Orlando, Florida 32801, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its office in Orlando, Florida.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          THIS REVOLVING CREDIT NOTE RENEWS AND REPLACES THAT CERTAIN REVOLVING CREDIT NOTE DATED JUNE 4, 1996 IN THE FACE AMOUNT OF $30,000,000.00 EXECUTED BY THE BORROWER IN FAVOR OF THE BANK, WHICH NOTE WAS EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAX.

          Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.

                                             ROTECH MEDICAL CORPORATION

                                             By: /s/ Rebecca R. Irish
                                                ------------------------------
                                                Rebecca R. Irish,
                                                Treasurer

                                ACKNOWLEDGMENT
                                --------------

STATE OF GEORGIA
COUNTY OF FULTON


     On this the 3rd day of June, 1997, personally appeared Rebecca R. Irish, the Treasurer of Rotech Medical Corporation, a Florida corporation (the "Borrower"), and before me, executed this Revolving Credit Note in the principal amount of FIFTY MILLION AND NO/100 DOLLARS, ($50,000,000.00), payable to BARNETT BANK, N.A. on behalf of the Borrower.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ Tonya Adams
                           ---------------------------------------------
                           Signature of Notary Public, State of Georgia

                           ---------------------------------------------
     STAMP                 (Print, Type or Stamp Commissioned Name of
    APPEARS                Notary Public)
     HERE                  Personally known ____; OR Produced
                           identification   X
                                          -----
                           Type of identification produced: Fla. DL
                                                           ---------
                           _____________________________________________

                               (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                               AT THE BASE RATE

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (1 MONTH)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (2 MONTH)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (3 MONTH)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (6 MONTH)

=========================================================================================
                                                              Unpaid
                                                             Principal
                                           Amount of     Bearing Interest
                           Amount of         Advance       at the Above-      Notation
Date         Due Date        Advance          Repaid     Referenced Rate      Made by
=========================================================================================

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

=========================================================================================

                      AFFIDAVIT OF OUT-OF-STATE DELIVERY
                      ----------------------------------

STATE OF GEORGIA

COUNTY OF FULTON

     I, Janet P Simmons, being first duly sworn, upon my oath, depose and say:

     1. That I am a/an V.P. of SunTrust Bank, Central Florida, National Association.

     2. That on the 3rd day of June, 1997, I witnessed the execution of that certain Revolving Credit Note, dated June 3, 1997, in the face amount of Fifty Million and No/100 Dollars ($50,000,000.00) payable by RoTech Medical Corporation, as Maker, to BARNETT BANK, N.A., as Payee (the "Note").

     3. That execution of the Note took place in the City of Atlanta, the State of Georgia.

     4. That I accepted delivery of the Note on behalf of the Payee in Atlanta, Georgia.


                                                  /s/ Janet P. Sammons
                                                  ------------------------------
                                                  Name: Janet P. Sammons
                                                       -------------------------
                                                  Title:   V.P.
                                                        ------------------------

     Subscribed and sworn before me this 3rd day of June, 1997.

                                          /s/ Tonya Adams
                           ---------------------------------------------
                           Signature of Notary Public, State of Georgia

                           ---------------------------------------------
                           (Print, Type or Stamp Commissioned Name of
                           Notary Public)
                           Personally known ____; OR Produced
                           identification   X
                                          -----
                           Type of identification produced: Fla. DL
                                                           ---------
                           _____________________________________________

                               (Notary Seal)

                             REVOLVING CREDIT NOTE
                             ---------------------



June 3, 1997                                                     $ 25,000,000.00
                                                                Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of AMSOUTH BANK OF FLORIDA, a Florida banking corporation, (the "Bank") at the office of the Bank at 65 N. Orange Avenue, Orlando, Florida 32801, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule") .

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its office in Orlando, Florida.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from

Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.


                                        ROTECH MEDICAL CORPORATION



                                        By:/s/ Rebecca R. Irish
                                           ------------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                ACKNOWLEDGMENT
                                --------------



STATE OF GEORGIA
COUNTY OF FULTON


     On this the 3rd day of June, 1997, personally appeared Rebecca R. Irish,
                 ---
the Treasurer of Rotech Medical Corporation (the "Borrower"), a Florida corporation, and before me, executed this Revolving Credit Note in the principal amount of TWENTY-FIVE MILLION AND NO/100 DOLLARS, ($25,000,000.00), payable to AMSOUTH BANK OF FLORIDA, on behalf of the Borrower.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                              /s/ Tonya Adams
                                -----------------------------------------------
                                Signature of Notary Public, State of Georgia

                                -----------------------------------------------
                                (Print, Type or Stamp Commissioned Name of
                                Notary Public)
                                Personally known ____; OR Produced
                                identification  X
                                               ---
                                Type of identification produced : Florida Dl
                                                                 --------------
                                -----------------------------------------------

                                 (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                               AT THE BASE RATE


===========================================================================================================
                                                                    Principal
                                             Amount of          Bearing Interest
                         Amount of            Advance             at the Above-           Notation
Date    Due Date          Advance              Repaid            Referenced Rate           Made by
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                                 GRID SCHEDULE
                                 -------------


                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (1 MONTH)



===========================================================================================================
                                                                    Principal
                                             Amount of          Bearing Interest
                         Amount of            Advance             at the Above-           Notation
Date    Due Date          Advance              Repaid            Referenced Rate           Made by
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (2 MONTHS)



===========================================================================================================
                                                                    Principal
                                             Amount of          Bearing Interest
                         Amount of            Advance             at the Above-           Notation
Date    Due Date          Advance              Repaid            Referenced Rate           Made by
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                                 GRID SCHEDULE
                                 -------------


                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (3 MONTHS)


===========================================================================================================
                                                                    Principal
                                             Amount of          Bearing Interest
                         Amount of            Advance             at the Above-           Notation
Date    Due Date          Advance              Repaid            Referenced Rate           Made by
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                                 GRID SCHEDULE
                                 -------------


                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (6 MONTHS)



===========================================================================================================
                                                                    Principal
                                             Amount of          Bearing Interest
                         Amount of            Advance             at the Above-           Notation
Date    Due Date          Advance              Repaid            Referenced Rate           Made by
===========================================================================================================

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                      AFFIDAVIT OF OUT-OF-STATE DELIVERY
                      ----------------------------------



STATE OF GEORGIA

COUNTY OF FULTON

     I, Janet P. Sammons  , being first duly sworn, upon my oath, depose and
        ----------------
say:

     1.  That I am a/an V.P. of SunTrust Bank, Central Florida, National
                       -----
Association.

     2.  That on the 3rd  day of June, 1997, I witnessed the execution of that
                     ---
certain Revolving Credit Note, dated June 3, 1997, in the face amount of Twenty-Five Million and No/100 Dollars ($25,000,000.00) payable by RoTech Medical Corporation, as Maker, to AMSOUTH BANK OF FLORIDA, as Payee (the "Note").

     3. That execution of the Note took place in the City of Atlanta, the State of Georgia.

     4. That I accepted delivery of the Note on behalf of the Payee in Atlanta, Georgia.


                                                /s/ Janet P. Sammons
                                                --------------------------------
                                                Name: Janet P. Sammons
                                                     ---------------------------
                                                Title:    V.P.
                                                      --------------------------

     Subscribed and sworn before me this 3rd day of June, 1997.
                                         ---

                                              /s/ Tonya Adams
                               -------------------------------------------------
                               Signature of Notary Public - State of Georgia

                               -------------------------------------------------
                               Print, Type or Stamp Commissioned Name of Notary Public
                               Personally Known:    X    or Produced
                                                ---------
                               Identification:______
                               Type of Identification:_________________________

                                (NOTARIAL SEAL)

                                                                               F

                             REVOLVING CREDIT NOTE
                             ---------------------

June 3, 1997                                                     $ 20,000,000.00
                                                                Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, a Netherlands banking association, (the "Bank") at the office of the Bank at 245 Park Avenue, New York, New York 10167-0062, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its office in New York, New York.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          This Revolving Credit Note renews and replaces that certain Revolving Credit Note dated june 4, 1996 in the face amount of $20,000,000.00 executed by the Borrower in favor of the Bank, which note was exempt from Florida documentary stamp tax.

          Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.


                                             ROTECH MEDICAL CORPORATION


                                             By:/s/ Rebecca R. Irish
                                                -------------------------------
                                                Rebecca R. Irish,
                                                Treasurer

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF GEORGIA
COUNTY OF FULTON


     On this the 3rd day of June, 1997, personally appeared Rebecca R.
Irish, the Treasurer of Rotech Medical Corporation, a Florida corporation (the "Borrower"), and before me, executed this Revolving Credit Note in the principal amount of TWENTY MILLION AND NO/100 DOLLARS, ($20,000,000.00), payable to COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, on behalf of the Borrower.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                   /s/ Tonya Adams
                                   --------------------------------------------
                                   Signature of Notary Public, State of Georgia

                                   [STAMP APPEARS HERE]
                                   _____________________________________________

                                   (Print, Type or Stamp Commissioned Name of
                                   Notary Public)
                                   Personally known ____; OR Produced
                                   identification x
                                                 ---
                                   Type of identification produced: Florida DL
                                                                    ----------


                                 (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                               AT THE BASE RATE

===========================================================================================================
                                                                     Unpaid
                                                                    Principal
                                             Amount of            Bearing Interest
                         Amount of            Advance               at the Above-          Notation
Date    Due Date          Advance             Repaid              Referenced Rate           Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (1 MONTH)


===========================================================================================================
                                                                     Unpaid
                                                                    Principal
                                             Amount of            Bearing Interest
                         Amount of            Advance               at the Above-          Notation
Date    Due Date          Advance             Repaid              Referenced Rate           Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                 GRID SCHEDULE
                                 -------------

                                 REVOLVING CREDIT NOTE
                                 ADVANCES BEARING INTEREST
                                 AT LIBOR (2 MONTHS)



===========================================================================================================
                                                                     Unpaid
                                                                    Principal
                                             Amount of            Bearing Interest
                         Amount of            Advance               at the Above-          Notation
Date    Due Date          Advance             Repaid              Referenced Rate           Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                                 GRID SCHEDULE
                                 -------------

                                 REVOLVING CREDIT NOTE
                                 ADVANCES BEARING INTEREST
                                 AT LIBOR (3 MONTHS)

===========================================================================================================
                                                                     Unpaid
                                                                    Principal
                                             Amount of            Bearing Interest
                         Amount of            Advance               at the Above-          Notation
Date    Due Date          Advance             Repaid              Referenced Rate           Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                                 GRID SCHEDULE
                                 -------------

                                 REVOLVING CREDIT NOTE
                                 ADVANCES BEARING INTEREST
                                 AT LIBOR (6 MONTHS)


===========================================================================================================
                                                                     Unpaid
                                                                    Principal
                                             Amount of            Bearing Interest
                         Amount of            Advance               at the Above-          Notation
Date    Due Date          Advance             Repaid              Referenced Rate           Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

===========================================================================================================

                      AFFIDAVIT OF OUT-OF-STATE DELIVERY
                      ----------------------------------



STATE OF GEORGIA

COUNTY OF FULTON

     I, Janet P Sammons, being first duly sworn, upon my oath, depose and say:

     1. That I am a/an V.P of SunTrust Bank, Central Florida, National Association.

     2. That on the 3rd day of June, 1997, I witnessed the execution of that certain Revolving Credit Note, dated June 3, 1997, in the face amount of Twenty Million and No/100 Dollars ($20,000,000.00) payable by RoTech Medical Corporation, as Maker, to COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND," NEW YORK BRANCH, as Payee (the "Note").

     3. That execution of the Note took place in the City of Atlanta, the State of Georgia.

     4. That I accepted delivery of the Note on behalf of the Payee in Atlanta, Georgia.


                                                 /s/ Janet P. Sammons
                                          --------------------------------------

                                          Name: /s/ Janet P. Sammon
                                                -------------------------------

                                          Title:          V.P
                                                 -------------------------------
          Subscribed and sworn before me this 3rd day of June, 1997.

                                            /s/ Tonya Adams
                         -------------------------------------------------------
                         Signature of Notary Public - State of Georgia

                         -------------------------------------------------------
                         Print, Type or Stamp Commissioned Name of Notary
                         Public

                         Personally KNOWN:  X  Produced
                                           ---
                         Identification:_______
                         Type of Identification:_______________________________

                                (NOTARIAL SEAL)

                             REVOLVING CREDIT NOTE
                             ---------------------



June 3, 1997                                                     $ 15,000,000.00
                                                               Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of THE SUMITOMO BANK, LIMITED, a Japanese banking corporation (the "Bank") at the office of the Bank at 233 South Wacker Drive, Suite 5400, Chicago, IL 60606 or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its office in Chicago, Illinois.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.


                                             ROTECH MEDICAL CORPORATION

                                             By: /s/ Rebecca R. Irish
                                                --------------------------------
                                                Rebecca R. Irish,
                                                Treasurer

                                ACKNOWLEDGMENT
                                --------------


STATE OF GEORGIA
COUNTY OF FULTON


          On this the 3rd day of June, 1997, personally appeared Rebecca R. Irish, the Treasurer of Rotech Medical Corporation, a Florida corporation (the "Borrower"), and before me, executed this Revolving Credit Note in the principal amount of Fifteen Million and No/100 Dollars, ($15,000,000.00), payable to MELLON BANK, N.A., on behalf of the Borrower.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    /s/ Tonya Adams
                                    --------------------------------------------
                                    Signature of Notary Public, State of Georgia
                                         Notary Public Cowota, Georgia
                                       My Commission Expires May 6, 2001
                                    ____________________________________________
                                    (Print, Type or Stamp Commissioned Name of
                                    Notary Public)
                                    Personally known ____; OR Produced
                                    identification  X
                                                    -
                                    Type of identification produced: Florida DL

                                    ____________________________________________

                                                (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                               AT THE BASE RATE



===========================================================================================================
                                                           Unpaid
                                                          Principal
                                      Amount of       Bearing Interest
                      Amount of        Advance          at the Above-         Notation
Date    Due Date       Advance          Repaid         Referenced Rate        Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (1 MONTH)

============================================================================================================
                                                           Unpaid
                                                          Principal
                                      Amount of       Bearing Interest
                      Amount of        Advance          at the Above-         Notation
Date    Due Date       Advance         Repaid          Referenced Rate        Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (2 MONTHS)

===========================================================================================================
                                                           Unpaid
                                                          Principal
                                      Amount of       Bearing Interest
                      Amount of        Advance          at the Above-         Notation
Date    Due Date       Advance         Repaid          Referenced Rate        Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (3 MONTHS)


===========================================================================================================
                                                           Unpaid
                                                          Principal
                                      Amount of       Bearing Interest
                      Amount of        Advance          at the Above-         Notation
Date    Due Date       Advance         Repaid          Referenced Rate        Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                 GRID SCHEDULE
                                 -------------

                             REVOLVING CREDIT NOTE
                           ADVANCES BEARING INTEREST
                              AT LIBOR (6 MONTHS)


===========================================================================================================
                                                           Unpaid
                                                          Principal
                                      Amount of       Bearing Interest
                      Amount of        Advance          at the Above-         Notation
Date    Due Date       Advance         Repaid          Referenced Rate        Made by
===========================================================================================================
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                      AFFIDAVIT OF OUT-OF-STATE DELIVERY
                      ----------------------------------



STATE OF GEORGIA

COUNTY OF FULTON

          I, Janet P. Sammons, being first duly sworn, upon my oath, depose and say:

          1. That I am a/an V.P. of SunTrust Bank, Central Florida, National Association.

          2. That on the ___ day of June, 1997, I witnessed the execution of that certain Revolving Credit Note, dated June 3, 1997, in the face amount of Fifteen Million and No/100 Dollars ($15,000,000.00) payable by RoTech Medical Corporation, as Maker, to MELLON BANK, N.A, as payee (the "Note").

          3. That execution of the Note took place in the City of Atlanta, the State of Georgia.

          4. That I accepted delivery of the Note on behalf of the Payee in Atlanta, Georgia.



                                                  /s/ Janet P Sammons
                                                  ------------------------------
                                                  Name: Janet P Sammons
                                                        ------------------------
                                                  Title: V.P.
                                                         -----------------------

          Subscribed and sworn before me this 3rd day of June, 1997.


                                             /s/ Tonya Adams
                                   ---------------------------------------------
                                   Signature of Notary Public - State of Georgia

                                        Notary Public Cowota County, Georgia
                                        My Commission Expires May 6, 2001
                                   _____________________________________________
                                   Print, Type or Stamp Commissioned Name of
                                   Notary Public
                                   Personally Known: X or Produced
                                    Identification:______
                                   Type of Identification:______________________

                                            (NOTARIAL SEAL)

                              LINE OF CREDIT NOTE
                              -------------------



June 3, 1997                                                      $10,000,000.00
                                                                Atlanta, Georgia



          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association (the "Bank") at the principal office of the Bank at 200 South Orange Avenue, Orlando, Florida 32801, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described) or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of TEN MILLION DOLLARS ($10,000,000.00), or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule").

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its main office in Orlando, Florida.

          This Line of Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from Borrower all costs of collection, including, without limitation, reasonable attorneys' fees if collected by or through an attorney-at-law.

          Borrower acknowledges that the actual crediting of the amount of any disbursement under the Agreement to an account of Borrower or recording such amount in the Grid Schedule shall, in the absence of manifest error, constitute presumptive evidence of such disbursement and that such advance was made and borrowed under the Agreement. Such account records or Grid Schedule shall constitute, in the absence of manifest error, presumptive evidence of principal amounts outstanding and the payments made under the Agreement at any time and from time to time, provided that the failure of Bank or any holder hereof to record on the Grid Schedule or in such account the type or amount of any advance shall not affect the obligation of the undersigned to repay such amount together with interest thereon in accordance with this Note and the Agreement.

          Upon the existence or occurrence of any Event of Default as defined in the Agreement, the principal and all accrued interest hereof shall automatically become, or may be declared, due and payable in the manner and with the effect provided in the Agreement.

          Prepayment of the Note in part or in whole is permitted subject to the conditions set forth in the Agreement.

          Failure or forbearance of Bank to exercise any right hereunder, or otherwise granted by the Agreement or by law, shall not affect or release the liability of Borrower hereunder, and shall not constitute a waiver of such right unless so stated by Bank in writing. This Note shall be deemed to be made under, and shall be construed in accordance with and governed by, the laws of the State of Florida. Time is of the essence of this Note.

          PRESENTMENT FOR PAYMENT, NOTICE OF DISHONOR AND PROTEST ARE HEREBY WAIVED.

          THIS LINE OF CREDIT NOTE RENEWS AND REPLACES THAT CERTAIN LINE OF CREDIT NOTE DATED DECEMBER 29, 1995 IN THE FACE AMOUNT OF $5,000,000.00 EXECUTED BY THE BORROWER IN FAVOR OF THE BANK, WHICH NOTE WAS EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAX.

          Executed under hand and seal of the Borrower as of the day and year first above written on this 3rd day of June, 1997.


                                                  ROTECH MEDICAL CORPORATION

                                                  By: /s/ Rebecca R. Irish
                                                     ---------------------------
                                                     Rebecca R. Irish,
                                                     Treasurer

                                ACKNOWLEDGMENT
                                --------------



STATE OF GEORGIA
COUNTY OF FULTON


          On this the 3rd day of June, 1997 personally appeared Rebecca R. Irish, the Treasurer of Rotech Medical Corporation, a Florida corporation (the "Borrower"), and before me, executed the foregoing Line of Credit Note of even date in the principal amount of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00), payable to SunTrust Bank, Central Florida, National Association on behalf of the Borrower.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                                    /s/ Tonya Adams
                                    --------------------------------------------
                                    Signature of Notary Public, State of Georgia

                                    --------------------------------------------
                                    (Print, Type or Stamp Commissioned Name of N
                                    Notary Public)
                                    Personally known ____; OR Produced
                                    identification   X
                                                   -----
                                    Type of identification produced: Florida
                                                                     -----------
                                              Drivers Licence
                                    --------------------------------------------

                                        (Notary Seal)

                                 GRID SCHEDULE
                                 -------------

                              LINE OF CREDIT NOTE




==============================================================================================================
                                                                               Unpaid
                                                            Amount of         Principal
                       Amount of                             Advance          Amount of          Notation
Date    Due Date        Advance         Interest Rate         Repaid           Advance           Made by
==============================================================================================================
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

==============================================================================================================

                      AFFIDAVIT OF OUT-OF-STATE DELIVERY
                      ----------------------------------



STATE OF GEORGIA

COUNTY OF FULTON

          I, Janet P. Sammons, being first duly sworn, upon my oath, depose and say:

          1. That I am a/an V.P. of SunTrust Bank, Central Florida, National Association.

          2. That on the 3rd day of June, 1997, I witnessed the execution of that certain Line of Credit Note, dated June 3, 1997, in the face amount of Ten Million and No/100 Dollars ($10,000,000.00) payable by RoTech Medical Corporation, as Maker, to SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIAION, as Payee (the "Note").

          3. That execution of the Note took place in the City of Atlanta, the State of Georgia.

          4. That I accepted delivery of the Note on behalf of the Payee in Atlanta, Georgia.



                                          /s/ Janet P. Sammons
                                          --------------------------------------
                                          Name: Janet P. Sammons
                                                --------------------------------
                                          Title: V.P.
                                                 -------------------------------

     Subscribed and sworn before me this 3rd day of June, 1997.


                                                 /s/ Tonya Adams
                                   ---------------------------------------------
                                   Signature of Notary Public - State of Georgia


                                   _____________________________________________
                                   Print, Type or Stamp Commissioned Name of
                                   Notary Public
                                   Personally Known: [X] or Produced
                                                    -----
                                     Identification:______
                                   Type of Identification:______________________

                                            (NOTARIAL SEAL)

                  SECOND SUPPLEMENT TO CONTRIBUTION AGREEMENT
                  -------------------------------------------


     SUPPLEMENT NO. 2 dated as of June 3, 1997, to the CONTRIBUTION AGREEMENT dated as of December 29, 1995, as supplemented by First Supplement dated as of June 4, 1996 (as supplemented, the "Contribution Agreement") by and among ROTECH MEDICAL CORPORATION, a Florida corporation ("the Borrower"), each of the subsidiaries of the Borrower party thereto (together with any successors, referred to herein individually as a "Guarantor" and collectively as "Guarantors") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent (the "Agent") for the Lenders parties to the Revolving Credit and Line of Credit Agreement dated as of December 29, 1995, among the Borrower, the Lenders and the Agent, as amended and restated in its entirety by the Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 4, 1996 and as further amended and restated in its entirety by the Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used herein but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement or the Contribution Agreement, as the case may be).

          The Guarantors have entered into the Contribution Agreement in order to induce the Lenders to make the Loans. As a condition of the modification and renewal of the credit facility extended to the Borrower pursuant to the Credit Agreement, each Subsidiary incorporated in the United States that was not in existence or not a Material Subsidiary or incorporated in the United States on June 4, 1996 is required to enter into the Contribution Agreement as an additional Guarantor. Section 14 of the Contribution Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. Each of the undersigned (whether one or more, collectively, the "New Guarantor") is a Subsidiary of the Borrower incorporated in the United States and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Contribution Agreement in order to induce the Lenders to make additional Loans and as consideration for the Loans previously made.

     Accordingly, Agent and New Guarantor agree as follows:

     SECTION 1.  JOINDER TO CONTRIBUTION AGREEMENT. In accordance with Section
                 ---------------------------------
14 of the Contribution Agreement, each New Guarantor by its signature below becomes a Guarantor under the Contribution Agreement with the same force and effect as if originally named therein as a Guarantor, and each New Guarantor hereby agrees to all the terms and provisions of the Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Contribution Agreement shall be deemed to include New Guarantor. The Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2.  ENFORCEABILITY.  This Supplement has been duly authorized,
                 --------------
executed and delivered by each New Guarantor and constitutes a legal, valid and binding obligation of such New Guarantor, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

     SECTION 3.  COUNTERPARTS.  This Supplement and any amendments, waivers,
                 ------------
consents or supplements may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     SECTION 4.  EFFECTIVE DATE. This Supplement shall become effective upon the
                 --------------
execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by New Guarantor and Agent.

     SECTION 5.  RATIFICATION OF CONTRIBUTION AGREEMENT.  Except as expressly
                 --------------------------------------
supplemented hereby, the Contribution Agreement shall remain in full force and effect.

     SECTION 6.  CHOICE OF LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND SHALL
                 -------------
BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     SECTION 7.  SEVERABILITY.  In case any provision in or obligation under
                 ------------
this Supplement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 8.  NOTICES.  All communications and notices hereunder shall be in
                 -------
writing and given as provided in Section 16 of the Contribution Agreement. All communications and notices hereunder to each New Guarantor shall be given to it at the address set forth beside its signature.

     SECTION 9.  FEES AND EXPENSES.  Each New Guarantor agrees to reimburse
                 -----------------
Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for Agent, whether suit be brought or not, and all reasonable attorneys' fees, costs and expenses if an appeal is taken.

     IN WITNESS WHEREOF, New Guarantor and Agent have duly executed this Supplement to Contribution Agreement as of the day and year first above written.

Address for Notices                       NEW GUARANTOR:
-------------------                       --------------

                                          ADAPTIVE MEDICAL, INC., a South
                                          Carolina corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By: /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          ALLIED MEDICAL SUPPLY, INC., an
                                          Arizona corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By: /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          ALWAYS MEDICAL EQUIPMENT, INC., a
                                          Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By: /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          AMBASSADOR MEDICAL EQUIPMENT, INC.,
                                          a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By: /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          AMERICAN OXYGEN SERVICES, INC., a
                                          Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By: /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer

                                          APEX HEALTHCARE, INC., a Delaware
                                          corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:  /s/ Rebecca R. Irish
                                             --------------------------------
                                               Rebecca R. Irish,
                                               Treasurer


                                          APEX HEALTHCARE OF ALABAMA, INC.,
                                          an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:  /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          APEX HEALTHCARE OF LOUISIANA, INC.,
                                          a Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:  /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          APEX HEALTHCARE OF MISSISSIPPI,
                                          INC., a Mississippi corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:  /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          BAUMANN PHARMACEUTICA SERVICES,
                                          INC., an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:  /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          BERKELEY MEDICAL EQUIPMENT, INC., a
                                          Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:  /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer

                                          CABOT MEDICAL EQUIPMENT, INC., a
                                          Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          CANYON STATE MEDICAL SUPPLIES,
                                          INC., an Arizona corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          CENTENNIAL MEDICAL EQUIPMENT, INC.,
                                          a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          CENTRAL HOME CARE, INC., a Kentucky
                                          corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          CHEROKEE HOME MEDICAL, INC., a
                                          Georgia corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          DON PAUL RESPIRATORY SERVICES,
                                          INC., a Colorado corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer

                                          EXCEL MEDICAL OF AMES, INC., an
                                          Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          EXCEL MEDICAL OF FORT DODGE, INC.,
                                          an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          EXCEL MEDICAL OF MARSHALLTOWN,
                                          INC., an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          FAMLICARE HOME MEDICAL EQUIPMENT,
                                          INC., a Georgia corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          FIRSTCARE, INC., a Kansas
                                          corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          FISHER MEDICAL EQUIPMENT CO., INC.,
                                          an Idaho corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer

                                          FOUR RIVERS HOME HEALTHCARE, INC.,
                                          a Missouri corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          GEORGIA MEDICAL RESOURCES, INC., a
                                          Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          HAMILTON MEDICAL EQUIPMENT SERVICE,
                                          INC., an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          HEALTH-MED, INC., a Mississippi
                                          corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          HOME HEALTH SERVICES COMPANY, INC.,
                                          an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          INFUSION SERVICES, INC., an Alabama
                                          corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer

                                          LAWRENCE MEDICAL EQUIPMENT, INC., a
                                          Kansas corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          MEDFIRST HEALTH PLANS OF LOUISIANA,
                                          INC., a Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          MEDFIRST MEDICAL CENTERS, INC., a
                                          Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          MEDCASE MANAGEMENT, INC., a
                                          Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          NEUMANN'S HOME MEDICAL, INC., an
                                          Illinois corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          NORTH CENTRAL WASHINGTON
                                          RESPIRATORY CARE SERVICES, INC., a
                                          Washington corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer

                                          NORTHWEST HOME MEDICAL, INC., a
                                          Idaho corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          PEDI-CARE, INC., a Kansas
                                          corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                        PRINCIPAL MEDICAL EQUIPMENT, INC.,
                                        a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          PROFESSIONAL BREATHING ASSOCIATES,
                                          INC., a Michigan corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          REGENCY MEDICAL EQUIPMENT, INC., a
                                          Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          RITT MEDICAL GROUP, INC., an
                                          Arizona corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer

                                          WOFFORD PHARMACEUTICAL SERVICES,
                                          INC., an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          WORKER'S HEALTH CARE CLINIC, INC.,
                                          a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                          By:   /s/ Rebecca R. Irish
                                             --------------------------------
                                             Rebecca R. Irish,
                                             Treasurer


                                          AGENT:
                                          ------

                                          SUNTRUST BANK, CENTRAL FLORIDA,
                                          NATIONAL ASSOCIATION, AS AGENT


                                          By: /s/ Janet P. Sammons
                                             --------------------------------
                                             Janet P. Sammons
                                             Vice President

                             SECOND SUPPLEMENT TO
                         SUBSIDIARY GUARANTY AGREEMENT
                         -----------------------------


          THIS SECOND SUPPLEMENT TO SUBSIDIARY GUARANTY AGREEMENT (this "Supplement"), dated as of June 3, 1997, made by ADAPTIVE MEDICAL, INC., a South Carolina corporation, ALLIED MEDICAL SUPPLY, INC., an Arizona corporation, ALWAYS MEDICAL EQUIPMENT, INC., a Florida corporation, AMBASSADOR MEDICAL EQUIPMENT, INC., a Florida corporation, AMERICAN OXYGEN SERVICES, INC., a Florida corporation, APEX HEALTHCARE, INC., a Delaware corporation, APEX HEALTHCARE OF ALABAMA, INC., an Alabama corporation, APEX HEALTHCARE OF LOUISIANA, INC., a Louisiana corporation, APEX HEALTHCARE OF MISSISSIPPI, INC., a Mississippi corporation, BAUMANN PHARMACEUTICAL SERVICES, INC., an Alabama corporation, BERKELEY MEDICAL EQUIPMENT, INC., a Florida corporation, CABOT MEDICAL EQUIPMENT, INC., a Florida corporation, CANYON STATE MEDICAL SUPPLIES, INC., an Arizona corporation, CENTENNIAL MEDICAL EQUIPMENT, INC., a Florida corporation, CENTRAL HOME CARE, INC., a Kentucky corporation, CHEROKEE HOME MEDICAL, INC., a Georgia corporation, DON PAUL RESPIRATORY SERVICES, INC., a Colorado corporation, EXCEL MEDICAL OF AMES, INC., an Iowa corporation, EXCEL MEDICAL OF FORT DODGE, INC., an Iowa corporation, EXCEL MEDICAL OF MARSHALLTOWN, INC., an Iowa corporation, FAMLICARE HOME MEDICAL EQUIPMENT, INC., a Georgia corporation, FIRSTCARE, INC., a Kansas corporation, FISHER MEDICAL EQUIPMENT CO., INC., an Idaho corporation, FOUR RIVERS HOME HEALTHCARE, INC., a Missouri corporation, GEORGIA MEDICAL RESOURCES, INC., a Florida corporation, HAMILTON MEDICAL EQUIPMENT SERVICE, INC., an Iowa corporation, HEALTH-MED, INC., a Mississippi corporation, HOME HEALTH SERVICES COMPANY, INC., an Iowa corporation, INFUSION SERVICES, INC., an Alabama corporation, LAWRENCE MEDICAL EQUIPMENT, INC., a Kansas corporation, MEDFIRST HEALTH PLANS OF LOUISIANA, INC., a Louisiana corporation, MEDFIRST MEDICAL CENTERS, INC., a Louisiana corporation, MEDCASE MANAGEMENT, INC., a Louisiana corporation, NEUMANN'S HOME MEDICAL, INC., an Illinois corporation, NORTH CENTRAL WASHINGTON RESPIRATORY CARE SERVICES, INC., a Washington corporation, NORTHWEST HOME MEDICAL, INC., a California corporation, PEDI-CARE, INC., a Kansas corporation, PRINCIPAL MEDICAL EQUIPMENT, INC., a Florida corporation, PROFESSIONAL BREATHING ASSOCIATES, INC., a Michigan corporation, REGENCY MEDICAL EQUIPMENT, INC., a Florida corporation, RITT MEDICAL GROUP, INC., an Arizona corporation, WOFFORD PHARMACEUTICAL SERVICES, INC., an Alabama corporation, WORKER'S HEALTH CARE CLINIC, INC., a Florida corporation, (whether one or more, collectively, the "Additional Guarantor"), in favor of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent for Lenders at any time parties to the Credit Agreement (as hereinafter defined) (the "Agent") and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"; the Lenders and the Agent being collectively referred to herein as the "Guaranteed Parties").


                             W I T N E S S E T H:
                             --------------------


          WHEREAS, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), the Lenders and the Agent are parties to a Revolving Credit and Line of Credit Agreement, dated as of December 29, 1995, as amended and restated in its entirety by an Amended and Restated Revolving Credit and Line of Credit Agreement, dated as of June 4, 1996 and as further amended and restated in its entirety by a Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have made commitments to make loans to the Borrower;

          WHEREAS, certain Subsidiaries (the "Subsidiary Guarantors") of the Borrower have executed and delivered a Subsidiary Guaranty Agreement dated as of December 29, 1995, as supplemented by First Supplement dated as of June 4, 1996 (as supplemented, the "Subsidiary Guaranty") pursuant to which the Subsidiary Guarantors have agreed to guarantee all of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement);

          WHEREAS, the Borrower, the Subsidiary Guarantors and the Additional Guarantor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Borrower provides certain centralized financial, accounting and management services to the Additional Guarantor; the making of the loans will facilitate expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Additional Guarantor; and by virtue of intercompany advances and loans, the financial accommodations to the Borrower under the Credit Agreement shall inure to the direct and material benefit of the Additional Guarantor; and

          WHEREAS, it is a condition subsequent to the Lenders' obligation to make loans to the Borrower under the Credit Agreement that the Additional Guarantor execute and deliver to the Agent this Supplement, and the Additional Guarantor desires to execute and deliver this Supplement to satisfy such condition subsequent;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans to the Borrower under the Credit Agreement, the Additional Guarantor hereby agrees as follows:

     1.   DEFINED TERMS.  Capitalized terms not otherwise defined herein which
          -------------
are used in the Subsidiary Guaranty are used herein with the meanings given to such terms in the Subsidiary Guaranty and any capitalized terms not otherwise defined herein which are used in the Credit Agreement are used herein with the meanings given to such terms in the Credit Agreement.

     2.   ADDITIONAL GUARANTOR.  Each Additional Guarantor agrees that it shall
          --------------------
be and become a Guarantor for all purposes of the Subsidiary Guaranty and shall be fully liable thereunder to the Agent and the other Guaranteed Parties to the same extent and with the same effect as though such Additional Guarantor had been one of the Guarantors originally executing and delivering the Subsidiary Guaranty. Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the guaranties made by the Subsidiary Guarantors under the Subsidiary Guaranty), irrevocably and unconditionally, guarantees the punctual and full payment when due, whether at stated maturity by acceleration or otherwise, of all Loans and all other Obligations owing by the Borrower to the Lenders and the Agent, or any of them, jointly or severally, under the Credit Agreement, the Notes and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees actually incurred and reasonable out-of-pocket expenses whether suit be brought or not, including reasonable attorneys' fees, costs and expenses if an appeal is taken) incurred by the Agent or any other Guaranteed Party in enforcing any rights under the Subsidiary Guaranty (as supplemented hereby), subject, however, to the limitations expressly provided in the Subsidiary Guaranty in Section 15 thereof. All references in the Subsidiary Guaranty to "Guarantors" or any "Guarantor", shall be deemed to include and to refer to the Additional Guarantor.

     3.   GOVERNING LAW; SUBMISSION TO JURISDICTION; FULL FAITH AND CREDIT;
          -----------------------------------------------------------------
WAIVER OF JURY TRIAL.
--------------------

          (A) THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

          (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE CIRCUIT COURT OF ORANGE COUNTY OF THE STATE OF FLORIDA OR IN THE DISTRICT COURT OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT, THE ADDITIONAL GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS

OR THE RIGHTS OF THE AGENT OR OTHER GUARANTEED PARTIES WITH RESPECT TO THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED HERETO. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY
--------------------
ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SUCH AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

          (C) TO THE EXTENT THAT ANY GUARANTEED PARTY OBTAINS ANY JUDGMENT AGAINST THE ADDITIONAL GUARANTOR UNDER THIS SUPPLEMENT AND THE SUBSIDIARY GUARANTY, THE ADDITIONAL GUARANTOR DOES HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST SUCH ADDITIONAL GUARANTOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF SUCH ADDITIONAL GUARANTOR, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. THE ADDITIONAL GUARANTOR HEREBY AGREES TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

          (D) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADDITIONAL GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE GUARANTEED PARTIES TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER. FURTHER, GUARANTORS HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR ANY COUNSEL FOR THE GUARANTEED PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE GUARANTEED PARTIES WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR COUNSEL FOR THE GUARANTEED PARTIES HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

          IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to be duly executed and delivered under seal by its duly authorized officers as of the date first above written.

Address for Notices                     NEW GUARANTOR:
-------------------                     --------------

                                        ADAPTIVE MEDICAL, INC., a South Carolina corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        ALLIED MEDICAL SUPPLY, INC., an Arizona
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        ALWAYS MEDICAL EQUIPMENT, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        AMBASSADOR MEDICAL EQUIPMENT, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer



                                        AMERICAN OXYGEN SERVICES, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        APEX HEALTHCARE, INC., a Delaware
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        APEX HEALTHCARE OF ALABAMA, INC., an
                                        Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        APEX HEALTHCARE OF LOUISIANA, INC., a
                                        Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        APEX HEALTHCARE OF MISSISSIPPI, INC., a
                                        Mississippi corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        BAUMANN PHARMACEUTICAL SERVICES, INC.,
                                        an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        BERKELEY MEDICAL EQUIPMENT, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        CABOT MEDICAL EQUIPMENT, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        CANYON STATE MEDICAL SUPPLIES, INC., an
                                        Arizona corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        CENTENNIAL MEDICAL EQUIPMENT, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        CENTRAL HOME CARE, INC., a Kentucky
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        CHEROKEE HOME MEDICAL, INC., a Georgia
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer



                                        DON PAUL RESPIRATORY SERVICES, INC., a
                                        Colorado corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        EXCEL MEDICAL OF AMES, INC., an Iowa
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        EXCEL MEDICAL OF FORT DODGE, INC., an
                                        Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        EXCEL MEDICAL OF MARSHALLTOWN, INC., an
                                        Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        FAMLICARE HOME MEDICAL EQUIPMENT, INC.,
                                        a Georgia corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        FIRSTCARE, INC., a Kansas corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        FISHER MEDICAL EQUIPMENT CO., INC., an
                                        Idaho corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        FOUR RIVERS HOME HEALTHCARE, INC., a
                                        Missouri corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        GEORGIA MEDICAL RESOURCES, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        HAMILTON MEDICAL EQUIPMENT SERVICE,
                                        INC., an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        HEALTH-MED, INC., a Mississippi
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        HOME HEALTH SERVICES COMPANY, INC., an
                                        Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        INFUSION SERVICES, INC., an Alabama
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        LAWRENCE MEDICAL EQUIPMENT, INC., a
                                        Kansas corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        MEDFIRST HEALTH PLANS OF LOUISIANA,
                                        INC., a Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer



                                        MEDFIRST MEDICAL CENTERS, INC., a
                                        Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        MEDCASE MANAGEMENT, INC., a Louisiana
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        NEUMANN'S HOME MEDICAL, INC., an
                                        Illinois corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        NORTH CENTRAL WASHINGTON RESPIRATORY
                                        CARE SERVICES, INC., a Washington
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        NORTHWEST HOME MEDICAL, INC., a Idaho
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        PEDI-CARE, INC., a Kansas corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        PRINCIPAL MEDICAL EQUIPMENT, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        PROFESSIONAL BREATHING ASSOCIATES, INC., a Michigan corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        REGENCY MEDICAL EQUIPMENT, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

                                        RITT MEDICAL GROUP, INC., an Arizona
                                        corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        WOFFORD PHARMACEUTICAL SERVICES, INC.,
                                        an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer


                                        WORKER'S HEALTH CARE CLINIC, INC., a
                                        Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811

                                        By: /s/ Rebecca R. Irish
                                           ----------------------------
                                           Rebecca R. Irish,
                                           Treasurer

Prepared by and Return to:
-------------------------
Charles T. Brumback, Jr., Esq.
Akerman, Senterfitt & Eidson, P.A.
P.O. Box 231
Orlando, FL 32802-0231



                   AGREEMENT NOT TO SELL OR ENCUMBER ASSETS
                   ----------------------------------------



     THIS AGREEMENT NOT TO SELL OR ENCUMBER ASSETS entered into as of the 3rd day of June, 1997, by and between the undersigned entities (collectively, the "Companies") and SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association having its principal office at 200 S. Orange Avenue, Orlando, Florida 32801 (the "Agent"), as agent for the Lenders at any time parties to the Credit Agreement referenced below (collectively, the "Lenders").


                             W I T N E S S E T H:
                             -------------------

          WHEREAS, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), the Lenders and the Agent are parties to a Revolving Credit and Line of Credit Agreement, dated as of December 29, 1995, as amended and restated in its entirety by an Amended and Restated Revolving Credit and Line of Credit Agreement, dated as of June 4, 1996 and as further amended and restated in its entirety by a Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which the Lenders have made commitments to make revolving credit and line of credit loans (the "Loans") to the Borrower; and

          WHEREAS, certain Subsidiaries of the Borrower have previously executed and delivered an Agreement Not to Sell or Encumber Assets dated as of December 29, 1995 and certain other Subsidiaries of the Borrower have previously executed and delivered an Agreement Not to Sell or Encumber Assets dated as of June 4, 1996 pursuant to which such Subsidiaries have agreed to continue to hold and not sell or encumber all of their assets; and

     WHEREAS, as a condition of the modification and renewal of the Loans extended to the Borrower pursuant to the Credit Agreement, the Lenders require that all the assets of the Companies (the "Assets") be owned free and clear of all liens and encumbrances except those presently in existence and that the Assets not be sold during the term of the Credit Agreement, except in the ordinary course of business as permitted in the Credit Agreement; and

     WHEREAS, the Companies have determined that it is in their best interests that the Loans be extended to the Borrower by the Lenders and that they continue to hold and not sell or encumber the Assets.

     NOW, THEREFORE, in consideration of the premises herein contained, the Companies do hereby state to and agree with the Lenders as follows:

     1.   Ownership of Assets.  That the Companies are the owner of the Assets
          -------------------
(except assets sold in the ordinary course of business subsequent to the date of each of the Company's most recent financial statements hereinafter mentioned) subject to no encumbrances or liens whatsoever except for those shown on the most recent audited financial statements of the Companies provided to the Lenders in connection with the Loans.

     2.   Agreement Not to Sell or Encumber. That, during the term of the Credit
          ---------------------------------
Agreement (which, by definition, includes any amendments, supplements, modifications or restatements thereof), the Companies shall not, without the prior written consent of the Lenders:

          a. Sell or enter into any agreement to sell the Assets, or any portion thereof except in the ordinary course of business as permitted by the Credit Agreement.

          b. Encumber, agree to encumber or permit to be encumbered in any way whatsoever the Assets, or any portion thereof.

          c. Agree or enter into any other agreement of any nature whatsoever granting to any person any interest whatsoever in the Assets, or any portion thereof.

     IN WITNESS WHEREOF, the Companies have executed this Agreement Not to Sell or Encumber Assets on the day and year first above mentioned.

Address for Notices
-------------------

                                       ADAPTIVE MEDICAL, INC., a South
                                       Carolina corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       ALLIED MEDICAL SUPPLY, INC., an
                                       Arizona corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       ALWAYS MEDICAL EQUIPMENT, INC., a
                                       Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       AMBASSADOR MEDICAL EQUIPMENT, INC., a
                                       Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       AMERICAN OXYGEN SERVICES, INC., a
                                       Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       APEX HEALTHCARE, INC., a Delaware
                                       corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          ----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer




                                       APEX HEALTHCARE OF ALABAMA, INC.,
                                       an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       APEX HEALTHCARE OF LOUISIANA, INC.,
                                       a Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       APEX HEALTHCARE OF MISSISSIPPI,
                                       INC., a Mississippi corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       BAUMANN PHARMACEUTICAL SERVICES,
                                       INC., an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebbecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       BERKELEY MEDICAL EQUIPMENT, INC.,
                                       a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       CABOT MEDICAL EQUIPMENT, INC., a
                                       Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       CANYON STATE MEDICAL SUPPLIES,
                                       INC., an Arizona corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       CENTENNIAL MEDICAL EQUIPMENT, INC.,
                                       a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       CENTRAL HOME CARE, INC., a Kentucky
                                       corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       CHEROKEE HOME MEDICAL, INC., a
                                       Georgia corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       DON PAUL RESPIRATORY SERVICES,
                                       INC., a Colorado corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       EXCEL MEDICAL OF AMES, INC., an
                                       Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       EXCEL MEDICAL OF FORT DODGE, INC.,
                                       an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       EXCEL MEDICAL OF MARSHALLTOWN,
                                       INC., an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       FAMLICARE HOME MEDICAL EQUIPMENT,
                                       INC., a Georgia corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       FIRSTCARE, INC., a Kansas
                                       corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       FISHER MEDICAL EQUIPMENT CO., INC.,
                                       an Idaho corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       FOUR RIVERS HOME HEALTHCARE, INC.,
                                       a Missouri corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                           Rebecca R. Irish,
                                           Treasurer



                                       GEORGIA MEDICAL RESOURCES, INC., a
                                       Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       HAMILTON MEDICAL EQUIPMENT SERVICE,
                                       INC., an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       HEALTH-MED, INC., a Mississippi
                                       corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       HOME HEALTH SERVICES COMPANY, INC.,
                                       an Iowa corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       INFUSION SERVICES, INC., an Alabama
                                       corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       LAWRENCE MEDICAL EQUIPMENT, INC., a
                                       Kansas corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       MEDFIRST HEALTH PLANS OF LOUISIANA,
                                       INC., a Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       MEDFIRST MEDICAL CENTERS, INC., a
                                       Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                           Rebecca R. Irish,
                                           Treasurer



                                       MEDCASE MANAGEMENT, INC., a
                                       Louisiana corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       NEUMANN'S HOME MEDICAL, INC., an
                                       Illinois corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       NORTH CENTRAL WASHINGTON
                                       RESPIRATORY CARE SERVICES, INC., a
                                       Washington corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       NORTHWEST HOME MEDICAL, INC., a
                                       Idaho corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       PEDI-CARE, INC., a Kansas
                                       corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       PRINCIPAL MEDICAL EQUIPMENT, INC.,
                                       a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          -----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       PROFESSIONAL BREATHING ASSOCIATES,
                                       INC., a Michigan corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          ----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       REGENCY MEDICAL EQUIPMENT, INC., a
                                       Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          ----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       RITT MEDICAL GROUP, INC., an
                                       Arizona corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          ----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer

                                       WOFFORD PHARMACEUTICAL SERVICES,
                                       INC., an Alabama corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          ----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



                                       WORKER'S HEALTH CARE CLINIC, INC.,
                                       a Florida corporation

4506 L. B. McLeod Road
Orlando, Florida  32811
                                       By:/s/ Rebecca R. Irish
                                          ----------------------------------
                                          Rebecca R. Irish,
                                          Treasurer



STATE OF GEORGIA

COUNTY OF FULTON

     The foregoing instrument was acknowledged before me the 3rd day of June, 1997, by Rebecca R. Irish as the Treasurer of each of the foregoing Companies which are a party to this Agreement, on behalf of each Company.

                                          /s/ Tonya Adams
                                -----------------------------------------------

                                Signature of Notary Public, State of Florida

                                -----------------------------------------------
                                (Print, Type or Stamp Commissioned Name of
                                Notary Public)
                                Personally known ____; OR Produced
                                identification X
                                              ---
                                Type of identification produced: Florida DL
                                _______________________________________________
                                    (Notary Seal)

                         CERTIFICATE OF THE SECRETARY
                                      OF
                          ROTECH MEDICAL CORPORATION


     The undersigned hereby certifies that:

     1. He is the Secretary of ROTECH MEDICAL CORPORATION, a Florida corporation, (the "Company") and that as such he is personally familiar with and keeps control of, its charter, by-laws and minute books, and schedules meetings of its Board of Directors;

     2.   The copy of the Articles of Incorporation attached as Exhibit "A" to
                                                                ----------
that certain Certificate of the Secretary dated December 29, 1995, executed and delivered by the undersigned is a true and correct copy of the Company's Articles of Incorporation as in effect on the date hereof;

     3.   The copy of the By-Laws attached as Exhibit "B" to that certain
                                              ----------
Certificate of the Secretary dated December 29, 1995, executed and delivered by the undersigned is a true and correct copy of the By-Laws of the Company as in effect on the date hereof;

     4.   Attached hereto as Exhibit "A" is a true and correct copy of
                             ----------
resolutions of the Board of Directors of the Company, duly adopted on June 3, 1997, either by unanimous written consent of the members of said Board of Directors or at a meeting of the members of said Board of Directors at which a quorum was present and acting throughout; such proceedings were conducted in accordance with the Articles of Incorporation of the Company and said resolutions have not been amended, rescinded, modified or revoked and are in full force and effect as of the date hereof;

     5. The persons listed below have been duly elected by the Board of Directors of the Company to the offices set forth opposite their respective names, have been duly qualified, and are presently serving as officers of the Company in such capacities. The signatures set forth opposite their respective names are true and correct specimens of their genuine signatures.

Title                 Name                    Signature
-----                 ----                    ---------

President      Stephen P. Griggs        /s/ Stephen P. Griggs
                                        ----------------------------

Secretary      William A. Walker II     /s/ William A. Walker II
                                        ----------------------------

Treasurer      Rebecca R. Irish         /s/ Rebecca R. Irish
                                        ----------------------------

     IN WITNESS WHEREOF, the undersigned has executed this certificate in his aforesaid capacity, this 3rd day of June, 1997.


                                        /s/ William A. Irish II
                                        -------------------------------------
                                        William A. Walker II, Secretary



     The undersigned, Treasurer of the Company, does hereby certify that (i) William A. Walker II has been duly elected by the Board of Directors of the Company to serve as Secretary, (ii) he has been duly qualified and is presently serving the Company in such capacity, and (iii) the signature set forth above is his genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate in her aforesaid capacity, this 3rd day of June, 1997.



                                        /s/ Rebecca R. Irish
                                        -------------------------------------
                                        Rebecca R. Irish, Treasurer

                                  EXHIBIT "A"

                     RESOLUTIONS OF THE BOARD OF DIRECTORS
                                      OF
                          ROTECH MEDICAL CORPORATION


     "WHEREAS, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association ("SunTrust"), NATIONSBANK OF FLORIDA, N.A., N/K/A NATIONSBANK, N.A. ("NationsBank"), NBD BANK ("NBD"), PNC BANK, KENTUCKY, INC. ("PNC"), BARNETT BANK OF CENTRAL FLORIDA, N.A., N/K/A BARNETT BANK, N.A. ("Barnett") and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank") (SunTrust, NationsBank, Barnett and Rabobank are hereinafter collectively referred to as the "Existing Lenders") previously extended to ROTECH MEDICAL CORPORATION, a Florida corporation (the "Corporation"), revolving line of credit loans in the maximum aggregate principal amount of $195,000,000 (the "Revolving Loan"), SunTrust agreed to act as agent for the Revolving Loan, and SunTrust previously extended to the Corporation a revolving line of credit loan in the maximum principal amount of $5,000,000 (the "Line of Credit Loan"; and collectively with the Revolving Loan, the "Loans"), all pursuant to that certain Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 4, 1996 by and between the Corporation, the Existing Lenders and SunTrust, as Agent (the "Original Credit Agreement"); and

     WHEREAS, the Corporation has requested that the Revolving Loan Commitment be increased by $95,000,000 to the maximum aggregate principal amount of $290,000,000, that the Line of Credit Commitment be increased by $5,000,000 to $10,000,000 and that certain of the financial covenants and other covenants and provisions of the Original Credit Agreement be amended; and

     WHEREAS, SunTrust has agreed to increase its Revolving Loan Commitment by $10,000,000 to $65,000,000 and to increase its Line of Credit Commitment by $5,000,000 to $10,000,000, NBD and PNC have decided to withdraw their Commitments and no longer act as Lenders under the Original Credit Agreement, Barnett has agreed to increase its Revolving Loan Commitment by $20,000,000 to $50,000,000, NationsBank has agreed to increase its commitment by $10,000,000 to $50,000,000 and Bank of America, FSB, AmSouth Bank of Florida, The Sumitomo Bank, Limited, Mellon Bank, N.A., and Bank One Kentucky, N.A. (the "New Lenders" and collectively with the Existing Lenders, the "Lenders") have agreed to extend to the Borrower revolving line of credit loans up to Revolving Loan

     Commitments of $40,000,000, $25,000,000, $15,000,000, $15,000,000 and
     $10,000,000, respectively; and

     WHEREAS, the Lenders are unwilling to consent to the Corporation's request unless the Corporation (a) ratifies and approves the increase to the Revolving Loan and the Line of Credit Loan, and (b) executes and delivers to the Lenders a Second Amended and Restated Revolving Credit and Line of Credit Agreement (the "Amended Credit Agreement"), appropriate promissory notes to evidence the increase of the Revolving Loan (the "Revolving Notes"), appropriate promissory note(s) to evidence the increase of the Line of Credit Loan (the "Line of Credit Notes") and such other documents, instruments or agreements as may be required or requested by the Lenders in connection therewith; and

     WHEREAS, it is in the best interests of this Corporation that it obtain the increased Revolving Loans and Line of Credit Loans from the Lenders and that the Original Credit Agreement be so amended and restated;

     NOW, THEREFORE:

     BE IT RESOLVED THAT this Corporation obtain the increased Revolving Loans and Line of Credit Loans from the Lenders, and execute and deliver to the Lenders the Amended Credit Agreement, the Revolving Notes, the Line of Credit Notes and such other instruments, documents or agreements as may be required or requested by the Lenders in connection therewith; and

     BE IT FURTHER RESOLVED THAT any one of the Chief Executive Officer, the President, any Vice-President, the Treasurer, the Secretary or any other officer of this Corporation be and they hereby each and all are authorized, empowered and directed in the name and on behalf of this Corporation and with or without its corporate seal, to make, enter into, execute and deliver with and to the Lenders the Amended Credit Agreement, the Revolving Notes, the Line of Credit Notes and any other documents, instruments or agreements which such officer in his/her sole discretion deems appropriate and which may be requested or required by the Lenders in connection with the Loans; and

     BE IT FURTHER RESOLVED THAT any one of the Chief Executive Officer, the President, any Vice-President, the Treasurer, the Secretary or any other officer of this Corporation be and they hereby are each and all authorized and directed in the name and on behalf of this Corporation to carry out and fulfill the purposes and intent of the Resolutions contained herein including, but not limited to, the documents and instruments set forth in these Resolutions; and

     BE IT FURTHER RESOLVED THAT the Secretary (or any other officer) of this Corporation be and he/she is hereby authorized and directed to furnish the Lenders with a copy of the foregoing Resolutions and to certify the same, and to certify that the provisions of said Resolutions are in conformity with the Articles of Incorporation and By-Laws of this Corporation and that said Resolutions are in full force and effect and have not been rescinded or modified; and the Lenders shall be indemnified and saved harmless by this Corporation from any and all claims, demands, expenses, costs and damages resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer whose name and signature was so certified, or refusing to honor any signature or authority not so certified; and

     BE IT FURTHER RESOLVED THAT the foregoing Resolutions are adopted in addition to, and not in replacement or limitation of, and shall not be limited by, any and all other Resolutions heretofore adopted by this Corporation governing any transaction with or involving the Lenders, and the foregoing Resolutions contained herein shall continue in force until express written notice of their prospective recision or modification, as to future transactions not then existing or committed for by the Lenders, has been furnished to and received by the Lenders; and

     BE IT FURTHER RESOLVED THAT any and all prior and existing agreements and transactions by or on behalf of this Corporation with the Lenders be and the same hereby are in all respects ratified, approved and confirmed."

                         CERTIFICATE OF THE SECRETARY
                                      OF
                  SUBSIDIARIES OF ROTECH MEDICAL CORPORATION


     The undersigned hereby certifies that:

     1.  She is the Secretary of each of the corporations listed on Exhibit "A"
                                                                    -----------
attached hereto (collectively, the "Additional Subsidiaries") and that as such she is personally familiar with and keeps control of, its charter, by-laws and minute books, and schedules meetings of its Board of Directors;

     2.  Attached hereto as Exhibit "B" are true and correct copies of the
                            -----------
Additional Subsidiaries' Articles of Incorporation as in effect on the date hereof;

     3.  Attached hereto as Exhibit "C" are true and correct copies of the By-
                            -----------
Laws of the Additional Subsidiaries as in effect on the date hereof;

     4.  Attached hereto as Exhibit "D" are true and correct copies of joint
                            -----------
resolutions of the Boards of Directors of the Additional Subsidiaries, duly adopted on June 3, 1997, either by unanimous joint written consent of the members of each of said Boards of Directors or at a joint meeting of the members of each of said Boards of Directors at which a quorum was present and acting throughout; such proceedings were conducted in accordance with the Articles of Incorporation of each Additional Subsidiary and said resolutions have not been amended, rescinded, modified or revoked and are in full force and effect as of the date hereof;

     5. The persons listed below have been duly elected by the Board of Directors of each Additional Subsidiary to the offices set forth opposite their respective names, have been duly qualified, and are presently serving as officers of each Additional Subsidiary in such capacities. The signatures set forth opposite their respective names are true and correct specimens of their genuine signatures.

Title                       Name                  Signature
-----                       ----                  ---------

Assistant           Stephen P. Griggs             /s/ Stephen P. Griggs
                                                  ---------------------
  Secretary

Secretary           Rebecca R. Irish              /s/ Rebecca R. Irish
                                                  --------------------

Treasurer           Rebecca R. Irish              /s/ Rebecca R. Irish
                                                  --------------------

     IN WITNESS WHEREOF, the undersigned has executed this certificate in his aforesaid capacity, this 3rd day of June, 1997.


                                   /s/ Rebecca R. Irish
                                   -----------------------------------------
                                   Rebecca R. Irish, Secretary of the
                                   Additional Subsidiaries

     The undersigned, Assistant Secretary of each of the Additional Subsidiaries, does hereby certify that (i) Rebecca R. Irish has been duly elected by the Boards of Directors of the Additional Subsidiaries to serve as Secretary for each, (ii) she has been duly qualified and is presently serving each of the Additional Subsidiaries in such capacity, and (iii) the signature set forth above is her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate in his aforesaid capacity, as of the 3rd day of June, 1997.



                                   /s/ Stephen P. Griggs
                                   -----------------------------------------
                                   Stephen P. Griggs, Assistant Secretary
                                   of the Additional Subsidiaries

                                  EXHIBIT "A"

                          The Additional Subsidiaries
                          ---------------------------


Adaptive Medical, Inc.
Allied Medical Supply, Inc.
Always Medical Equipment, Inc.
Ambassador Medical Equipment, Inc.
American Oxygen Services, Inc.
Apex Healthcare, Inc.
Apex Healthcare of Alabama, Inc.
Apex Healthcare of Louisiana, Inc.
Apex Healthcare of Mississippi, Inc.
Baumann Pharmaceutical Services, Inc.
Berkeley Medical Equipment, Inc.
Cabot Medical Equipment, Inc.
Canyon State Medical Supplies, Inc.
Centennial Medical Equipment, Inc.
Central Home Care, Inc.
Cherokee Home Medical, Inc.
Don Paul Respiratory Services, Inc.
Excel Medical of Ames, Inc.
Excel Medical of Fort Dodge, Inc.
Excel Medical of Marshalltown, Inc.
Famlicare Home Medical Equipment, Inc.
Firstcare, Inc.
Fischer Medical Equipment Co., Inc.
Four Rivers Home Healthcare, Inc.
Georgia Medical Resources, Inc.
Hamilton Medical Equipment Service, Inc.
Health-Med, Inc.
Home Health Services Company, Inc.
Infusion Services, Inc.
Lawrence Medical Equipment, Inc.
MedFirst Health Plans of Louisiana, Inc.
MedFirst Medical Centers, Inc.
MedCase Management, Inc.
Neumann's Home Medical, Inc.
North Central Washington Respiratory Care Services, Inc.
Northwest Home Medical, Inc.
Pedi-Care, Inc.
Principal Medical Equipment, Inc.
Professional Breathing Associates, Inc.
Regency Medical Equipment, Inc.
Ritt Medical Group, Inc.
Wofford Pharmaceutical Services, Inc.
Worker's Health Care Clinic, Inc.

                                  EXHIBIT "B"
                           Articles of Incorporation
                           -------------------------

                                (See Attached.)

                                  EXHIBIT "C"

                                    By-Laws
                                    -------

                                 (See Attached.)

                                  EXHIBIT "D"

                             Corporate Resolutions
                             ---------------------

                 JOINT RESOLUTIONS OF THE BOARDS OF DIRECTORS
                 (Subsidiaries of ROTECH MEDICAL CORPORATION)

     "WHEREAS, SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association ("SunTrust"), NATIONSBANK OF FLORIDA, N.A., N/K/A NATIONSBANK, N.A. ("NationsBank"), NBD BANK ("NBD"), PNC BANK, KENTUCKY, INC. ("PNC"), BARNETT BANK OF CENTRAL FLORIDA, N.A., N/K/A BARNETT BANK, N.A. ("Barnett") AND COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank") (SunTrust, NationsBank, Barnett and Rabobank are hereinafter collectively referred to as the "Existing Lenders"), previously extended to ROTECH MEDICAL CORPORATION (the "Borrower") revolving line of credit loans in the maximum aggregate principal amount of $195,000,000.00 (the "Revolving Loan"), SunTrust agreed to be the agent for the Revolving Loan, and SunTrust previously extended to the Borrower a revolving line of credit loan in the maximum principal amount of $5,000,000.00 (the "Line of Credit Loan"; and collectively with the Revolving Loan, the "Loans"), all pursuant to that certain Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 4, 1996 by and between the Borrower, the Existing Lenders and SunTrust, as Agent (the "Original Credit Agreement"); and

     WHEREAS, the Loans are guaranteed by all of the Subsidiaries (the "Existing Subsidiaries") of the Borrower which were in existence on the date of the Original Credit Agreement pursuant to that certain Subsidiary Guaranty Agreement dated as of December 29, 1995 as supplemented by that certain First Supplement to Guaranty Agreement dated as of June 4, 1996, from the Existing Subsidiaries in favor of the Agent and the Lenders and the Contribution Agreement dated as of December 29, 1995 as supplemented by that certain First Supplement to Contribution Agreement dated as of June 4, 1996 among the Borrower, the Agent and the Existing Subsidiaries (collectively, the "Existing Guaranty Documents"); and

     WHEREAS, the Borrower has requested that the Revolving Loan Commitment be increased by $95,000,000 to the maximum aggregate principal amount of $290,000,000, that the Line of Credit Commitment be increased by $5,000,000 to $10,000,000 and that certain of the financial covenants and other covenants and provisions of the Original Credit Agreement be amended; and

     WHEREAS, SunTrust has agreed to increase its Revolving Loan Commitment by $10,000,000 to $65,000,000 and to increase its

     Line of Credit Commitment by $5,000,000 to $10,000,000, NBD and PNC have decided to withdraw their Commitments and no longer act as Lenders under the Original Credit Agreement, Barnett has agreed to increase its Revolving Loan Commitment by $20,000,000 to $50,000,000, NationsBank has agreed to increase its commitment by $10,000,000 to $50,000,000 and Bank of America, FSB, AmSouth Bank of Florida, The Sumitomo Bank, Limited, Mellon Bank, N.A., and Bank One Kentucky, N.A. (the "New Lenders" and collectively with the Existing Lenders, the "Lenders") have agreed to extend to the Borrower revolving line of credit loans up to a Revolving Loan Commitment of $40,000,000, $25,000,000, $15,000,000, $15,000,000 and $10,000,000,
     respectively; and

     WHEREAS, it is also possible from time to time that the Lenders may make further extensions of credit or loans to the Borrower provided, however nothing contained in these Resolutions or otherwise received from the Lenders at this time will obligate the Lenders to make any such future extensions of credit or loans; and

     WHEREAS, the Lenders are unwilling to consent to the Borrower's request unless each Additional Subsidiary (i) joins in the Existing Guaranty Documents in order to absolutely and unconditionally guarantee the Loans,
     (ii) agrees to comply with all the terms of the loan documents executed in connection with the Loans applicable to the Additional Subsidiaries, (iii) agrees that in the event there are any future extensions of credit or advances made to the Borrower that such future advances or loans would be further guaranteed by the Additional Subsidiaries, (iv) grants to the Lenders a negative pledge on all its assets and (v) executes and delivers to the Lenders the Joinder of Subsidiaries (the "Joinder") to the Second Amended and Restated Revolving Credit and Line of Credit Agreement by and among the Borrower, SunTrust as Agent, and the Lenders of even date herewith, a Supplement to Subsidiary Guaranty Agreement (the "Guaranty Supplement"), a Supplement to Contribution Agreement (the "Contribution Supplement", and, collectively with the Guaranty Supplement, the "Supplements"), an Agreement Not to Sell or Encumber Assets (the "Negative Pledge") and any other documents, instruments or agreements as may be requested or required by the Lenders in connection with the Loans; and

     WHEREAS, it is in the best interests of each Additional Subsidiary that the Borrower obtain the increased Loans from the Lenders, and, to the extent the Lenders should extend any future advances or loans to the Borrower in the future, that said futures advances or loans be made;

     NOW, THEREFORE:

     BE IT RESOLVED THAT each Additional Subsidiary (i) absolutely and unconditionally guarantee the Revolving Loan in the maximum aggregate principal amount of $290,000,000 extended to the Borrower by the Lenders, the Line of Credit Loan in the maximum principal amount of $10,000,000 extended to the Borrower by SunTrust, as well as any future extensions of credit or additional loans made by the Lenders to the Borrower, (ii) grant a negative pledge on all its assets to the Lenders, (iii) comply with all the provisions of the loan documents executed in connection with the Loans applicable to it and (iv) execute and deliver to the Lenders the Joinder, the Supplements, the Negative Pledge and any other documents, instruments or agreements as may be requested or required by the Lenders in connection with the Loans; and

     BE IT FURTHER RESOLVED THAT any one of the President, any Vice-President, the Treasurer, the Secretary or any other officer of each Additional Subsidiary be and they hereby each and all are authorized, empowered and directed in the name and on behalf of each Additional Subsidiary and with or without its corporate seal, to make, enter into, execute and deliver with and to the Lenders the Joinder, the Supplements guaranteeing all obligations due or hereafter to become due the Lenders from the Borrower, which obligations will include, but are not limited to, the Revolving Loan, the Line of Credit Loan, as well as future extensions of credit or loans, a Negative Pledge for each Additional Subsidiary, and any other instruments or agreements which such officer in his/her sole discretion deems appropriate and which may be requested or required by the Lenders in connection with the Loans; and

     BE IT FURTHER RESOLVED THAT any one of the President, any Vice-President, the Treasurer, the Secretary or any other officer of each Additional Subsidiary be and they hereby are each and all authorized and directed in the name and on behalf of each Additional Subsidiary to carry out and fulfill the purposes and intent of the Resolutions contained herein including, but not limited to, the documents and instruments set forth in these Resolutions; and

     BE IT FURTHER RESOLVED THAT the Secretary (or any other officer) of each Additional Subsidiary be and he/she is hereby authorized and directed to furnish the Agent and/or the Lenders with a copy of the foregoing Resolutions and to certify the same, and to certify that the provisions of said Resolutions are in conformity with the Articles of Incorporation and By-

     Laws of such Additional Subsidiary and that said Resolutions are in full force and effect and have not been rescinded or modified; and the Lenders shall be indemnified and saved harmless by each of the Additional Subsidiaries from any and all claims, demands, expenses, costs and damages resulting from or growing out of honoring or relying on the signature or other authority (whether or not properly used) of any officer whose name and signature was so certified, or refusing to honor any signature or authority not so certified; and

     BE IT FURTHER RESOLVED THAT the foregoing Resolutions are adopted in addition to, and not in replacement or limitation of, and shall not be limited by, any and all other Resolutions heretofore adopted by the Additional Subsidiaries governing any transaction with or involving the Lenders, and the foregoing Resolutions contained herein shall continue in force until express written notice of their prospective recision or modification, as to future transactions not then existing or committed for by the Lenders, has been furnished to and received by the Lenders; and

     BE IT FURTHER RESOLVED THAT any and all prior and existing agreements and transactions by or on behalf of the Additional Subsidiaries with the Lenders be and the same hereby are in all respects ratified, approved and confirmed."

                              CLOSING CERTIFICATE



          Pursuant to Section 5.1 of the Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (the "Credit Agreement") among ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, as Agent, and the other Lenders at any time and lending institutions listed on the signature pages thereto, the undersigned in their respective capacities as officers, directors, or authorized signatories of the Borrower and each Material Subsidiary hereby certify to the Lenders and the Agent as follows (capitalized terms used herein having the same meanings as assigned to such terms in the Credit Agreement):


     1. All representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof.

     2. After giving effect to the Loans to be made to the Borrower pursuant to the Credit Agreement on the date hereof, no Default or Event of Default has occurred and is continuing and no condition, event, act or omission which, with the giving of notice or the lapse of time or both, would constitute a Default or Event of Default which under the Credit Agreement or any other Credit Documents has occurred and is continuing or exists as of the date hereof.

     3. As of the date hereof, the Borrower and each Material Subsidiary has complied with all its duties and obligations and all of the conditions set forth in the Credit Agreement and each of the other Credit Documents executed by each of them, in connection with the Credit Agreement.

     4. Since the date of the audited financial statements of the Consolidated Companies described in Section 6.3 of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect.

     5. Except as may be described on Schedule 6.5 of the Credit Agreement, no action or proceeding has been instituted or is pending before any court or other governmental authority, or, to the knowledge of the Borrower, threatened (i) which reasonably could be expected to have a Materially Adverse Effect, or (ii) seeking to prohibit or restrict one or more Credit Party's ownership or operation of any portion of its businesses or assets, where such portion or portions of such businesses or assets, as the case may be, constitute a material portion of the total businesses or assets of the Consolidated Companies.

     6. The Loans to be made on the date hereof are being used solely for the purposes provided in the Credit Agreement, and such Loans and use of proceeds thereof will not contravene, violate or conflict with, or involve the Agent or any Lender in a violation of, any law, rule, injunction, or regulation, or determination of any court of law or other governmental authority, applicable to the Borrower.

     7. The conditions precedent set forth in Sections 5.1 and 5.2 of the Credit Agreement have been or will be satisfied (or have been waived pursuant to the terms of the Credit Agreement) prior to or concurrently with the making of the Loans under the Credit Agreement on the date hereof.

     8. The execution, delivery and performance by the Credit Parties of the Credit Documents will not violate any Requirement of Law or cause a breach or default under any of their respective Contractual Obligations.

     9. Each of the Credit Parties has the corporate power and authority to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of such Credit Documents. No consents or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Credit Party, or the validity or enforceability against any Credit Party, of the Credit Documents, other than such consents, authorizations or filings which have been made or obtained.

     This Certificate executed and delivered on behalf of the Borrower and the Material Subsidiaries this 3rd day of June, 1997.

ATTEST                              ROTECH MEDICAL CORPORATION


/s/ Rebecca R. Irish                By: /s/ Stephen P. Griggs
-------------------------              ---------------------------------
Rebecca R. Irish,                      Stephen P. Griggs,
Treasurer                              President

(CORPORATE SEAL)

                                    AS OFFICERS, DIRECTORS AND/OR
ATTEST                              AUTHORIZED SIGNATORIES OF EACH
                                    OF THE MATERIAL SUBSIDIARIES:


/s/ Stephen P. Griggs               By: /s/ Rebecca R. Irish
--------------------------             ---------------------------------
Stephen P. Griggs,                     Rebecca R. Irish,
President or Vice President            Treasurer

                                 CLOSING STATEMENT
                                 -----------------



BORROWER:           ROTECH MEDICAL CORPORATION


LENDERS: SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, NATIONSBANK OF FLORIDA, N.A., NBD BANK, PNC BANK, KENTUCKY, INC., BARNETT BANK OF CENTRAL FLORIDA, N.A., MELLON BANK, N.A. AND COOPERATIVE CENTRALE RAIFFEISEW-BOERENLEENBANK "RABOBANK NEDERLAND," NEW YORK BRANCH



LOAN TRANSACTION:   $195,000,000 Revolving Loans and $5,000,000 Line of Credit
                    Loan


DATE:               June 4, 1996

________________________________________________________________________________
CLOSING COSTS:
    Attorneys' Fees payable to                    $17,500.00
    Akerman, Senterfitt & Eidson, P.A.

    Miscellaneous Expenses (i.e.                  $ 2,500.00
    duplicating, delivery charges, long
    distance telephone, telecopy
    charges, word processing/computer
    service charges, etc.) payable to Akerman,
    Senterfitt & Eidson, P.A.

    Structuring and Syndication Fee payable       $ P.O.C.
    to SunTrust Capital Markets, Inc.

    Expenses of SunTrust Capital Markets, Inc.    $ P.O.C.

                                                  ----------
TOTAL                                             $20,000.00
                                                  ==========

_______________________________________________________________________________
     By execution of this Loan Closing Statement, Borrower agrees and consents to payment of the indicated fees, costs and expenses in accordance therewith. Borrower further acknowledges and agrees to fulfill its obligation to pay any reasonable further or additional fees, costs or expenses incurred by Agent, any Lender, SunTrust Capital Markets, Inc., or their counsel in connection with any unanticipated post-closing matters.

BORROWER:                         LENDERS:


ROTECH MEDICAL CORPORATION        SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL
                                  ASSOCIATION, as Agent for Lenders


By:___________________________    By:_____________________________
   Stephen P. Griggs,                Randy P. Chesak,
   President                         Vice President

                             REVOLVING CREDIT NOTE
                             ---------------------



June 3, 1997                                                     $ 25,000,000.00
                                                                Atlanta, Georgia


          FOR VALUE RECEIVED, the undersigned, ROTECH MEDICAL CORPORATION, a Florida corporation (the "Borrower"), promises to pay to the order of AMSOUTH BANK OF FLORIDA, a Florida banking corporation, (the "Bank") at the office of the Bank at 65 N. Orange Avenue, Orlando, Florida 32801, or at such other place as the holder hereof may designate by notice in writing to Borrower, in immediately available funds in lawful money of the United States of America, on the sooner of (i) the Termination Date (as defined in the Agreement hereinafter described), or (ii) acceleration of this indebtedness as hereinafter provided, the lesser of (i) the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) or (ii) so much thereof as shall have been from time to time disbursed hereunder by the Bank in accordance with that certain Second Amended and Restated Revolving Credit and Line of Credit Agreement dated as of June 3, 1997 (as amended, modified or supplemented, the "Agreement") by and among the Borrower, the Bank, and the other Lenders which are parties thereto from time to time, and not theretofore repaid, as shown on the grid schedule attached hereto (the "Grid Schedule") .

          In addition to principal, Borrower agrees to pay interest on the principal amounts disbursed hereunder from time to time from the date of each disbursement until paid at such simple rates of interest per annum and upon such dates as provided for in the Agreement. Interest shall accrue on the outstanding principal balance from the date hereof up to and through the date on which all principal and interest hereunder is paid in full, and shall be computed on the basis of the actual number of days elapsed in a 360-day year. Such interest is to be paid to the Bank at its office in Orlando, Florida.

          This Revolving Credit Note ("Note") evidences a loan incurred pursuant to the terms and conditions of the Agreement to which reference is hereby made for a full and complete description of such terms and conditions. All capitalized terms used in this Note shall have the same meanings as set forth in the Agreement.

          Bank shall at all times have a right of set-off against any deposit balances of Borrower in the possession of the Bank and the Bank may apply the same against payment of this Note or any other indebtedness of Borrower to the Bank. The payment of any indebtedness evidenced by this Note prior to the Termination Date or demand shall not affect the enforceability of this Note as to any future, different or other indebtedness incurred hereunder by the Borrower. In the event the indebtedness evidenced by this Note is collected by legal action or through an attorney-at-law, the Bank shall be entitled to recover from